As filed with the Securities and Exchange Commission on April 27, 2012

File No. 333-104424
File No. 811-21330

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 16

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 18

COUNTRY Investors Variable Annuity Account

(Exact Name of Registrant)

COUNTRY Investors Life Assurance Company

(Name of Depositor)

1701 N. Towanda Avenue
Bloomington, Illinois, 61701
1-309-821-3000

(Address and Telephone Number of Principal Executive Office)

James M. Jacobs
Office of the General Counsel
1701 N. Towanda Avenue
Bloomington, Illinois 61701

(Name and Address of Agent for Service of Process)

Copy to:
Thomas E. Bisset, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐    immediately upon filing pursuant to paragraph (b) of Rule 485;

☒   on May 1, 2012 pursuant to paragraph (b) of Rule 485;

☐    60 days after filing pursuant to paragraph (a) of Rule 485;

☐    on May 1, 2012 pursuant to paragraph (a) of Rule 485

Securities being offered: Flexible Premium Deferred Variable Annuity Contracts

COUNTRY Investors Variable Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY CONTRACT

PROSPECTUS
May 1, 2012

COUNTRY Investors Life Assurance Company® (the "Company") sponsors the individual flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of COUNTRY Investors Variable Annuity Account (the "Account") available under the Contract, each of which invests in one of the following Investment Options:

American Century Investments

VP Inflation Protection Bond Fund

VP Ultra® Fund

VP VistaSM Fund

Calvert Variable Products, Inc.

Calvert VP Russell 2000 Small Cap Index Portfolio—Class F

Calvert VP S&P MidCap 400 Index Portfolio—Class F

Calvert VP EAFE International Index Portfolio—Class F

DWS Variable Series I

DWS Global Small Cap Growth VIP—Class A (formerly Global Opportunities VIP—Class A)

DWS Variable Series II

DWS Global Thematic VIP—Class A

Federated Insurance Series Fund

Federated Capital Appreciation Fund II—Primary Shares

Federated Managed Volatility Fund II (formerly Capital Income Fund II)

Federated Prime Money Fund II

Federated Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Service Class 2

VIP Disciplined Small Cap Portfolio—Service Class 2

VIP Growth Portfolio—Service Class 2

VIP High Income Portfolio—Service Class 2

VIP Investment Grade Bond Portfolio—Initial Class

VIP Index 500 Portfolio—Service Class 2

VIP Mid Cap Portfolio—Service Class 2

VIP Real Estate Portfolio—Service Class 2

Franklin Templeton Variable Insurance Trust

Franklin Small Cap Value Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Global Bond Securities—Class 2

JPMorgan Insurance Trust

JPMorgan Insurance Trust Intrepid Growth Portfolio—Class 1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio—Class 1

JPMorgan Insurance Trust Mid Cap Growth Portfolio—Class 1

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 2

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc. International Stock Portfolio

The Company no longer offers the Contract to new purchasers. Although the Contract is no longer available to new purchasers, all rights and benefits under the Contract continue to be available to Owners. The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the Annuitization Date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information ("SAI") has been filed with the SEC, is incorporated herein by reference and is available free of charge. The SAI's table of contents appears at the end of this Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

This prospectus sets forth information about the Company and Account you should know before investing. Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By
COUNTRY Investors Life Assurance Company®

Home Office 1701 N. Towanda Avenue Bloomington, Illinois 61701	Variable Product Service Center PO Box 9239 Des Moines, Iowa 50306 1-888-349-4658

The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning or surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses(1)	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(2)	7%	7%
Transfer Processing Fee(3)	$25	$10
Illustrative Report Fee(4)	$25 per report	$0 per report

The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(5)	$45	$30
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.40%	1.20%
Total Separate Account Annual Expenses	1.40%	1.20%
Optional Retirement Security Rider Charge(6) (as a percentage of Accumulated Value)	0.75%	0.50%
Optional Guaranteed Minimum Death Benefit Endorsement Charge(6) (as a percentage of Accumulated Value)	0.20%	0.20%
Optional Incremental Death Benefit Rider Charge(6) (as a percentage of Accumulated Value)	0.30%	0.20%
Total Separate Account Annual Expenses and Optional Retirement Security Rider Charge (as a percentage of average variable accumulated value)(7)	2.15%	1.70%

(1)  Some states may impose a premium tax that can range up to 3.5% of a premium payment.

(2)  The surrender charge is only assessed during the first seven Contract Years. The surrender charge declines each year after the third Contract Year to 0% in the eighth Contract Year. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. For purposes of determining the availability of the 10% free withdrawal privilege, we add the Accumulated Value being withdrawn to the amount of any Accumulated Value previously withdrawn in the Contract Year and divide that amount by the Accumulated Value in your Contract on your most recent Contract Anniversary. This amount is not cumulative from Contract Year to Contract Year. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

(3) We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $10 for the thirteenth and each subsequent transfer during a Contract Year.

(4) We may assess a charge of up to $25 for each Illustrative Report you request after the Contract Date.

(5)  We currently deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date. This annual administrative charge is waived for Contracts with Accumulated Value at or above $50,000 on the Contract Anniversary.

The next table shows the minimum and maximum total operating expenses charged by any of the Investment Options for the fiscal year ended December 31, 2011. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses(8)
(expenses that are deducted from Investment Option assets)(9)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	1.66%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(10)	0.35%	1.66%

(6)  We deduct the charges for the Retirement Security Rider, Guaranteed Minimum Death Benefit Endorsement and Incremental Death Benefit Rider on each Contract Anniversary. If you surrender the Contract prior to the Contract Anniversary, we will deduct the charge for the Retirement Security Rider and Incremental Death Benefit Rider on a pro-rata basis. The Incremental Death Benefit Rider is not available under Qualified Contracts.

(7)  The Guaranteed Maximum Charge and Current Charge figures represent the sum of the Total Separate Account Annual Expenses and the Optional Retirement Security Rider Charge and assume that the Accumulated Value under the Contract has been allocated solely to the Subaccounts of the Account in accordance with the Growth Model Portfolio. See DESCRIPTION OF ANNUITY CONTRACT—Retirement Security Rider—Asset Allocation Model Portfolio, for information regarding the investment restrictions governing the use of the Retirement Security Rider.

(8)  Some Investment Options may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

(9)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2011. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee arrangements, the minimum and maximum total annual Investment Option operating expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses) charged by any of the Investment Options would have been 0.35% and 1.36%, respectively.

(10)  The "Total Annual Investment Options Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue until at least April 30, 2013. Seven Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, Investment Option fees and expenses, the Guaranteed Minimum Death Benefit Endorsement charge, the Incremental Death Benefit Rider charge and the Retirement Security Rider charge.

Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.(1)

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Death Benefit Endorsement, the Incremental

Death Benefit Rider and the Retirement Security Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,032	$1,871	$2,605	$4,466

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(2):

1 Year	3 Years	5 Years	10 Years
$1,032	$1,778	$2,511	$4,466

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$319	$1,222	$2,135	$4,466

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Death Benefit Endorsement, the Incremental Death Benefit Rider and the Retirement Security Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$910	$1,513	$2,013	$3,312

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(2):

1 Year	3 Years	5 Years	10 Years
$910	$1,417	$1,913	$3,312

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$188	$837	$1,511	$3,312

Example 3

The third example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect the Guaranteed Minimum Death Benefit Endorsement, the Incremental

Death Benefit Rider or the Retirement Security Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,032	$1,641	$2,148	$3,467

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(2):

1 Year	3 Years	5 Years	10 Years
$1,032	$1,546	$2,049	$3,467

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$319	$974	$1,654	$3,467

Example 4

The fourth example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect the Guaranteed Minimum Death Benefit Endorsement, the Incremental Death Benefit Rider or the Retirement Security Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$910	$1,275	$1,528	$2,169

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(2):

1 Year	3 Years	5 Years	10 Years
$910	$1,176	$1,422	$2,169

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$188	$582	$1,001	$2,169

(1)  The examples take into account Investment Option fee waiver and expense reimbursement arrangements only for a one year period.

(2)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three- and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization.

Condensed Financial Information

Please refer to APPENDIX A for accumulation unit information for each subaccount.

SUMMARY OF THE CONTRACT

Issuance of a Contract. The Contract is an individual flexible premium deferred variable annuity contract with a maximum issue age of 99 for Annuitants (see "DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:

●  "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

●  "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

The Company no longer offers the Contract to new purchasers. Although the Contract is no longer available to new purchasers, all rights and benefits under the Contract continue to be available to Owners.

Free-Look Period. You have the right to return the Contract within 30 days after you receive it (see "DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period"). If you return the Contract, it will become void and you will receive the greater of:

●  premiums paid; or

●  the Accumulated Value on the date the Company receives the returned Contract at our Variable Product Service Center, plus administrative charges and any other charges deducted under the Contract.

Premiums. The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT—Premiums.") We retain the right to approve premium amounts greater than $250,000.

Allocation of Premiums. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums").

●  The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

●  At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

Asset Allocation Program. You may elect to participate in the Asset Allocation Program and allocate all of your premiums to one of the six (6) model portfolios we make available under the Program to assist you in selecting Investment Options (see "DESCRIPTION OF ANNUITY CONTRACT—Asset Allocation Program"). Each model portfolio represents a different level of risk tolerance: Aggressive; Growth; Growth-Income; Balanced; Income Growth; and Income. The Investment Option allocations of the model portfolios may be changed from time to time in response to market conditions or other factors. If the Investment Option allocations of the model portfolio you have chosen are changed, you will need to elect to opt out of the model portfolio as modified to maintain your then-current investment allocations. Otherwise, your Accumulated Value and future premiums or the dollar amount of annuity units in the Subaccounts where a variable settlement option has been chosen will be allocated among the Investment Options based on the changes to the model portfolio.

We will forward to you advance notice of any changes to your model portfolio. You may revise your Investment Option allocations or select a new model portfolio at your discretion.

There is no separate charge for participating in the Asset Allocation Program, nor is there a charge to change to a different model portfolio or to change your allocation to a particular Investment Option. There is no guarantee that a model portfolio in the Asset Allocation Program will not lose money or experience volatility.

Transfers. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Annuitization Date (see "DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege").

●  The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

●  Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

●  The Company waives fees for the first twelve transfers during a Contract Year.

●  The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $25.)

Partial Withdrawal. You may withdraw part of the Accumulated Value upon Written Notice at any time prior to the Annuitization Date (see "DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Partial Withdrawals"). Certain partial withdrawals may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender"). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

Surrender. You may surrender your Contract upon Written Notice at any time prior to the Annuitization Date (see "DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Surrender"). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

Death Benefit. We will pay a death benefit if the Annuitant dies prior to the Annuitization Date. The death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

(1)  the sum of premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

(2)  the Accumulated Value.

If you own a Non-Qualified Contract, you may enhance your death benefit protection by electing the Guaranteed Minimum Death Benefit Endorsement and/or the Incremental Death Benefit Rider. See "DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before Annuitization—Guaranteed Minimum Death Benefit Endorsement, and—Incremental Death Benefit Rider" for descriptions of the Guaranteed Minimum Death Benefit Endorsement and the Incremental Death Benefit Rider. If you own a Qualified Contract, you may also enhance your death benefit protection by electing the Guaranteed Minimum Death Benefit Endorsement. The Incremental Death Benefit Rider is not available under Qualified Contracts.

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years (see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender").

Contract Year in Which Withdrawal Occurs	Surrender Charge as a Percentage of Amount Withdrawn
1	7%
2	7
3	7
4	6
5	5
6	4
7	2
8 and after	0

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

We reserve the right to waive the surrender charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.")

You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the Contract Date if the Annuitant has been confined in an extended care facility for at least 30 consecutive days (as defined in your Contract). We must receive notification, prior to the Annuitization Date, at our Variable Product Service Center in order to activate this waiver.

Annual Administrative Charge. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date (see "CHARGES AND DEDUCTIONS—Annual Administrative Charge"). (This charge is guaranteed not to exceed $45.) We currently waive this charge with an initial premium payment of $50,000 or greater on the Contract Date. We also currently waive this charge if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee. We may assess a $10 transfer processing fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

Mortality and Expense Risk Charge. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.20% (approximately 0.81% for mortality risk and 0.39% for expense risk) (see "CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge"). (This charge is guaranteed not to exceed 1.40% annually.)

Retirement Security Rider Charge. We currently apply a charge for the Retirement Security Rider at an annual rate of 0.50% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.75% of Accumulated Value.) See "CHARGES AND DEDUCTIONS—Optional Retirement Security Rider."

Guaranteed Minimum Death Benefit Endorsement. We currently apply a charge for the Guaranteed Minimum Death Benefit Endorsement at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.20% of Accumulated Value.) See "CHARGES AND DEDUCTIONS—Guaranteed Minimum Death Benefit Endorsement."

Incremental Death Benefit Rider. We currently apply a charge for the Incremental Death Benefit Rider at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.30% of Accumulated Value.) See "CHARGES AND DEDUCTIONS—Incremental Death Benefit Rider."

Investment Option Expenses. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 5 titled "Annual Investment Option Expenses" lists these fees.

Risk of An Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.

ANNUITY PROVISIONS

At any time prior to the Annuitization Date you may choose to have the Cash Surrender Value distributed to you as follows:

●  under a settlement option, or

●  in a lump sum (see "SETTLEMENT OPTIONS").

FEDERAL TAX MATTERS

The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

COUNTRY Investors Life Assurance Company

The Company was incorporated on October 13, 1981 as a stock life insurance company in the State of Illinois and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 43 states: Alabama, Alaska, Arizona, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

CEFLI

The Company is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"). CEFLI's core mission is to help promote high levels of ethical and compliant business practices in the life insurance industry. CEFLI continues to support the "IMSA" (Insurance Marketplace Standards Association) process, its standards and logo. As a member of CEFLI, the Company networks with others in the life and annuity industry to stay current on compliance and ethics knowledge and information.

COUNTRY Investors Variable Annuity Account

On April 17, 2002, we established the Account pursuant to the laws of the State of Illinois. The Account:

●  will receive and invest premiums paid to it under the Contract;

●  will receive and invest premiums for other variable annuity contracts we issue;

●  is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company. Income, gains and losses, whether or not realized, from assets allocated to the Account are, in accordance with the Contracts, credited to or charged against the Account without regard to other income, gains or losses of the Company. In contrast, all assets held in the General Account are subject to the Company's general liabilities from business operations. The Declared Interest Option is part of our General Account.

Investment Options

There are currently 32 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option. Each premium payment you submit may be directed to a maximum of 16 Investment Options, including the Declared Interest Option.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Variable Product Service Center at 888-349-4658.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Inflation Protection Bond Fund	● This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.

VP Ultra® Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP VistaSM Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Calvert Variable Products, Inc. Calvert Asset Management Company, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP Russell 2000 Small Cap Index Portfolio—Class F	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Calvert VP S&P MidCap 400 Index Portfolio—Class F	● This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap® 400 Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Calvert VP EAFE International Index Portfolio—Class F	● This Portfolio seeks investment results that correspond to the total return performance of the Morgan Stanley Capital International EAFE Index. The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East. The Portfolio will typically invest in common stocks of the companies that comprise the MSCI EAFE Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

DWS Variable Series I and DWS Variable Series II. Deutsche Investment Management Americas Inc. ("DIMA") is the investment adviser for each portfolio of DWS Variable Series I and II. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of DIMA. DWS

Scudder is the designation given to the products and services provided by DIMA and its affiliates to the DWS mutual funds (including the Funds listed below).

Portfolio	Investment Objective(s) and Principal Investments
DWS Global Small Cap Growth VIP—Class A (formerly known as DWS Global Opportunities VIP—Class A)	● This Portfolio seeks above-average capital appreciation over the long term. The Portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the S&P Developed Small Cap Index, formerly the S&P/Citigroup Extended Market Index-World).

DWS Global Thematic VIP—Class A	● This Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies.

Federated Insurance Series Fund. Federated Equity Management Company of Pennsylvania is the investment adviser to Federated Capital Appreciation Fund II and Federated Managed Volatility Fund II; Federated Investment Management Company is the investment adviser for Federated Prime Money Fund II and Federated Quality Bond Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Capital Appreciation Fund II—Primary Shares	● This Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that the adviser believes offer superior growth prospects or of companies whose stock, the adviser believes, is undervalued. The Fund may also invest in common stocks of foreign issuers (including American Depositary Receipts), and may also invest in convertible securities and preferred stocks of these domestic and foreign companies.

Federated Managed Volatility Fund II (formerly Capital Income Fund II)	● The Fund's investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential-e.g., investment-grade debt issues, domestic noninvestment-grade debt securities (also known as "junk bonds" or "high-yield bonds") and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. To increase or decrease its exposure to foreign interest rate and/or currency markets, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities. The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy as more fully described in the Fund's prospectus.

Portfolio	Investment Objective(s) and Principal Investments
Federated Prime Money Fund II	● This money market mutual fund seeks to provide current income consistent with stability of principal and liquidity by investing primarily in a portfolio of short-term, high-quality, fixed-income securities. There can be no assurance that the Prime Money Fund II will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Federated Quality Bond Fund II—Primary Shares	● This Fund seeks to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities.

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio—Service Class 2	● This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value Fidelity Management and Research Company (FMR) believes is not fully recognized by the public.

Fidelity VIP Disciplined Small Cap Portfolio—Service Class 2	● This Portfolio seeks capital appreciation. The Portfolio normally invests primarily in common stocks, investing at least 80% of its assets in securities of companies with small market capitalizations.

Fidelity VIP Growth Portfolio—Service Class 2	● This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies Fidelity Management and Research Company (FMR) believes have above-average growth potential.

Fidelity VIP High Income Portfolio—Service Class 2	● This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Investment Grade Bond Portfolio—Initial Class	● This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. The portfolio normally invests at least 80% of its assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements.

Fidelity VIP Index 500 Portfolio—Service Class 2	● This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Mid Cap Portfolio—Service Class 2	● This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either "growth" stocks or "value" stocks or both.

Fidelity VIP Real Estate Portfolio—Service Class 2	● This Portfolio seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The Portfolio normally invests at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments. The Portfolio seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.

Franklin Templeton Variable Insurance Trust. Franklin Advisers, Inc. serves as the investment adviser to the Templeton Global Bond Securities Fund and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; and Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Small Cap Value Securities Fund—Class 2	● This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.

Franklin U.S. Government Fund—Class 2	● This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.

Mutual Shares Securities Fund—Class 2	● This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Global Bond Securities—Class 2	● Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

JPMorgan Insurance Trust. J.P. Morgan Investment Management, Inc. (JPMIM) serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Intrepid Growth Portfolio—Class 1	● This Portfolio seeks to provide long-term capital growth. The Portfolio normally invests primarily in equity investments of large- and mid-capitalization companies that the adviser believes are undervalued and/or have strong momentum.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio—Class 1	● This Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations similar to those within the universe of the Russell Midcap Index at the time of purchase.

JPMorgan Insurance Trust Mid Cap Growth Portfolio—Class 1	● This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 2	● This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio	● This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation. A value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

New America Growth Portfolio	● This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today's "new America". The fund may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.

Personal Strategy Balanced Portfolio	● This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

T. Rowe Price International Series, Inc. T. Rowe Price Associates Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd is the investment sub-adviser.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	● This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States. This fund is subject to the unique risks of international investing, including currency fluctuation.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, COUNTRY Capital Management Company, the principal underwriter of the Contracts, receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change.

If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

●  operate the Account as a management investment company under the 1940 Act,

●  deregister the Account under that Act in the event such registration is no longer required, or

●  combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of COUNTRY Capital Management Company ("COUNTRY Capital"). Your Contract Date will be the date the properly completed application is received at our Variable Product Service Center. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) See "DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums" for our procedures upon receipt of an incomplete application. The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract. We apply a maximum issue age of 99 for Annuitants.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Variable Product Service Center on a timely basis.

The Company no longer offers the Contract to new purchasers. Although the Contract is no longer available to new purchasers, all rights and benefits under the Contract continue to be available to Owners.

Premiums

The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and prior to the Annuitization Date. We retain the right to approve initial premium amounts greater than $250,000.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You should forward all premium payments to our Variable Product Service Center.

If mandated under applicable law, the Company may be required to reject a premium payment.

Free-Look Period

We provide for an initial "free-look" period during which time you have the right to return the Contract within 30 days after you receive it. If you return the Contract, it will become void and you will receive the greater of:

●  premiums paid; or

●  the Accumulated Value on the date we receive the returned Contract at our Variable Product Service Center, plus administrative charges and any other charges deducted from the Account.

Allocation of Premiums

Upon receipt at our Variable Product Service Center of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Variable Product Service Center before 3:00 p.m. central time in good order. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option and each premium payment you submit may be directed to a maximum of sixteen Investment Options, including the Declared Interest Option. If your allocation instructions in connection with a premium payment would result in your Accumulated Value being invested in more than sixteen Investment Options, we will treat your request as not in good order and request alternate allocation instructions from you. If we do not receive alternate allocation instructions from you within five Business Days of receipt of the subject premium payment, we will return the premium payment to you.

●  Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

●  At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

●  We will allocate subsequent premiums in the same manner at the end of the Valuation Period we receive them at our Variable Product Service Center, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day.

●  You may change your allocation instructions at any time by sending Written Notice to the Variable Product Service Center. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

●  You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable accumulated value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value. Your Contract's variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

Determination of Number of Units. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

●  any premiums paid, and

●  any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

●  any amounts withdrawn,

●  applicable charges assessed, and

●  any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value. We have set the unit value for each Subaccount's first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by (b) where:

(a)  is the net result of:

1.  the value of the net assets in the Subaccount at the end of the preceding valuation period; plus

2.  the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus

3.  the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus

4.  any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.  the daily amount charged for mortality and expense risks for each day of the current valuation period.

(b)  is the number of units outstanding at the end of the preceding valuation period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Annuitization Date. We will process all transfers based on the net asset value next determined after we receive your signed Written Notice at our Variable Product Service Center.

●  The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

●  Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option and are limited to no more than four transfers in a Contract Year. (See "DECLARED INTEREST OPTION—Transfers from Declared Interest Option.")

●  If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

●  The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

●  The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

We process transfers at the unit values next determined after we receive your request in good order at our Variable Product Service Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

●  We allow an unlimited number of transfers among or between the Subaccounts.

All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit Written Notice to our Variable Product Service Center.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include:

●  discontinuing your telephone transfer privileges;

●  requiring you to make your transfer requests in writing through the U.S. Postal Service;

●  restricting your right to make transfers for a period of time;

●  refusing a transfer request;

●  requiring a minimum period of time between each transfer; and

●  limiting the amount that you may transfer at any one time.

Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts, variable insurance policies ("variable contracts") and separate accounts, it is possible that some Owners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and we may be required to provide the Fund or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating its policies and procedures.

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Partial Withdrawals and Surrenders

Partial Withdrawals. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Annuitization Date.

●  The minimum amount which you may partially withdraw is $500.

●  If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.

We will process your partial withdrawal based on the net asset value next determined after we receive your Written Notice in good order at our Variable Product Service Center. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. Any applicable surrender charge will be deducted from your remaining Accumulated Value. You may make a partial withdrawal or surrender without incurring a surrender charge if you qualify for the waiver of surrender charge associated with confinement to an extended care facility. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge and—Waiver of the Surrender Charge.")

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Variable Product Service Center.

Should your partial withdrawal result in a full surrender of your Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your Written Notice. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Cash Surrender Value within seven days of receipt of your original Written Notice at our Variable Product Service Center.

Surrender. You may surrender your Contract upon Written Notice on or before the Annuitization Date. We will determine your Cash Surrender Value based on the net asset value next determined after we receive your Written Notice in good order and your Contract at our Variable Product Service Center. This means that if we receive your Written Notice to surrender the Contract prior to 3:00 p.m. central time on a Business Day, we will calculate the Cash Surrender Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract at or after 3:00 p.m. central time on a Business Day, we will calculate the Cash Surrender Value of your Contract as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Cash Surrender Value distributed to you as follows:

●  under a settlement option, or

●  in a lump sum.

Surrender and Partial Withdrawal Restrictions. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. Pursuant to new tax regulations, we generally are required to confirm, with the plan sponsor or otherwise, that any surrender or partial withdrawal requested from a Contract issued in connection with a qualified plan under Section 403(b) of the Code comply with applicable tax requirements before we process the request. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS—Taxation of Annuities" and "—Taxation of Qualified Contracts."

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Variable Product Service Center. The options selected will remain in effect until we receive a written termination request from you at our Variable Product Service Center.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Contract's then-effective premium allocation instructions. If a variable settlement option is in effect, the asset rebalancing program will automatically reallocate the dollar amount of annuity units in the Subaccounts quarterly, semi-annually or annually to match the then effective Subaccount allocation instructions. The asset rebalancing program will transfer Accumulated Value or the dollar amount of annuity units from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

●  Under the asset rebalancing program, the maximum number of Investment Options which may be selected at any one time is sixteen, including the Declared Interest Option.

●  This feature is free and is not considered in the twelve free transfers during a Contract Year.

●  This feature cannot be utilized in combination with the dollar cost averaging program.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,200 in a single "source account." Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is sixteen, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Variable Product Service Center.

●  This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

●  This feature is free and cannot be utilized in combination with the automatic rebalancing, systematic withdrawal or asset allocation programs.

Systematic Withdrawals. You may elect to receive automatic partial withdrawals.

●  You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

●  You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

●  The minimum amount which you may withdraw is $100.

●  The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

●  After the first Contract Year, you may annually withdraw a maximum of 10% of Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge."

●  Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

●  Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

●  You may change the amount and frequency upon written request to our Variable Product Service Center.

●  This feature cannot be utilized in combination with dollar cost averaging program.

We may terminate the Automatic Rebalancing, Dollar Cost Averaging and Systematic Withdrawal privileges at any time.

Asset Allocation Program

The following is a summary of the Asset Allocation Program available under the Contract. A more detailed description of the asset allocation models available within the program may be obtained from your registered representative.

Overview. The Asset Allocation Program is a service we make available to assist you in selecting Investment Options under your Contract. At the time that you purchase your Contract, you may elect to allocate all of your premiums to one of the model portfolios of the Asset Allocation Program. If you elect to participate in the Asset Allocation Program, our affiliate, COUNTRY Trust Bank ("CTB") will serve as the adviser, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the Asset Allocation Program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if CTB changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the Asset Allocation Program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each asset allocation model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of premium and Accumulated Value allocated to each Investment Option.

There currently are six (6) asset allocation model portfolios to choose from:

●  Aggressive Growth Model Portfolio

●  Growth Model Portfolio

●  Growth-Income Model Portfolio

●  Balanced Model Portfolio

●  Income Growth Model Portfolio

●  Income Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. The Investment Option allocations of the model portfolios may change from time to time as described below. If the Investment Option allocations of the model portfolio you have chosen are changed, you will need to elect to opt out of the model portfolio as modified to maintain your then-current investment allocations. Otherwise, your Accumulated Value and future premiums will, or the dollar amount of annuity units in the Subaccounts where a variable settlement option has been chosen, be allocated among the Investment Options based on the changes to the model portfolio.

We will forward to you advance notice of any changes to your model portfolio. You may revise your Investment Option allocations or select a new model portfolio at your discretion.

Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Using the questionnaire, and in consultation with your registered representative, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. There is no charge to change to a different model portfolio or to change your premium allocations to a particular Investment Option.

If you elect to participate in the dollar cost averaging program, you cannot also elect to participate in the Asset Allocation Program.

If the Asset Allocation Program has been elected, your Accumulated Value or the dollar amount of annuity units in the model portfolio will be applied under the automatic asset rebalancing program ("Automatic Rebalancing"). We will automatically reallocate your Accumulated Value or the dollar amount of the annuity units annually to match the allocations among the Investment Options specified by the asset allocation model chosen. As long as the Asset Allocation Program is in effect, Automatic Rebalancing will be performed only once each Contract Year on the first Business Day in August.

Changes to Asset Allocation Model Portfolios. CTB periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. CTB may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Contract.

If changes are made to a particular model portfolio as a result of CTB's review, the Company will forward written notice of the changes to all Policyowners—those in an asset allocation model portfolio and those who are not—at least 30 days in advance of the date such changes are scheduled to occur. Under our current procedures:

●  Owners who do not wish to change their respective investment allocations from the then current asset allocation model portfolio must complete, sign and return/fax the applicable service request form to our Variable Product Service Center to opt out of the new version of the asset allocation model portfolio.

●  Owners who do wish to opt into a different asset allocation model portfolio or opt into an asset allocation model portfolio for the first time must also complete, sign and return/fax the applicable service request form to our Variable Product Service Center and so specify.

●  Owners who do wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action.

Your future premium allocations will change unless you affirmatively opt out of the changed asset allocation model portfolio.

Transfers among Investment Options resulting from a change in the asset allocation model portfolios or your selection of a different asset allocation model portfolio are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the Asset Allocation Program to have terminated. However, you can elect at any time to again participate in the Asset Allocation Program.

Other Information. We and our affiliates receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Therefore, it is conceivable that CTB may have an incentive to develop asset allocation model portfolios in such a way that larger allocations will be made to Investment Options that are more profitable for us or our affiliates. As a fiduciary, however, CTB is legally obligated to disregard these incentives. CTB receives a fixed annual fee for services it performs in developing and updating asset allocation models.

For more information about CTB, and its role as investment adviser for the Asset Allocation Program, please see the CTB disclosure document, which is available to you at no charge. Your registered representative can provide this disclosure document to you, or you can request a copy by writing to COUNTRY Trust Bank, 1705 Towanda Avenue, P.O. Box 2020, Bloomington, Illinois 61702-2020. We may perform certain administrative functions on behalf of CTB; however, we are not registered as an investment adviser and are not providing any investment advice in making the Asset Allocation Program available under the Contract.

We may terminate or alter this Asset Allocation Program at any time.

Retirement Security Rider

The Retirement Security Rider ("RS Rider") is an optional rider that offers a choice of two benefit options, a guaranteed minimum income benefit option ("GMIB Option") and a guaranteed minimum accumulation benefit option ("GMAB Option"). The GMIB Option guarantees minimum fixed monthly payments if and when you annuitize. In other words, the GMIB Option offers a monthly payment "floor." The GMIB Option is appropriate for long-term investors who do not expect to take significant withdrawals, expect to annuitize after the tenth Contract Anniversary ( the "GMAB Maturity Date," as described further below), and wish to guarantee a minimum level of monthly income payments that will not be reduced by volatility in the markets.

The GMAB Option guarantees a minimum Accumulated Value at the end of a specified waiting period. The waiting period is ten years, beginning on the Contract Date and ending on the tenth Contract Anniversary or GMAB Maturity Date. The GMAB Option provides a one-time adjustment to your Accumulated Value, known as a Guaranteed Accumulation Payment, if your Accumulated Value on the GMAB Maturity Date is less than the Guaranteed Accumulation Amount. Only premium payments made during the first 120 days beginning on the Contract Date ("GMAB Eligibility Period") are included in the Guaranteed Accumulation Amount and credited with a rate of interest we specify, the "GMAB Annual Rate." Any additional premium payments made after the GMAB Eligibility Period are not included in the Guaranteed Accumulation Amount. Thus, the GMAB Option may not be appropriate for you if you plan to make substantial premium payments under the Contract after the GMAB Eligibility Period. However, the GMAB Option may offer you protection if your Accumulated Value declines during the first ten Contract years.

You may only elect the RS Rider at the time you purchase the Contract. To be eligible to purchase the RS Rider, the age of all Owners and the Annuitant(s) on the Contract Date must be less than 76. Once you elect the Rider, you may not later remove the Rider. (The RS Rider may not be available in all states. A registered representative can provide information on the availability of the Rider.) Upon election of the Rider, you must choose either the GMIB Option or the GMAB Option in the application for the Contract. You may change the benefit option you selected prior to the

GMAB Maturity Date. However, you may only change the benefit option you selected once in the 60 days immediately prior to the GMAB Maturity Date. The selection you make in the 60 days immediately prior to the GMAB Maturity Date cannot be changed.

There are several important points you should consider before purchasing the RS Rider:

●  You may never need to rely upon either the GMIB Option or the GMAB Option. The annuity rates guaranteed by the GMIB Option are based on conservative actuarial factors. These guaranteed annuity rates may be lower than the then-current annuity rates that are available when you choose to annuitize. You are not required to exercise the GMIB Option upon annuitization and may instead choose the then-current annuity rates. Likewise under the GMAB Option, the GMAB Annual Rate we credit is based on conservative investment assumptions and may not exceed the investment performance of the Investment Options in which you are invested. On the GMAB Maturity Date, the Guaranteed Accumulation Amount may not exceed your Accumulated Value. The charges you have paid under the RS Rider will not be refunded even if no benefit is paid under either the GMIB Option or GMAB Option.

●  There is a ten year waiting period that must expire before you can exercise either the GMIB Option or the GMAB Option. If you select the GMIB Option and choose to annuitize before the ten year waiting period concludes, you will lose the benefits of the RS Rider, and the charges you have paid under the Rider will not be refunded. For this reason, you should not elect the GMIB Option under a Qualified Contract if you are over age 60 at issue and may need to annuitize the Contract at age 70 1/2 to meet required minimum distribution rules under Federal income tax law. Consult a tax adviser before purchasing the RS Rider in connection with a Qualified Contract.

●  If you make withdrawals, the level of payments guaranteed by the RS Rider under either the GMIB Option or GMAB Option will decrease. Therefore, the RS Rider may not be appropriate for you if you expect that you may need to take significant withdrawals under the Contract. You should generally not purchase the RS Rider under a Qualified Contract if you are over age 60 at issue and may need to take withdrawals from the Contract at 70 1/2 to meet required minimum distribution rules under Federal income tax law. Consult a tax adviser before purchasing the RS Rider in connection with a Qualified Contract.

●  If you elect to purchase the RS Rider, you may not later remove the Rider. In other words, the RS Rider charge will continue to be deducted for the life of the Contract unless the Rider terminates, as described below.

●  If you elect the RS Rider, you may only allocate your premium payments and Accumulated Value in accordance with the Growth Model Portfolio. This model portfolio seeks to provide growth while avoiding excessive risk. If you are seeking a more or less aggressive growth strategy or a strategy that emphasizes current income, the Subaccount allocations of the Growth Model Portfolio required for participation in the RS Rider are probably not appropriate for you. If you make a self-directed change outside the Growth Model Portfolio, the RS Rider will terminate.

GMIB Option. If the GMIB Option is in effect, at any time after the GMAB Maturity Date, you may exercise the Option. Upon exercise, we will apply the Income Base to your choice of either fixed annuity settlement option 3 (Lifetime Payment Option) or 5 (Joint Lifetime Payment Option), thus determining your monthly GMIB Payment. In the event that you would receive a higher monthly payment by applying your total Accumulated Value to the then-current annuity settlement option rates applicable to the Contract, we will pay you this higher amount instead of the GMIB Payment.

On the Contract Date, we will set the Income Base equal to your initial premium payment. The Income Base will then vary based on additional premium payments and withdrawals. At any point in time, the Income Base will be equal to:

●  the sum total of each premium payment, accumulated at an annual effective interest rate of 3.00% through the Contract Anniversary immediately preceding your 86th birthday, and at 0.00% thereafter; less

●  the sum total of each partial withdrawal reduction for any partial withdrawals accumulated at an annual effective interest rate of 3.00% through the Contract Anniversary immediately preceding your 86th birthday, and at 0.00% thereafter.

If the Contract is owned by joint Owners, the age of the older Owner will be used in determining the interest credited to the Income Base.

For more information on the operation of the GMIB Option, please refer to the examples in Appendix B.

GMAB Option. If the GMAB Option is in effect on the GMAB Maturity Date and your Accumulated Value, after the deduction of the RS Rider Charge, is less than the Guaranteed Accumulation Amount, we will make a one-time adjustment to your Accumulated Value, the Guaranteed Accumulation Payment, to increase your Accumulated Value to the Guaranteed Accumulation Amount. We will allocate the Guaranteed Accumulation Payment to the Subaccounts in which you are invested according to the Growth Model Portfolio as described below. If your Accumulated Value, after the deduction of the RS Rider Charge, is greater than the Guaranteed Accumulation Amount, no Guaranteed Accumulation Payment will be payable. In either case, the RS Rider will terminate on the GMAB Maturity Date and we will no longer deduct the RS Rider Charge.

On the Contract Date, we will set the Guaranteed Accumulation Amount equal to your initial premium payment. The Guaranteed Accumulation Amount will then vary based on additional premium payments you make during the GMAB Eligibility Period and withdrawals. At any point in time, the Guaranteed Accumulation Amount Base will be equal to:

●  the sum total of each premium payment we received during the GMAB Eligibility Period; less

●  the sum total of each partial withdrawal reduction for any partial withdrawals

Any premium payments made after the GMAB Eligibility Period will not increase the Guaranteed Accumulation Amount.

If the GMAB Option is in effect and there is no Accumulated Value under the Contract, other than as a result of withdrawals taken under the Contract or the application of the entire Accumulated Value to an annuity settlement option, the Contract will remain inforce through the GMAB Maturity Date at which time we will credit any applicable Guaranteed Accumulation Value. The RS Rider will terminate at that time.

For more information on the operation of the GMAB Option, please refer to the examples in Appendix B.

Asset Allocation Model Portfolio. If you elect the RS Rider, you will be limited to allocating your premium payments and Accumulated Value in accordance with the Growth Model Portfolio that seeks to provide growth while avoiding excessive risk. If you are seeking a more or less aggressive growth strategy or a strategy that emphasizes current income, the Subaccount allocations of the Growth Model Portfolio required for participation in the RS Rider are probably not appropriate for you. A more detailed description of the Growth Model Portfolio is available in a separate brochure that describes the Asset Allocation Program. (See "DESCRIPTION OF ANNUITY CONTRACT—Asset Allocation Program.") Your registered representative can provide you with the brochure for the Asset Allocation Program.

We will automatically rebalance your Accumulated Value annually to restore your allocations to the target allocations recommended in the Growth Model Portfolio. If you instruct us to allocate premium payments or Accumulated Value, or to take partial withdrawals in a manner that is not consistent with the Growth Model Portfolio (a "Prohibited Allocation Instruction"), we will terminate the RS Rider. A Prohibited Allocation Instruction includes:

(1)  allocating a premium payment or Accumulated Value outside the target allocations of the Growth Model Portfolio; (2) transferring Accumulated Value outside the target allocations of the Growth Model Portfolio; and (3) terminating the rebalancing of your Accumulated Value.

The target allocations of the Growth Model Portfolio may vary from time to time in response to market conditions and changes in the Investment Options underlying the Subaccounts in the Growth Model Portfolio. If changes are made to the Growth Model Portfolio, then the Company will notify Owners who have elected the RS Rider of the changes to occur in the Growth Model Portfolio. Owners who do wish to revise their investment allocations based on the changes to the Growth Model Portfolio do not need to take any action. Owners who do not wish to change their then-current investment allocations must provide the Company with Written Notice of their intention within 30 days of receipt of notice from the Company of changes to be made to the Growth Model Portfolio. If you do not affirmatively opt-out of the changes to the Growth Model Portfolio, then your investment allocations will be revised in accordance with the changes in the Growth Model Portfolio. If you opt-out of the changes to be made to the Growth Model Portfolio, the RS Rider will terminate.

We do not guarantee Accumulated Value or the performance of any Investment Option or the Growth Model Portfolio.

Partial Withdrawal Reduction. A partial withdrawal reduction represents a reduction in either the Income Base for the GMIB Option or the Guaranteed Accumulation Amount for the GMAB Option that is in proportion to the reduction in Accumulated Value resulting from the partial withdrawal (even if the partial withdrawal is a required minimum distribution under a Qualified Contract.). For each partial withdrawal you make, we will calculate the partial withdrawal reduction using the following formula: "A" multiplied by "B" divided by "C" where:

●  "A" is the Income Base immediately prior to the withdrawal if the GMIB Option is in effect or the Guaranteed Accumulation Amount if the GMAB Option is in effect,

●  "B" is the amount of the partial withdrawal, and

●  "C" is the Accumulated Value immediately prior to the partial withdrawal.

Note: No surrender charges will apply in the calculation of the partial withdrawal reduction.

Partial Annuitization. You may choose to elect a partial annuitization under the Contract at any time that the GMIB Option is in effect. If the Income Base is less than the Accumulated Value at the time of partial annuitization, we will treat the amount being annuitized as a partial withdrawal and a partial withdrawal reduction will be applied against the Income Base. The partial withdrawal reduction will equal the Income Base multiplied by the proportion of your Accumulated Value applied under the annuity payment option, and the Accumulated Value will be decreased by the same proportion. If the Income Base is greater than the Accumulated Value at the time of partial annuitization, we will reduce the Income Base by the amount annuitized.

Partial annuitizations will be treated and taxed as withdrawals. If partial annuitizations begin before the Owner reaches age 59 1/2, then such payments may be subject to a 10% tax penalty. (See "FEDERAL TAX MATTERS—Partial Annuitizations" and "FEDERAL TAX MATTERS—Penalty Tax on Certain Withdrawals.")

Termination of the RS Rider. All rights and benefits under the RS Rider will terminate when any of the following events occur: (1) the Contract is surrendered; (2) if after the GMAB Maturity

Date the Income Base equals zero; (3) the Owner or Joint Owner (or, if the Owner is a non-natural person, the Annuitant) dies, unless the Beneficiary is the spouse of the Owner (or the Joint Owner) and elects to continue the Contract; (4) the entire Accumulated Value is applied to an annuity payment option; and (5) the Contract otherwise terminates.

Spousal Continuation. If the Owner or Joint Owner dies and the spouse of the deceased Owner or the deceased Joint Owner elects to continue the Contract, and the RS Rider is in force, the same terms and conditions of the RS Rider will apply to the new Owner that applied to the deceased Owner or Joint Owner. The GMAB Maturity Date will also remain the same.

Death Benefit Before Annuitization

Death of Owner. If an Owner dies prior to the Annuitization Date, any surviving joint Owner becomes the sole Owner. If there is no surviving joint Owner, the contingent Owner, if any, becomes the new Owner. If there is no surviving joint or contingent Owner, the Owner's estate becomes the new Owner. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern.

The surviving Owners or new Owners are afforded the following options:

1.  If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner and all applicable surrender charges will be waived.

2.  If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner and elects payment of the death benefit or the surviving Owner or the new Owner is not the spouse of the deceased Owner, he or she must either:

●  elect to receive the Cash Surrender Value in a single sum within 5 years of the deceased Owner's death, or

●  elect to receive the Cash Surrender Value paid out under an annuity settlement option, with payments beginning within one year after the date of the deceased Owner's death and with payments being made over the lifetime of the surviving Owner, or over a period that does not exceed the life expectancy of the surviving Owner.

Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner's death until the date that the Cash Surrender Value is paid.

Note: The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Under current federal law, a prospective or current Owner who has entered into or is contemplating a civil union or a same sex marriage should be aware that the rights of the spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse. You should consult a tax advisor for more information on this subject.

In the case of a non-natural Owner of the Contract, the death of the Annuitant shall be treated as the death of the Owner.

Other rules may apply to a Qualified Contract.

Death of an Annuitant. If the Annuitant dies before the Annuitization Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due

Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate.

We will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greater of:

●  the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

●  the Accumulated Value.

If the Beneficiary is the deceased Annuitant's surviving spouse, the Beneficiary may continue the Contract as the new Owner and Annuitant and all applicable surrender charges will be waived. If the Beneficiary elects payment of the death benefit:

(a)  he or she may elect to receive the payment of the death benefit proceeds in a single sum within 5 years of the deceased Annuitant's death, or

(b)  he or she may elect to receive the death benefit proceeds under one of the annuity settlement options, with payments beginning within one year after the date of the deceased Annuitant's death and with payments being made over the lifetime of the Beneficiary, or over a period that does not exceed the life expectancy of the Beneficiary.

If the Beneficiary is not the spouse of the deceased Annuitant, the Beneficiary must receive payment under either (a) or (b) above. We do not pay a death benefit if the Annuitant dies after the Annuitization Date.

If any Owner is not an individual, the death of an Annuitant shall be treated as the death of an Owner.

Guaranteed Minimum Death Benefit Endorsement. The Guaranteed Minimum Death Benefit Endorsement enhances the death benefit under your Contract by guaranteeing that the death benefit payable will not be less than the highest Accumulated Value under the Contract as determined at certain specified times. We will determine the guaranteed minimum death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

●  the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

●  the Accumulated Value; or

●  the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) as of the date we receive Due Proof of Death of the Annuitant. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reduction; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Contract Anniversary until the Contract Anniversary immediately prior to the Annuitant's 86th birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

(a)  is the death benefit immediately prior to withdrawal;

(b)  is the amount of the partial withdrawal (including applicable surrender charges); and

(c)  is the Accumulated Value immediately prior to withdrawal.

The Guaranteed Minimum Death Benefit Endorsement may not be available in all states. (A registered representative can provide information on the availability of this endorsement.) If you elect this endorsement, we will deduct 0.20% of your Contract's Accumulated Value on each Contract Anniversary (see "CHARGES AND DEDUCTIONS—Guaranteed Minimum Death Benefit Endorsement"). This charge is guaranteed not to exceed 0.20% of the Accumulated Value.

Incremental Death Benefit Rider. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract or the Guaranteed Minimum Death Benefit Endorsement, if elected. (This rider is not available under Qualified Contracts and may not be available in all states for Non-Qualified Contracts. A registered representative can provide information on the availability of this rider.) If you elect this rider, we will deduct 0.20% of your Contract's Accumulated Value on each Contract Anniversary (see "CHARGES AND DEDUCTIONS—Incremental Death Benefit Rider"). (This charge is guaranteed not to exceed 0.30% of Accumulated Value.)

The Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a)  is the Accumulated Value; and

(b)  is the sum of all premium payments less the sum of all partial withdrawals.

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Contract.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2011	$100,000	$100,000	$0	$100,000	$0
5/1/2030	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2030, and there were no partial withdrawals made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Death Benefit On or After Annuitization

If an Owner dies on or after the Annuitization Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new

Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Annuitization Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

Proceeds at Annuitization

You select the date your Contract is annuitized (the Annuitization Date). There is no minimum age required for the Annuitant to establish an Annuitization Date. However, the Annuitization Date may be no later than the Annuitant's age 95. For most Qualified Contracts, keep in mind that distributions must begin by the "required beginning date" (generally the calendar year after the year in which the Annuitant attains age 70 1/2) either through annuity payments or in the form of annual withdrawals.

At annuitization, we will apply the proceeds attributable to the Declared Interest Option under a life income fixed annuity settlement option with ten years guaranteed and the proceeds attributable to the Subaccounts under a life income variable annuity with payments guaranteed for ten years, unless you choose to have the proceeds paid under another option or in a lump sum. (See "SETTLEMENT OPTIONS.") If a settlement option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Cash Surrender Value at annuitization.

You may change the Annuitization Date at any time before distribution payments begin, subject to these limitations:

●  we must receive Written Notice at our Variable Product Service Center at least 30 days before the Annuitization Date; and

●  the Annuitization Date requested must be a date that is at least 30 days after receipt of the Written Notice.

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Variable Product Service Center. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

●  the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

●  the SEC permits by an order the postponement for the protection of Owners; or

●  the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial withdrawal, surrender or death benefit from the Money Market Subaccount until the Portfolio is liquidated.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the annualized rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator.

Modification

You may modify your Contract only if one of our officers agrees in writing to such modification.

Upon notification to you, we may modify your Contract if:

●  necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

●  necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

●  necessary to reflect a change in the operation of the Account; or

●  the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Company in writing at our Variable Product Service Center if you have any questions regarding your Contract.

Change of Address

We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

In compliance with specific state insurance regulations, the Declared Interest Option is not available in all states. A registered representative can provide information on the availability of this Investment Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Accumulated Value under any guarantees under the Contract, including the death benefit, such amounts will come from our General Account. Because those guarantees are backed by our General Account assets, you need to consider our financial strength in meeting the guarantees under the Contract. The guarantees are subject to the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate. We may vary the interest rate we credit on the amount of your Declared Interest Option accumulated value.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

Calculation of Declared Interest Option Accumulated Value. The Declared Interest Option accumulated value is equal to:

●  amounts allocated and transferred to the Declared Interest Option, plus

●  interest credited, less

●  amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may transfer amounts from the Declared Interest Option to any or all of the Subaccounts no more than four times in a Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

Payment Deferral

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years.

Contract Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawn
1	7%
2	7
3	7
4	6
5	5
6	4
7	2
8 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Cash Surrender Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn. Amounts deducted to pay the surrender charge on partial withdrawals are not subject to the surrender charge.

Amounts Not Subject to Surrender Charge. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge (the "10% withdrawal privilege"). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawal(s) in a Contract Year. For purposes of determining the availability of the 10% free withdrawal privilege, we add the Accumulated Value being withdrawn to the amount of any Accumulated Value previously withdrawn in the Contract Year and divide that amount by the Accumulated Value in your Contract on your most recent Contract Anniversary. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year.

Surrender Charge at Annuitization. We may assess a surrender charge against your Accumulated Value on the Annuitization Date. We do not apply a surrender charge if you elect to receive fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option. If you elect fixed annuity payments under settlement options 2 or 4, we add the fixed number of years for which payments will be made under the settlement option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge. You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the Contract Date if the Annuitant has been confined in an extended care facility for at least 30 consecutive days (as defined in your Contract). We must receive Written Notice (as defined in your Contract), prior to the Annuitization Date and, if applicable, within 90 days of your release from an extended care facility, at our Variable Product Service Center in order to activate this waiver.

Annual Administrative Charge

We currently apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date. (This charge is guaranteed not to exceed $45.) We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge with an initial premium payment of $50,000 or greater on the Contract Date. We also currently waive this charge if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee

We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a charge of $10 for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee. (This charge is guaranteed not to exceed $25 per transfer.)

Retirement Security Rider

We currently apply a charge for the Retirement Security Rider at an annual rate of 0.50% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.75% of Accumulated Value.) We deduct this charge from each Subaccount based on each Investment Option's proportional amount of Accumulated Value.

Guaranteed Minimum Death Benefit Endorsement

We currently apply a charge for the Guaranteed Minimum Death Benefit Endorsement at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.20% of Accumulated Value.) We deduct this charge from each Subaccount and/or the Declared Interest Option based on each Investment Option's proportional amount of Accumulated Value.

Incremental Death Benefit Rider

We currently apply a charge for the Incremental Death Benefit Rider at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.30% of Accumulated Value.) We deduct this charge from each Subaccount and/or the Declared Interest Option based on each Investment Option's proportional amount of Accumulated Value.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.20% (daily rate of 0.0032682%) (approximately 0.81% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks. (This charge is guaranteed not to exceed 1.40% annually.)

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies prior to the Annuitization Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Illustrative Report Fee

Upon your request, we will provide you with a set of illustrations of Contract values free of charge. We reserve the right to assess a fee of $25 for each set of personalized illustrations you request. However, we do not currently assess such a charge.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

SETTLEMENT OPTIONS

The accumulation phase of your Contract ends on the date you select to annuitize your Contract (see "DESCRIPTION OF ANNUITY CONTRACT—Proceeds at Annuitization"). At that time, your proceeds will be applied under a settlement option, unless you elect to receive this amount in a single sum. Should you not elect a settlement option on the Annuitization Date, proceeds attributable to the Declared Interest Option will be paid as a life income fixed annuity with payments guaranteed for ten years and proceeds attributable to the Subaccounts will be paid as a life income variable annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a settlement option. The amount of proceeds will equal either: (1) the Cash Surrender Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a settlement option. Although tax consequences may vary depending on the settlement option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Annuitization Date, you may elect to have your proceeds applied under a settlement option, or a Beneficiary can have the death benefit applied under a settlement option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a settlement option agreement to be issued for the settlement option. The settlement option agreement will show the rights and benefits of the payee(s) under the settlement option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts and/or fixed interest option to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options 1 and 4 may not satisfy the minimum required distribution rules for Qualified Contracts. Please consult a tax advisor.

Description of Settlement Options

Fixed Settlement Options:

Option 1—Interest Payment Option. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Fixed Time Payment Option. The proceeds are paid in equal monthly installments for any period selected, up to 30 years.

Option 3—Lifetime Payment Option. The proceeds are paid in equal monthly installments during the payee's lifetime. The three variations are:

(a)  Straight Life. No specific number of payments is guaranteed. Payments stop when the payee dies.

(b)  Life Income with Refund. Payments stop when they cumulatively equal the amount applied or when the payee dies, whichever is later.

(c)  Life Income with Period Certain. Payments stop at the end of the selected guaranteed period (10, 15 or 20 years) or when the payee dies, whichever is later.

Option 4—Fixed Amount Payment Option. The proceeds are paid in equal monthly installments for a specific amount and will continue until all the proceeds plus interest are exhausted.

Option 5—Joint Lifetime Payment Option. The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

Fixed Settlement Options 1, 2 and 4 may not always satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor.

Variable Settlement Options:

Option A—Payment of Life Income. The proceeds are paid in varying amounts during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

Option B—Payment of Joint and Survivor Life Income. The proceeds are paid in varying installments while one or both payees live.

Alternate Settlement Options:

The Company may make available alternative settlement options.

Election of Settlement Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a settlement option at any time prior to the Annuitization Date. Upon an Annuitant's death, if a settlement option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a settlement option upon receipt of Written Notice at our Variable Product Service Center.

We reserve the right to:

●  refuse the election of a settlement option if total proceeds are less than $5,000,

●  refuse to make payments of less than $100 each, or

●  make payments at less frequent intervals if payments would otherwise be less than $100 each.

We have provided a brief description of the available settlement options above. The term "effective date" means the date as of which the proceeds are applied to a settlement option. The term "payee" means a person who is entitled to receive payment under a settlement option.

Fixed Annuity Payments. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

●  the form and duration of the settlement option chosen,

●  the payee's age and sex,

●  the amount of proceeds applied to purchase the fixed annuity payments, and

●  the applicable annuity purchase rates.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

Under Option 1, proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other settlement option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected settlement option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

Variable Annuity Payments. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options A and B. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected settlement option. Therefore, the dollar amount of the first variable annuity payment will depend on:

●  the dollar amount of proceeds being applied to a settlement option,

●  the settlement option selected,

●  the age and sex of the Annuitant, and

●  the assumed interest rate used in the variable settlement option tables (5% per year).

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the annuity purchase rate for the selected settlement option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see "Variable Settlement Options—Transfer of Annuity Units" below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)  is the annuity unit value for the immediately preceding Valuation Period;

(b)  is the net investment factor for that Valuation Period (described below); and

(c)  is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity settlement options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.999866.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)  is the net result of:

1.  the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.  the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.  the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

4.  any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount:

(y)  is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)  is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

Variable Settlement Options—Transfer of Annuity Units. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request in good order. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted on the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

The payee may also choose to effect transfers of the dollar amount of annuity units in the Subaccounts through participation in the Asset Allocation Program, including annual Automatic Rebalancing. See "DESCRIPTION OF ANNUITY CONTRACT—Asset Allocation Program" for a description of the Asset Allocation Program and Automatic Rebalancing.

Variable Settlement Options—Surrenders. Upon Written Notice, a payee may make a full surrender of the payments remaining in the guarantee period of a variable settlement option and receive the surrender value. We allow full surrenders from variable settlement options only during the period in which we guarantee variable annuity payments for a specified number of years. We do not allow any partial withdrawals of the dollar amounts allocated to a variable settlement option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable settlement option.

The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable settlement option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request in good order. If we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.

We assume that each payment under a variable settlement option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX C for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one-, five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is general in nature and is not intended as tax advice. It is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws. Each person concerned should consult a competent tax advisor.

A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

●  purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

●  receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated for federal tax purposes as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.

Required Distributions. In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

●  if any Owner dies on or after the Annuitization Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

●  if any Owner dies prior to the Annuitization Date, the interest in the Contract will be distributed within five years after the date of the Owner's death.

These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. An Owner's designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or settlement option) is taxable as ordinary income.

Non-Natural Owner. A non-natural Owner of an annuity contract generally must include any increase in the excess of the cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

●  the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

●  the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

●  the Contract is issued in connection with certain Qualified Plans;

●  the Contract is purchased by an employer upon the termination of certain Qualified Plans;

●  the Contract is used in connection with a structured settlement agreement; or

●  the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Complete Surrenders. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the Contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another and the contract received is treated as a new contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitizations. Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if the Owner applies only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of an Owner or Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

●  if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

●  if distributed under a settlement option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

●  made on or after the taxpayer reaches age 59 1/2;

●  made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

●  attributable to the taxpayer becoming disabled;

●  as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

●  made under certain annuities issued in connection with structured settlement agreements;

●  made under an annuity contract that is purchased with a single premium when the

Annuitization Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

●  any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

Account Charges. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. You should consult your tax adviser prior to selecting any optional benefit under the Contract.

Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

●  a transfer of ownership of a Contract,

●  the designation of an Annuitant, payee or other Beneficiary who is not also the Owner,

●  the selection of certain Retirement Dates, or

●  the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.

Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is any distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.

Multiple Contracts

All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

●  contributions in excess of specified limits;

●  distributions prior to age 59 1/2 (subject to certain exceptions);

●  distributions that do not conform to specified commencement and minimum distribution rules; and

●  other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner's lifetime. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

If you are attempting to satisfy required minimum distribution rules through partial withdrawals before the annuity date, the value of any optional rider, such as the RS Rider, may need to be included in calculating the amount required to be distributed. If you are over age 60 at the time you purchase the Contract, required minimum distribution rule may reduce or eliminate the benefit otherwise provided by the RS Rider. Consult a tax adviser before purchasing the RS Rider in connection with a Qualified Contract.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the amount that may be deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code for the year or 100% of the amount of compensation includible in the Owner's gross income for the year and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching, or non-elective, contribution on behalf of eligible employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

●  before age 59 1/2 (subject to certain exceptions), or

●  during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

●  elective contributions made in years beginning after December 31, 1988;

●  earnings on those contributions; and

●  earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

●  death of the employee,

●  attainment of age 59 1/2,

●  severance from employment,

●  disability, or

●  financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship. A distribution of elective contributions made to a tax-sheltered annuity on account of hardship may be subject to penalties. For Contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer's Section 403(b) plan.

If your Contract was issued in connection with a qualified plan under Section 403(b) of the Code, starting January 1, 2009 we generally are required to confirm, with your plan sponsor or otherwise, that surrenders, partial withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other contracts or accounts you have under the qualified plan under Section 403(b) of the Code among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Death Benefits. The Guaranteed Minimum Death Benefit Endorsement or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Such amounts could also be considered in calculating required minimum distributions. Because these death benefits may exceed applicable limitations, employers using the Contract in connection with such plans should consult their tax adviser.

Restrictions under Qualified Contracts. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for the Company's Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend this discussion as tax advice.

Federal Estate Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of a Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2012, the federal estate tax, gift tax and generation-skipping transfer ("GST") tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser for more information.

Federal Defense of Marriage Act. The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract's death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore, spousal continuation provisions in this Contract will not be available to such partners or same-sex marriage spouses. Consult a tax adviser for more information on this subject.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, COUNTRY Capital Management Company ("COUNTRY Capital") for the distribution, sale and servicing of the Contracts. COUNTRY Capital sold and services the Contracts through registered representatives, or through other broker-dealers ("selling firms") that have entered into selling agreements with COUNTRY Capital.

COUNTRY Capital receives a 0.20% fee from the Calvert Variable Products, Inc: Calvert VP Russell 2000 Small Cap Index, Calvert VP S&P MidCap 400 Index and Calvert VP EAFE International Portfolios; and a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: Fidelity Variable Insurance Products Funds; Franklin Templeton Variable Insurance Trust Funds; and JPMorgan Insurance Trust Small Cap Core Portfolio. 12b-1 class shares of these Investment Options have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. COUNTRY Capital may pay part or all of such compensation to selling firms.

We pay commissions to COUNTRY Capital for the sale of the Contracts by its registered representatives as well as for sales by selling firms. The maximum commissions payable for Contract sales by COUNTRY Capital will be 4% of premiums paid under a Contract in the first Contract Year and 3% of renewal premiums in each Contract Year after the first Contract Year. We also pay a trail commission of 0.20% of the Accumulated Value of the Contract at the end of each Contract Year.

COUNTRY Capital passes through commissions it receives to its registered representatives and to selling firms except in the infrequent event of a Contract unassigned to a registered representative, and does not retain any override as distributor for the Contracts. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is compensated by the Company for the following sales expenses: supervisor and registered representative compensation, representative training allowance, advertising expenses and all other expenses of distributing the Contracts.

Because registered representatives of COUNTRY Capital are also insurance agents of the Company, they and their managers may be eligible for various cash benefits such as bonuses, insurance benefits, and non-cash compensation items that the Company offers. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Contracts may help COUNTRY Capital's sales representatives and/or their managers qualify for such benefits. COUNTRY Capital's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, which may include payments made for the recruitment and training of personnel, and similar services.

A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account. See "DISTRIBUTION OF THE CONTRACTS" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Contracts.

We have discontinued new sales of the Contracts to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of COUNTRY Capital to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

VOTING RIGHTS

To the extent required by law, the Company will vote Fund shares held in the Account at regular and special shareholder meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount. The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of contract owners determining the outcome of a vote.

FINANCIAL STATEMENTS

The Variable Account's audited statements of assets and liabilities as of December 31, 2011, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2011 and 2010 and for the years then ended have been audited by Ernst & Young LLP. These financial statements, along with the related independent registered public accounting firm report, are contained in the Statement of Additional Information.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

DEFINITIONS

Account: COUNTRY Investors Variable Annuity Account.

Accumulated Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Annuitant: The person whose life determines the annuity benefits payable under the Contract and whose death determines the death benefit.

Annuitization Date: The date when the Company applies the Accumulated Value under a settlement option, if the Annuitant is still living.

Beneficiary: The person to whom the Company pays the proceeds on the death of the Owner or Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

Cash Surrender Value: The Accumulated Value less any applicable surrender charge.

The Code: The Internal Revenue Code of 1986, as amended.

The Company ("we", "us" or "our"): COUNTRY Investors Life Assurance Company.

Contract: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application at our Variable Product Service Center. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Declared Interest Option: A fixed interest option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a)  a certified copy of the death certificate;

(b)  a certified copy of a court decree reciting a finding of death;

(c)  the Beneficiary's statement of election;

(d)  a copy of the Beneficiary's Form W-9; or

(e)  any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing-or when appropriate by telephone-along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner ("you" or "your"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Product Service Center: The Company's administrative office at 5400 University Avenue, West Des Moines, Iowa 50266, or PO Box 9239, Des Moines, Iowa 50306.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which we receive at our Variable Product Service Center.

Investment Company Act of 1940, File Number 811-21330

APPENDIX A

Condensed Financial Information

Except where otherwise noted, the following reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
American Century VP Inflation Protection Bond Fund
2008	$10.000000	$10.124284	329.035629
2009	$10.124284	$11.050714	51,408.347589
2010	$11.050714	$11.506047	97,965.412223
2011	$11.506047	$12.745724	51,678.188321
American Century VP Ultra Fund
2008	$12.094275	$6.992516	24,441.346092
2009	$6.992516	$9.292608	23,083.415788
2010	$9.292608	$10.658443	15,072.070258
2011	$10.658443	$10.645766	13,208.769610
American Century VP Vista Fund
2008	$16.296054	$8.272788	4,882.998383
2009	$8.272788	$10.011676	5,464.366732
2010	$10.011676	$12.254939	5,902.094067
2011	$12.254939	$11.154767	4,336.307525
Calvert VP EAFE International Index Portfolio—Class F(1)
2008	$10.000000	$11.127536	507.638001
2009	$11.127536	$14.022034	44,496.003292
2010	$14.022034	$14.754460	48,313.949905
2011	$14.754460	$12.700181	48,215.731740
Calvert VP Russell 2000 Small Cap Index Portfolio—Class F(2)
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$15.933828	920.424143
2010	$15.933828	$19.811337	1,771.666859
2011	$19.811337	$18.586413	1,959.400707
Calvert VP S&P MidCap 400 Index Portfolio—Class F(3)
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$12.099654	742.434466
2010	$12.099654	$15.028102	1,935.566439
2011	$15.028102	$14.485822	2,010.047468

A-1

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
DWS Small Cap Growth VIP—Class A
2008	$10.000000	$11.087403	315.793529
2009	$11.087403	$16.239489	27,066.324471
2010	$16.239489	$20.321649	60,712.159275
2011	$20.321649	$18.095445	55,892.469730
DWS Global Thematic VIP—Class A
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$10.000000	0.000000
2010	$10.000000	$10.980464	149.776000
2011	$10.980464	$9.287863	149.611383
EquiTrust Blue Chip Portfolio—Service Class(4)
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$10.000000	0.000000
2010	$10.000000	$10.507611	23.172727
2011 (1/1/11 to 7/15/11)	$10.507611	—	—
EquiTrust High Grade Bond Portfolio—Service Class(4)
2008	$10.000000	$10.051220	1,699.519000
2009	$10.051220	$11.087365	1,764.890020
2010	$11.087365	$11.816055	292,157.129887
2011 (1/1/11 to 7/15/11)	$11.816055	—	—
EquiTrust Managed Portfolio—Service Class(4)
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$11.855741	200.272592
2010	$11.855741	$13.447427	454.443073
2011 (1/1/11 to 7/15/11)	$13.447427	—	—
EquiTrust Money Market Portfolio—Service Class(4)
2008	$10.000000	$9.990479	8,703.259274
2009	$9.990479	$9.882557	14,288.705116
2010	$9.882557	$9.777479	32,982.709586
2011 (1/1/11 to 7/15/11)	$9.777479	—	—
EquiTrust Strategic Yield Portfolio—Service Class(4)
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$12.896197	452.386866
2010	$12.896197	$14.102920	442.728169
2011 (1/1/11 to 7/15/11)	$14.102920	—	—
EquiTrust Value Growth Portfolio—Service Class(4)
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$11.372842	871.079538
2010	$11.372842	$12.817798	871.524869
2011 (1/1/11 to 7/15/11)	$12.817798	—	—

A-2

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Federated Capital Appreciation Fund II(5)—Primary Shares
2011 (7/15/11 to 12/31/11)	$10.000000	$9.340507	24,319.254091
Federated Managed Volatility Fund II(5)—Primary Shares
2011 (7/15/11 to 12/31/11)	$10.000000	$9.943453	30,814.764522
Federated Prime Money Fund II(5)—Primary Shares
2011 (7/15/11 to 12/31/11)	$10.000000	$9.945243	38,967.507133
Federated Quality Bond Fund II(5)—Primary Shares
2011 (7/15/11 to 12/31/11)	$10.000000	$9.809154	271,430.866391
Fidelity VIP Contrafund Portfolio—Service Class 2
2008	$10.000000	$10.922643	775.277590
2009	$10.922643	$14.622423	83,663.075720
2010	$14.622423	$16.893438	293,034.082757
2011	$16.893438	$16.230613	277,935.401920
Fidelity VIP Disciplined Small Cap Portfolio—Service Class 2
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$10.000000	0.000000
2010	$10.000000	$11.940229	541.103503
2011	$11.940229	$11.613535	515.934191
Fidelity VIP Growth Portfolio—Service Class 2
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$12.147272	150.026277
2010	$12.147272	$14.866478	1,871.267682
2011	$14.866478	$14.687129	340.394633
Fidelity VIP High Income Portfolio—Service Class 2
2008	$10.000000	$10.421911	2,011.398881
2009	$10.421911	$14.776736	38,765.958698
2010	$14.776736	$16.598802	62,800.710979
2011	$16.598802	$17.012453	61,922.713863
Fidelity VIP Index 500 Portfolio—Service Class 2
2008	$10.000000	$10.701516	968.788874
2009	$10.701516	$13.356623	108,304.744137
2010	$13.356623	$15.140816	119,835.983159
2011	$15.140816	$15.230406	120,739.855833
Fidelity VIP Investment Grade Bond Portfolio—Initial Class
2011	$10.000000	$10.354591	713,618.650190

A-3

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity VIP Mid Cap Portfolio—Service Class 2
2008	$17.616367	$10.512234	108,697.165252
2009	$10.512234	$14.518184	90,824.204232
2010	$14.518184	$18.444602	81,958.965880
2011	$18.444602	$16.249321	75,152.973067
Fidelity VIP Real Estate Portfolio—Service Class 2
2008	$10.000000	$12.723623	288.519247
2009	$12.723623	$17.277083	33,189.446208
2010	$17.277083	$22.209487	36,506.790793
2011	$22.209487	$23.660909	34,228.013593
Franklin Mutual Shares Securities Fund—Class 2
2008	$14.347142	$8.914978	10,222.935623
2009	$8.914978	$11.104539	10,958.326184
2010	$11.104539	$12.200432	9,354.958722
2011	$12.200432	$11.931645	9,299.075733
Templeton Global Bond Securities Fund—Class 2
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$11.513705	999.398544
2010	$11.513705	$13.021188	2,901.627640
2011	$13.021188	$12.755539	3,156.109563
Franklin Small Cap Value Securities Fund—Class 2
2008	$14.423915	$9.547170	73,264.545638
2009	$9.547170	$12.184276	128,529.900597
2010	$12.184276	$15.436837	180,131.111518
2011	$15.436837	$14.682782	167,542.748290
Franklin U.S. Government Fund—Class 2
2008	$11.160716	$11.865302	51,821.580610
2009	$11.865302	$12.087704	71,625.720915
2010	$12.087704	$12.575875	38,792.643364
2011	$12.575875	$13.133424	39,098.116615
JPMorgan Insurance Trust Intrepid Growth Portfolio—Class 1
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$10.142579	428.814000
2010	$10.142579	$11.635024	447.201490
2011	$11.635024	$11.711666	300.301436
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio—Class 1
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$12.952678	447.375443
2010	$12.952678	$15.296589	395.358734
2011	$15.296589	$14.886996	441.682783

A-4

Subaccount	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
JPMorgan Insurance Trust Mid Cap Growth Portfolio—Class 1(6)
2008	$10.000000	$10.000000	0.000000
2009	$10.000000	$15.243388	937.542204
2010	$15.243388	$18.922747	656.844363
2011	$18.922747	$17.550451	635.024699
JPMorgan Insurance Trust Small Cap Core Portfolio—Class 2(7)
2008	$10.000000	$11.289026	427.741059
2009	$11.289026	$14.308338	52,423.702449
2010	$14.308338	$17.940574	98,416.348836
2011	$17.940574	$16.838746	92,177.579138
T. Rowe Price Equity Income Portfolio
2008	$13.660987	$8.623821	137,758.512633
2009	$8.623821	$10.703403	249,538.181322
2010	$10.703403	$12.164098	502,635.008099
2011	$12.164098	$11.935645	494,077.492886
T. Rowe Price International Stock Portfolio
2008	$16.457984	$8.341041	22,262.324341
2009	$8.341041	$12.561741	105,446.439491
2010	$12.561741	$14.205976	222,536.669579
2011	$14.205976	$12.237216	222,694.602452
T. Rowe Price New America Growth Portfolio
2008	$12.911849	$7.878672	36,682.333814
2009	$7.878672	$11.660825	36,388.063734
2010	$11.660825	$13.785843	35,767.447804
2011	$13.785843	$13.478229	35,812.516038
T. Rowe Price Personal Strategy Balanced Portfolio
2008	$13.482730	$9.341000	118,145.167286
2009	$9.341000	$12.196080	103,685.711896
2010	$12.196080	$13.703256	89,830.958449
2011	$13.703256	$13.498420	83,348.415669

(1)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit EAFE International Index Portfolio prior to the date of the name change of the Summit EAFE International Index Portfolio to Calvert VP EAFE International Index Portfolio, which occurred on or about April 30, 2010.

(2)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit Russell 2000® Small Cap Index Portfolio prior to the date of the name change of the Summit Russell 2000® Small Cap Index Portfolio to Calvert VP Russell 2000® Small Cap Index Portfolio, which occurred on or about April 30, 2010.

(3)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit S&P MidCap 400® Index Portfolio prior to the date of the name change of the Summit S&P MidCap 400® Index Portfolio to Calvert VP S&P MidCap 400® Index Portfolio, which occurred on or about April 30, 2010.

(4)  Effective July 15, 2011, the EquiTrust Blue Chip Portfolio and the EquiTrust Value Growth Portfolio each merged into the Federated Capital Appreciation Fund II, the EquiTrust High Grade Bond Portfolio and the EquiTrust Strategic Yield Portfolio each merged into the Federated Quality Bond Fund II, the EquiTrust Managed Portfolio merged into the Federated Capital Income Fund II (now named the Federated Managed

A-5

Volatility Fund II), and the EquiTrust Money Market Portfolio merged into the Federated Prime Money Fund II.

(5)  Available for allocations of premiums or Accumulated Value effective July 15, 2011.

(6)  The Accumulation Unit Value information is based upon the subaccount's investment in the JPMorgan Diversified Mid Cap Growth Portfolio prior to the date of the name change of the JPMorgan Diversified Mid Cap Growth Portfolio to JPMorgan Mid Cap Growth Portfolio, which occurred on or about May 1, 2010.

(7)  The Accumulation Unit Value information is based upon the subaccount's investment in the Small Cap Equity Portfolio prior to the date of the name change of the Small Cap Equity Portfolio to Small Cap Core Portfolio, which occurred on or about April 25, 2009.

A-6

APPENDIX B

Retirement Security Rider Examples

Examples for Guaranteed Minimum Income Benefit ("GMIB") Option

The following examples demonstrate, on a purely hypothetical basis, the operation of the GMIB Option.

Example 1: Setting of Initial Values

The values shown are based on the following assumptions:

Owner age at issue = 60

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

No withdrawals are taken

Fixed Annuity Settlement Option 3 (Lifetime Payment Option) chosen

Contract Year (beginning of year)	Premium Payment	Withdrawal	Accumulated Value	Income Base	Monthly Income Benefit
1	$100,000	$0	$100,000	$100,000	$0

On the Contract Date, the Income Base is equal to the initial premium payment.

Example 2: Decline in Accumulated Value

The values shown are based on the following assumptions:

Owner age at issue = 60

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

No withdrawals are taken

Fixed Annuity Settlement Option 3 (Lifetime Payment Option) chosen

Each Contract Year, Accumulated Value is increased by 3.5%, except Contract Year 8 where Accumulated Value is decreased by 30%.

Contract Year (end of year)	Age	Premium Payment	Withdrawal	Accumulated Value	Income Base	Monthly Income Benefit Based on Accumulated Value	Monthly Income Benefit Based on Income Base
1	61	$100,000	$0	$103,500	$103,000	$0	$0
2	62		$0	$107,123	$106,090	$0	$0
3	63		$0	$110,872	$109,273	$0	$0
4	64		$0	$114,752	$112,551	$0	$0
5	65		$0	$118,769	$115,927	$0	$0
6	66		$0	$122,926	$119,405	$0	$0
7	67		$0	$127,228	$122,987	$0	$0
8	68		$0	$89,060	$126,677	$0	$0
9	69		$0	$92,177	$130,477	$0	$0
10	70		$0	$95,403	$134,392	$636	$896

B-1

●  On the Contract Date, the Income Base is equal to the initial premium payment.

●  Each Contract Year, the Income Base is increased by 3%.

●  At the end of the tenth Contract Year, the GMIB Option can be exercised and minimum fixed monthly payments may begin. In the Monthly Income Benefit column we show that $896 is the monthly payment that would be received assuming a male age 70 applied the Income Base of $134,392 to a lifetime option with fixed payments.

Example 3: Impact of a Partial Withdrawal

The values shown are based on the following assumptions:

Owner age at issue = 60

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

Fixed Annuity Settlement Option 3 (Lifetime Payment Option) chosen

Each Contract Year, Accumulated Value is increased by 3.5%, except Contract Year 8 where Accumulated Value is decreased by 30%.

Contract Year (end of year)	Age	Premium Payment	Withdrawal	Accumulated Value	Income Base	Monthly Income Benefit Based on Accumulated Value	Monthly Income Benefit Based on Income Base
1	61	$100,000	$0	$103,500	$103,000	$0	$0
2	62		$0	$107,123	$106,090	$0	$0
3	63		$0	$110,872	$109,273	$0	$0
4	64		$0	$114,752	$112,551	$0	$0
5	65		$10,000	$108,769	$106,167	$0	$0
6	66		$0	$112,576	$109,352	$0	$0
7	67		$0	$116,516	$112,632	$0	$0
8	68		$0	$81,561	$116,011	$0	$0
9	69		$0	$84,416	$119,491	$0	$0
10	70		$0	$87,370	$123,076	$583	$821

●  On the Contract Date, the Income Base is equal to the initial premium payment.

●  Each Contract Year, the Income Base is increased by 3%.

●  A partial withdrawal of $10,000 is taken in the fifth Contract Year. The Income Base is reduced in direct proportion to the reduction in Accumulated Value for the partial withdrawal. To determine the amount by which the Income Base is reduced, we multiply the Income Base prior to the withdrawal by a percentage amount equal to the amount of the partial withdrawal divided by the Accumulated Value prior to the withdrawal ("partial withdrawal percentage"). The Income Base prior to the partial withdrawal is $115,927 (Income Base in Contract Year four ($112,551) multiplied by 1.03 (representing an assumed annual increase in the Income Base of 3%)). The partial withdrawal percentage equals 8.42% (the amount of the partial withdrawal ($10,000) divided by the Accumulated Value prior to the partial withdrawal ($118,769)). The partial withdrawal reduces the Income Base by $9,760 (partial withdrawal percentage (8.42%) multiplied by $115,927). The Income Base following the partial withdrawal is $106,167 (Income Base prior to the partial withdrawal ($115,927) minus the partial withdrawal reduction ($9,760)).

B-2

●  The Accumulated Value is reduced by the amount of the partial withdrawal.

●  At the end of the tenth Contract Year, the GMIB Option can be exercised and minimum fixed monthly payments may begin. The Monthly Income Benefit of $821 is the monthly payment that would be received by applying the Income Base of $123,076 to a lifetime settlement option with fixed payments for a male age 70.

Examples for Guaranteed Minimum Accumulation Benefit ("GMAB") Option

The following examples demonstrate, on a purely hypothetical basis, the operation of the GMAB Option.

Example 1: Setting of Initial Values

The values shown are based on the following assumptions:

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

No withdrawals are taken

Contract Year (beginning of year)	Premium Payment	Withdrawal	Accumulated Value	Guaranteed Accumulation Amount
1	$100,000	$0	$100,000	$100,000

On the Contract Date, the Guaranteed Accumulation Amount is equal to the initial premium payment. The Guaranteed Accumulation Amount will be increased by any additional premium payments received in the first 120 days beginning on the Contract Date.

Example 2: Decline in Accumulated Value

The values shown are based on the following assumptions:

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

No withdrawals are taken

Each Contract Year, Accumulated Value is increased by 3.5%, except Contract Year 8 where Accumulated Value is decreased by 30%.

Contract Year (end of year)	Premium Payment	Withdrawal	Accumulated Value	Guaranteed Accumulation Amount	Guaranteed Accumulation Payment
1	$100,000	$0	$103,500	$100,000	$0
2		$0	$107,123	$100,000	$0
3		$0	$110,872	$100,000	$0
4		$0	$114,752	$100,000	$0
5		$0	$118,769	$100,000	$0
6		$0	$122,926	$100,000	$0
7		$0	$127,228	$100,000	$0
8		$0	$89,060	$100,000	$0
9		$0	$92,177	$100,000	$0
10		$0	$95,403	$100,000	$4,597

B-3

●  On the Contract Date, the Guaranteed Accumulation Amount is equal to the initial premium payment of $100,000.

●  At the end of the tenth Contract Year, the Accumulated Value is less than the Guaranteed Accumulation Amount. The Accumulated Value is increased by $4,597, the amount of the Guaranteed Accumulation Payment.

Example 3: Impact of a Partial Withdrawal

The values shown are based on the following assumptions:

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

Each Contract Year, Accumulated Value is increased by 3.5%.

Contract Year (end of year)	Premium Payment	Withdrawal	Accumulated Value	Guaranteed Accumulation Amount	Guaranteed Accumulation Payment
1	$100,000	$0	$103,500	$100,000	$0
2		$0	$107,123	$100,000	$0
3		$0	$110,872	$100,000	$0
4		$0	$114,752	$100,000	$0
5		$10,000	$108,769	$91,580	$0
6		$0	$112,576	$91,580	$0
7		$0	$116,516	$91,580	$0
8		$0	$120,594	$91,580	$0
9		$0	$124,815	$91,580	$0
10		$0	$129,183	$91,580	$0

●  On the Contract Date, the Guaranteed Accumulation Amount is equal to the initial premium payment of $100,000.

●  A partial withdrawal of $10,000 is taken in year five.

●  As a result of the partial withdrawal, the Guaranteed Accumulation Amount is reduced in direct proportion to the reduction in Accumulated Value for the partial withdrawal. To determine the amount by which the Guaranteed Accumulation Amount is reduced, we multiply the Guaranteed Accumulation Amount prior to the withdrawal by a percentage amount equal to the amount of the partial withdrawal divided by the Accumulated Value prior to the withdrawal ("partial withdrawal percentage"). The Guaranteed Accumulation Amount prior to the partial withdrawal is $100,000. The partial withdrawal percentage equals 8.42% (the amount of the partial withdrawal ($10,000) divided by the Accumulated Value prior to the partial withdrawal ($118,769)). The partial withdrawal reduces the Guaranteed Accumulation Amount by $8,420 (partial withdrawal percentage (8.42%) multiplied by $100,000). The Guaranteed Accumulation Amount following the partial withdrawal is $91,580 (Guaranteed Accumulation Amount prior to the partial withdrawal ($100,000) minus the partial withdrawal reduction ($8,420)).

●  At the end of the tenth Contract Year, the Accumulated Value is greater than the Guaranteed Accumulation Amount. There is no Guaranteed Accumulation Payment and the Accumulated Value remains unchanged.

B-4

APPENDIX C

Calculating Variable Annuity Payments

The following charts have been prepared to show how investment performance could affect variable annuity payments over time. Each chart illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. Each chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. The first chart reflects the deduction of the guaranteed maximum mortality and expense risk charge while the second chart reflects the deduction of the current mortality and expense risk charge. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental agreement issued for proceeds from a hypothetical Contract.

What the Charts Illustrate. Each chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. Each chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return. Under the first chart, the variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.66%, 7.31%, 9.66%, and 12.00%. Under the second chart, the variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.06%, 6.11%, 9.06% and 12.00%. Under the first chart, net of all expenses, these constant returns are: -2.31%, 1.35%, 5.00%, 7.35%, and 9.69%. Under the second chart, net of all expenses, these constant returns are: -2.11%, 0.95%, 4.00%, 6.95%, and 9.89%. The first variable annuity payment for each year reflects the 5% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.91% of their average daily net assets. The first chart assumes the deduction of the guaranteed maximum mortality and expense risk charge at an annual rate of 1.40% while the second chart assumes the deduction of the current mortality and expense risk charge at an annual rate of 1.20%.

The first monthly variable annuity payments depicted in each chart are based on a hypothetical settlement option agreement and hypothetical investment results and are not projections or indications of future results. The Company does not guarantee or even suggest that any Subaccount, Contract or agreement issued by it would generate these or similar monthly payments for any period of time. Each chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual settlement option agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the settlement option selected and the life of the payee. See the Prospectus section titled "SETTLEMENT OPTIONS—Election of Settlement Options and Annuity Payments."

Assumptions on Which the Hypothetical Settlement Option Agreement and Contract are Based. Each chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

●  The hypothetical Contract is a Non-Qualified Contract

●  The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

●  The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount

●  Assuming guaranteed maximum mortality and expense risk charge, the single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.66%, 7.31%, 9.66%, and 12.00%.

●  Assuming current mortality and expense risk charge, the single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.06%, 6.11%, 9.06%, and 12.00%.

●  Assumed Interest Rate is 5% per year

●  The payee elects to receive monthly variable annuity payments

●  The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity settlement option selected results in an initial variable annuity payment of $1,000

For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "SETTLEMENT OPTIONS."

Assumed Interest Rate. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "SETTLEMENT OPTIONS."

The $1,000 Initial Monthly Variable Annuity Payment. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

●  the amount of proceeds applied

●  the annuity settlement option selected

●  the annuity purchase rates in the supplemental agreement on the effective date

●  the Assumed Interest Rate under the supplemental agreement on the effective date

●  the age of the payee

●  in most cases, the sex of the payee

For each column in each chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual settlement option agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the settlement option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "SETTLEMENT OPTIONS."

Initial Monthly Payments for Each Year Shown,
Assuming a Constant Rate of Return under Alternative Investment Scenarios and
Deduction of Guaranteed Maximum Mortality and Expense Risk Charge

Contract Year	0.00% Gross -2.31% Net	3.66% Gross 1.35% Net	7.31% Gross 5.00% Net	9.66% Gross 7.35% Net	12.00% Gross 9.69% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	930	965	1,000	1,022	1,045
3	866	932	1,000	1,045	1,091
4	805	899	1,000	1,069	1,140
5	749	868	1,000	1,093	1,191
6	697	838	1,000	1,117	1,244
7	649	809	1,000	1,142	1,300
8	603	781	1,000	1,168	1,358
9	561	753	1,000	1,194	1,418
10	522	727	1,000	1,220	1,482
11	486	702	1,000	1,248	1,548
12	452	678	1,000	1,276	1,617
13	421	654	1,000	1,304	1,689
14	391	631	1,000	1,333	1,765
15	364	609	1,000	1,363	1,844
16	339	588	1,000	1,394	1,926
17	315	568	1,000	1,425	2,012
18	293	548	1,000	1,457	2,102
19	273	529	1,000	1,489	2,196
20	254	511	1,000	1,523	2,294
21	236	493	1,000	1,557	2,396
22	220	476	1,000	1,592	2,503
23	204	459	1,000	1,627	2,615
24	190	443	1,000	1,664	2,732
25	177	428	1,000	1,701	2,854

Initial Monthly Payments for Each Year Shown,
Assuming a Constant Rate of Return under Alternative Investment Scenarios and
Deduction of Current Mortality and Expense Risk Charge

Contract Year	0.00% Gross -2.11% Net	3.06% Gross 0.95% Net	6.11% Gross 4.00% Net	9.06% Gross 6.95% Net	12.00% Gross 9.89% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	941	971	1,000	1,028	1,057
3	886	942	1,000	1,058	1,116
4	834	915	1,000	1,088	1,180
5	785	888	1,000	1,118	1,247
6	739	862	1,000	1,150	1,317
7	695	836	1,000	1,183	1,392
8	655	812	1,000	1,216	1,471
9	616	788	1,000	1,251	1,554
10	580	765	1,000	1,286	1,642
11	546	743	1,000	1,323	1,735
12	514	721	1,000	1,360	1,833
13	484	700	1,000	1,399	1,937
14	455	679	1,000	1,439	2,047
15	428	659	1,000	1,479	2,162
16	403	640	1,000	1,521	2,285
17	380	621	1,000	1,564	2,414
18	357	603	1,000	1,609	2,551
19	336	585	1,000	1,654	2,696
20	317	568	1,000	1,701	2,848
21	298	551	1,000	1,750	3,010
22	280	535	1,000	1,799	3,180
23	264	520	1,000	1,850	3,360
24	248	504	1,000	1,903	3,550
25	234	489	1,000	1,957	3,751

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

Tear at perforation

COUNTRY Investors Variable Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
VARIABLE ANNUITY CONTRACT

PROSPECTUS
May 1, 2012

COUNTRY Investors Life Assurance Company (the "Company") sponsors the individual flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of COUNTRY Investors Variable Annuity Account (the "Account"), each of which invests in one of the following Investment Options:

American Century Investments

VP Ultra® Fund

VP VistaSM Fund

Calvert Variable Products, Inc.

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP S&P Mid Cap 400 Index Portfolio

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio—Initial Share Class

VIF Growth and Income Portfolio—Initial Share Class

VIF International Equity Portfolio—Initial Share Class

VIF Opportunistic Small Cap Portfolio—Initial Share Class (formerly known as Developing Leaders Portfolio)

Federated Insurance Series Fund

Federated Capital Appreciation Fund II—Primary Shares

Federated Managed Volatility Fund II (formerly Capital Income Fund II)

Federated Prime Money Fund II

Federated Quality Bond Fund II—Primary Shares

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP Investment Grade Bond Portfolio—Initial Class

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund—Class 2

Franklin Small Cap Value Securities Fund—Class 2

Franklin Small-Mid Cap Growth Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Growth Securities Fund—Class 2

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

The Company no longer offers this version of the Contract to new purchasers. Although the Contract is no longer available to new purchasers, all rights and benefits under the Contract continue to be available to Owners.

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the Annuitization Date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information ("SAI") has been filed with the SEC and is incorporated herein by reference. The SAI's table of contents appears at the end of this Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

This prospectus sets forth information about the Company and Account you should know before investing. Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By

COUNTRY Investors Life Assurance Company®

Home Office 1701 N. Towanda Avenue Bloomington, Illinois 61701	Variable Product Service Center PO Box 9239 Des Moines, Iowa 50306 1-888-349-4658

1

The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

2

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning or surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses(1)	Guaranteed Maximum Charge		Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(2)	7%		7%
Transfer Processing Fee(3)	$25		$10
Illustrative Report Fee(4)	$25	per report	$0	per report

(1)  Some states may impose a premium tax that can range up to 3.5% of a premium payment.

(2)  The surrender charge is only assessed during the first seven Contract Years. The surrender charge declines to 0% in the eighth Contract Year. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. For purposes of determining the availability of the 10% free withdrawal privilege, we add the Accumulated Value being withdrawn to the amount of any Accumulated Value previously withdrawn in the Contract Year and divide that amount by the Accumulated Value in your Contract on your most recent Contract Anniversary. This amount is not cumulative from Contract Year to Contract Year. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

(3)  We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $10 for the thirteenth and each subsequent transfer during a Contract Year.

(4)  We may assess a charge of up to $25 for each Illustrative Report you request after the Contract Date.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(5)	$45	$30
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.40%	1.20%
Total Separate Account Annual Expenses	1.40%	1.20%
Optional Guaranteed Minimum Death Benefit Endorsement Charge(6) (as a percentage of Accumulated Value)	0.20%	0.20%
Optional Incremental Death Benefit Rider Charge(6) (as a percentage of Accumulated Value)	0.30%	0.20%

(5)  We currently deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date. This annual administrative charge is waived for Contracts with Accumulated Value at or above $50,000 on the Contract Anniversary.

(6)  We deduct the charges for the Guaranteed Minimum Death Benefit Endorsement and Incremental Death Benefit Rider on each Contract Anniversary. If you surrender the Contract prior to the Contract Anniversary, we will deduct the charge for the Incremental Death Benefit Rider on a pro-rata basis. The Incremental Death Benefit Rider is not available under Qualified Contracts.

3

The next table shows the minimum and maximum total operating expenses charged by any of the Investment Options for the fiscal year ended December 31, 2011. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses(7)
(expenses that are deducted from Investment Option assets)(8)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.66%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(9)	0.10%	1.66%

(7)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2011. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee arrangements, the minimum and maximum total annual Investment Option operating expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses) charged by any of the Investment Options would have been 0.10% and 1.23%, respectively.

(8)  Some Investment Options may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

(9)  The "Total Annual Investment Options Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue until at least April 30, 2013. Three Investment Options currently have contractual reimbursement or fee waiver arrangements in place.

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, Investment Option fees and expenses, the Guaranteed Minimum Death Benefit Endorsement charge and the Incremental Death Benefit Rider charge.

Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Death Benefit Endorsement and the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,032	$1,734	$2,333	$3,880

4

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$1,032	$1,639	$2,236	$3,880

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$319	$1,074	$1,849	$3,880

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Death Benefit Endorsement and the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$887	$1,300	$1,603	$2,384

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$887	$1,201	$1,498	$2,384

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$163	$608	$1,080	$2,384

Example 3

The third example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect either the Guaranteed Minimum Death Benefit Endorsement or the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,032	$1,641	$2,148	$3,467

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$1,032	$1,546	$2,049	$3,467

5

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$319	$974	$1,654	$3,467

Example 4

The fourth example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect either the Guaranteed Minimum Death Benefit Endorsement or the Incremental Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$887	$1,204	$1,405	$1,900

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$887	$1,104	$1,298	$1,900

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$163	$505	$871	$1,900

(1)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three- and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization.

Condensed Financial Information

Please refer to APPENDIX A for accumulation unit information for each subaccount.

6

SUMMARY OF THE CONTRACT

Issuance of a Contract. The Contract is an individual flexible premium deferred variable annuity contract with a maximum issue age of 99 for Annuitants (see "DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:

●  "flexible premium" because you do not have to pay premiums according to a fixed schedule; and

●  "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

The Company no longer offers the Contract to new purchasers. Although the Contract is no longer available to new purchasers, all rights and benefits under the Contract continue to be available to Owners.

Free-Look Period. You have the right to return the Contract within 30 days after you receive it (see "DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period"). If you return the Contract, it will become void and you will receive the greater of:

●  premiums paid; or

●  the Accumulated Value on the date the Company receives the returned Contract at our Variable Product Service Center, plus administrative charges and any other charges deducted under the Contract.

Premiums. The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT—Premiums.") We retain the right to approve premium amounts greater than $250,000.

Allocation of Premiums. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums").

●  The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

●  At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

Asset Allocation Program. You may elect to participate in the Asset Allocation Program and allocate all of your premiums to one of the six (6) model portfolios we make available under the Program to assist you in selecting Investment Options (see "DESCRIPTION OF ANNUITY CONTRACT—Asset Allocation Program"). Each model portfolio represents a different level of risk tolerance: Aggressive; Growth; Growth-Income; Balanced; Income Growth; and Income. The Investment Option allocations of the model portfolios may be changed from time to time in response to market conditions or other factors. If the Investment Option allocations of the model portfolio you have chosen are changed, you will need to elect to opt out of the model portfolio as modified to maintain your then-current investment allocations. Otherwise, your Accumulated Value and future premiums or the dollar amount of annuity units in the Subaccounts where a variable settlement option has been chosen will be allocated among the Investment Options based on the changes to the model portfolio.

7

We will forward to you advance notice of any changes to your model portfolio. You may revise your Investment Option allocations or select a new model portfolio at your discretion.

There is no separate charge for participating in the Asset Allocation Program, nor is there a charge to change to a different model portfolio or to change your allocation to a particular Investment Option. There is no guarantee that a model portfolio in the Asset Allocation Program will not lose money or experience volatility.

Transfers. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Annuitization Date (see "DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege").

●  The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

●  Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

●  The Company waives fees for the first twelve transfers during a Contract Year.

●  The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $25.)

Partial Withdrawal. You may withdraw part of the Accumulated Value upon Written Notice at any time prior to the Annuitization Date (see "DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Partial Withdrawals"). Certain partial withdrawals may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender"). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

Surrender. You may surrender your Contract upon Written Notice at any time prior to the Annuitization Date (see "DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Surrender"). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

Death Benefit. We will pay a death benefit if the Annuitant dies prior to the Annuitization Date. The death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

(1)  the sum of premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

(2)  the Accumulated Value.

If you own a Non-Qualified Contract, you may enhance your death benefit protection by electing the Guaranteed Minimum Death Benefit Endorsement and/or the Incremental Death Benefit Rider. See "DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before Annuitization—Guaranteed Minimum Death Benefit Endorsement, and—Incremental Death Benefit Rider" for descriptions of the Guaranteed Minimum Death Benefit Endorsement and the Incremental Death Benefit Rider. If you own a Qualified Contract, you may also enhance your death benefit protection by electing the Guaranteed Minimum Death Benefit Endorsement. The Incremental Death Benefit Rider is not available under Qualified Contracts.

8

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years (see "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender").

Contract Year in Which Withdrawal Occurs	Surrender Charge as a Percentage of Amount Withdrawn
1	7%
2	7
3	7
4	6
5	5
6	4
7	2
8 and after	0

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.")

We reserve the right to waive the surrender charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.")

You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the Contract Date if the Annuitant has been confined in an extended care facility for at least 30 consecutive days (as defined in your Contract). We must receive notification, prior to the Annuitization Date, at our Variable Product Service Center in order to activate this waiver.

Annual Administrative Charge. We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date (see "CHARGES AND DEDUCTIONS—Annual Administrative Charge"). (This charge is guaranteed not to exceed $45.) We currently waive this charge with an initial premium payment of $50,000 or greater on the Contract Date. We also currently waive this charge if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee. We may assess a $10 transfer processing fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

Mortality and Expense Risk Charge. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.20% (approximately 0.81% for mortality risk and 0.39% for expense risk) (see "CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge"). (This charge is guaranteed not to exceed 1.40% annually.)

Guaranteed Minimum Death Benefit Endorsement. We currently apply a charge for the Guaranteed Minimum Death Benefit Endorsement at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to

9

exceed 0.20% of Accumulated Value.) See "CHARGES AND DEDUCTIONS—Guaranteed Minimum Death Benefit Endorsement."

Incremental Death Benefit Rider. We currently apply a charge for the Incremental Death Benefit Rider at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.30% of Accumulated Value.) See "CHARGES AND DEDUCTIONS—Incremental Death Benefit Rider."

Investment Option Expenses. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 5 titled "Annual Investment Option Expenses" lists these fees.

Risk of An Increase in Current Fees and Expenses. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.

ANNUITY PROVISIONS

At any time prior to the Annuitization Date you may choose to have the Cash Surrender Value distributed to you as follows:

●  under a settlement option, or

●  in a lump sum (see "SETTLEMENT OPTIONS").

FEDERAL TAX MATTERS

The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

COUNTRY Investors Life Assurance Company

The Company was incorporated on October 13, 1981 as a stock life insurance company in the State of Illinois and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 43 states: Alabama, Alaska, Arizona, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

CEFLI

The Company is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"). CEFLI's core mission is to help promote high levels of ethical and compliant business practices in the life insurance industry. CEFLI continues to support the "IMSA" (Insurance Marketplace Standards Association) process, its standards and logo. As a member of CEFLI, the Company networks with others in the life and annuity industry to stay current on compliance and ethics knowledge and information.

10

COUNTRY Investors Variable Annuity Account

On April 17, 2002, we established the Account pursuant to the laws of the State of Illinois. The Account:

●  will receive and invest premiums paid to it under the Contract;

●  will receive and invest premiums for other variable annuity contracts we issue;

●  is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company. Income, gains and losses, whether or not realized, from assets allocated to the Account are, in accordance with the Contracts, credited to or charged against the Account without regard to other income, gains or losses of the Company. In contrast, all assets held in the General Account are subject to the Company's general liabilities from business operations. The Declared Interest Option is part of our General Account.

Investment Options

There are currently 31 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option. Each premium payment you submit may be directed to a maximum of 16 Investment Options, including the Declared Interest Option.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Variable Product Service Center at 888-349-4658.

Note: If you received a summary prospectus for an Investment Option listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

11

American Century Investments. American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Ultra® Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP VistaSM Fund	● This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Calvert Variable Products, Inc. Calvert Asset Management Company, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Calvert VP Russell 2000 Small Cap Index Portfolio	● This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Calvert VP S&P MidCap 400 Index Portfolio	● This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap® 400 Index. The Portfolio will typically invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400® Index. This passive strategy also seeks to limit transaction costs and portfolio turnover.

Dreyfus. The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio—Initial Share Class	● This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

12

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class	● This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class	● This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

Dreyfus Variable Investment Fund: Opportunistic Small Cap Portfolio—Initial Share Class (formerly known as Developing Leaders Portfolio)	● This Portfolio seeks capital growth. The Portfolio will normally invest at least 80% of its net assets in the stocks of small-cap companies. The Portfolio will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase.

Federated Insurance Series Fund. Federated Equity Management Company of Pennsylvania is the investment adviser to Federated Capital Appreciation Fund II and Federated Managed Volatility Fund II; Federated Investment Management Company is the investment adviser for Federated Prime Money Fund II and Federated Quality Bond Fund II.

Portfolio	Investment Objective(s) and Principal Investments
Federated Capital Appreciation Fund II—Primary Shares	● This Fund pursues its investment objective by investing primarily in common stock of domestic companies with large and medium market capitalizations that the adviser believes offer superior growth prospects or of companies whose stock, the adviser believes, is undervalued. The Fund may also invest in common stocks of foreign issuers (including American Depositary Receipts), and may also invest in convertible securities and preferred stocks of these domestic and foreign companies.

Federated Managed Volatility Fund II (formerly Capital Income Fund II)	● The Fund's investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential-e.g., investment-grade debt issues, domestic noninvestment-grade debt securities (also known as "junk bonds" or "high-yield bonds") and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. To increase or decrease its exposure to foreign interest rate and/or currency markets, the Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities. The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy as more fully described in the Fund's prospectus.

13

Portfolio	Investment Objective(s) and Principal Investments
Federated Prime Money Fund II	● This money market mutual fund seeks to provide current income consistent with stability of principal and liquidity by investing primarily in a portfolio of short-term, high-quality, fixed-income securities. There can be no assurance that the Prime Money Fund II will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Federated Quality Bond Fund II—Primary Shares	● This Fund seeks to provide current income by investing in a diversified portfolio of investment-grade, fixed-income securities.

Fidelity Variable Insurance Products Funds. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio—Initial Class	● This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value Fidelity Management and Research Company (FMR) believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio—Initial Class	● This Portfolio seeks to achieve capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies Fidelity Management and Research Company (FMR) believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio—Initial Class	● This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign common stocks, with a focus on those that pay current dividends and show potential for capital appreciation. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP Investment Grade Bond Portfolio—Initial Class	● This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. The portfolio normally invests at least 80% of its assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements.

Fidelity VIP Index 500 Portfolio—Initial Class	● This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500® Index.

14

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Mid Cap Portfolio—Service Class 2	● This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in either "growth" stocks or "value" stocks or both.

Fidelity VIP Overseas Portfolio—Initial Class	● This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio's total assets will be invested in common stocks of non-U.S. securities.

Franklin Templeton Variable Insurance Trust. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small-Mid Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund. Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate Securities Fund—Class 2	● This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small Cap Value Securities Fund—Class 2	● This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth Securities Fund—Class 2	● This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.

Franklin U.S. Government Fund—Class 2	● This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.

Mutual Shares Securities Fund—Class 2	● This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Growth Securities Fund—Class 2	● This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

15

JPMorgan Insurance Trust. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Insurance Trust Mid Cap Value Portfolio—Class 1	● This Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing in equity securities. The Portfolio normally invests primarily in equity securities of mid-cap companies with market capitalizations between $1 billion and $15 billion at the time of purchase.

JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1	● This Portfolio seeks capital growth over the long term. The Portfolio normally invests primarily in equity securities of small-cap companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase.

T. Rowe Price Equity Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio	● This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation. A value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

New America Growth Portfolio	● This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today's "new America". The fund may be subject to above-average risk since growth companies pay few dividends and are typically more volatile than slower-growing companies with high dividends.

Personal Strategy Balanced Portfolio	● This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities. Since the majority of the portfolio is invested in stocks, the primary risk is declining share prices; the bond portion will be subject to interest rate and credit risk.

16

T. Rowe Price International Series, Inc. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio. T. Rowe Price International Ltd is the investment sub-adviser.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	● This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States. This fund is subject to the unique risks of international investing, including currency fluctuation.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option's investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, COUNTRY Capital Management Company, the principal underwriter of the Contracts, receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options. The 12b-1 fees are deducted from the assets of the Investment Option and decrease the Investment Option's investment return. The Company and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

17

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase.

We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change.

If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

●  operate the Account as a management investment company under the 1940 Act;

●  deregister the Account under that Act in the event such registration is no longer required; or

●  combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of COUNTRY Capital Management Company ("COUNTRY Capital"). Your Contract Date will be the date the properly completed application is received at our Variable Product Service Center. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) See "DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums" for our procedures upon receipt of an incomplete application. The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract. We apply a maximum issue age of 99 for Annuitants.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Variable Product Service Center on a timely basis.

18

The Company no longer offers this version of the Contract to new purchasers. Although the Contract is no longer available to new purchasers, all rights and benefits under the Contract continue to be available to Owners.

Premiums

The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and prior to the Annuitization Date. We retain the right to approve initial premium amounts greater than $250,000.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. You should forward all premium payments to our Variable Product Service Center.

If mandated under applicable law, the Company may be required to reject a premium payment.

Free-Look Period

We provide for an initial "free-look" period during which time you have the right to return the Contract within 30 days after you receive it. If you return the Contract, it will become void and you will receive the greater of:

●  premiums paid; or

●  the Accumulated Value on the date we receive the returned Contract at our Variable Product Service Center, plus administrative charges and any other charges deducted from the Account.

Allocation of Premiums

Upon receipt at our Variable Product Service Center of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Variable Product Service Center before 3:00 p.m. central time in good order. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option and each premium payment you submit may be directed to a maximum of sixteen Investment Options, including the Declared Interest Option. If your allocation instructions in connection with a premium payment would result in your Accumulated Value being invested in more than sixteen Investment Options, we will treat your request as not in good order and request alternate allocation instructions from you. If we do not receive alternate allocation instructions from you within five Business Days of receipt of the subject premium payment, we will return the premium payment to you.

19

●  Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

●  At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

●  We will allocate subsequent premiums in the same manner at the end of the Valuation Period we receive them at our Variable Product Service Center, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day.

●  You may change your allocation instructions at any time by sending Written Notice to the Variable Product Service Center. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

●  You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable accumulated value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value. Your Contract's variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

Determination of Number of Units. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

●  any premiums paid, and

●  any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

●  any amounts withdrawn,

●  applicable charges assessed, and

●  any amounts transferred to another Subaccount or the Declared Interest Option.

20

Determination of Unit Value. We have set the unit value for each Subaccount's first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by (b) where:

(a)  is the net result of:

1.  the value of the net assets in the Subaccount at the end of the preceding valuation period; plus

2.  the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus

3.  the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus

4.  any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.  the daily amount charged for mortality and expense risks for each day of the current valuation period.

(b)  is the number of units outstanding at the end of the preceding valuation period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Annuitization Date. We will process all transfers based on the net asset value next determined after we receive your signed Written Notice at our Variable Product Service Center.

●  The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

●  Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option and are limited to no more than four transfers in a Contract Year. (See "DECLARED INTEREST OPTION—Transfers from Declared Interest Option.")

●  If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

●  The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

●  The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

  We process transfers at the unit values next determined after we receive your request in good order at our Variable Product Service Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

●  We allow an unlimited number of transfers among or between the Subaccounts.

21

All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or you registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit Written Notice to our Variable Product Service Center.

Additional Limitations on Transfers. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

22

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include:

●  discontinuing your telephone transfer privileges;

●  requiring you to make your transfer requests in writing through the U.S. Postal Service;

●  restricting your right to make transfers for a period of time;

●  refusing a transfer request;

●  requiring a minimum period of time between each transfer; and

●  limiting the amount that you may transfer at any one time.

Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts, variable insurance policies ("variable contracts") and separate accounts, it is possible that some Owners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and we may be required to provide the Fund or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating its policies and procedures.

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the

23

protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company's ability to satisfy its contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Partial Withdrawals and Surrenders

Partial Withdrawals. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Annuitization Date.

●  The minimum amount which you may partially withdraw is $500.

●  If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.

We will process your partial withdrawal based on the net asset value next determined after we receive your Written Notice in good order at our Variable Product Service Center. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. Any applicable surrender charge will be deducted from your remaining Accumulated Value. You may make a partial withdrawal or surrender without incurring a surrender charge if you qualify for the waiver of surrender charge associated with confinement to an extended care facility. (See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge and—Waiver of the Surrender Charge.")

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will

24

make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Variable Product Service Center.

Should your partial withdrawal result in a full surrender of your Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your Written Notice. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Cash Surrender Value within seven days of receipt of your original Written Notice at our Variable Product Service Center.

Surrender. You may surrender your Contract upon Written Notice on or before the Annuitization Date. We will determine your Cash Surrender Value based on the net asset value next determined after we receive your Written Notice in good order and your Contract at our Variable Product Service Center. This means that if we receive your Written Notice to surrender the Contract prior to 3:00 p.m. central time on a Business Day, we will calculate the Cash Surrender Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract at or after 3:00 p.m. central time on a Business Day, we will calculate the Cash Surrender Value of your Contract as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Cash Surrender Value distributed to you as follows:

●  under a settlement option, or

●  in a lump sum.

Surrender and Partial Withdrawal Restrictions. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. Pursuant to new tax regulations, we generally are required to confirm, with the plan sponsor or otherwise, that any surrender or partial withdrawal requested from a Contract issued in connection with a qualified plan under Section 403(b) of the Code comply with applicable tax requirements before we process the request. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS—Taxation of Annuities" and "—Taxation of Qualified Contracts."

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Variable Product Service Center. The options selected will remain in effect until we receive a written termination request from you at our Variable Product Service Center.

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Contract's then-effective premium allocation instructions. If a variable settlement option is in effect, the asset rebalancing program will automatically reallocate the dollar amount of annuity units in the Subaccounts quarterly, semi-annually or annually to match the then effective Subaccount allocation instructions. The asset rebalancing program will transfer Accumulated Value or the dollar amount of annuity units from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

●  Under the asset rebalancing program, the maximum number of Investment Options which may be selected at any one time is sixteen, including the Declared Interest Option.

●  This feature is free and is not considered in the twelve free transfers during a Contract Year.

25

●  This feature cannot be utilized in combination with dollar cost averaging program.

Dollar Cost Averaging. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,200 in a single "source account." Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."

●  The minimum amount of each transfer is $100.

●  Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is sixteen, including the Declared Interest Option.

●  You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

●  We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Variable Product Service Center.

●  This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

●  This feature is free and cannot be utilized in combination with the automatic rebalancing, systematic withdrawal or asset allocation programs.

Systematic Withdrawals. You may elect to receive automatic partial withdrawals.

●  You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

●  You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

●  The minimum amount which you may withdraw is $100.

●  The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

●  After the first Contract Year, you may annually withdraw a maximum of 10% of Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. See "CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge."

●  Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

●  Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

●  You may change the amount and frequency upon written request to our Variable Product Service Center.

●  This feature cannot be utilized in combination with dollar cost averaging program.

26

We may terminate the Automatic Rebalancing, Dollar Cost Averaging and Systematic Withdrawal privileges at any time.

Asset Allocation Program

The following is a summary of the Asset Allocation Program available under the Contract. A more detailed description of the asset allocation models available within the program may be obtained upon request from your registered representative.

Overview. The Asset Allocation Program is a service we make available to assist you in selecting Investment Options under your Contract. At the time that you purchase your Contract, you may elect to allocate all of your premiums to one of the model portfolios of the Asset Allocation Program. If you elect to participate in the Asset Allocation Program, our affiliate, COUNTRY Trust Bank ("CTB") will serve as the adviser, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the Asset Allocation Program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes—for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if CTB changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the Asset Allocation Program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each asset allocation model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of premium and Accumulated Value allocated to each Investment Option.

There currently are six (6) asset allocation model portfolios to choose from:

●  Aggressive Growth Model Portfolio

●  Growth Model Portfolio

●  Growth-Income Model Portfolio

●  Balanced Model Portfolio

27

●  Income Growth Model Portfolio

●  Income Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. The Investment Option allocations of the model portfolios may change from time to time as described below. If the Investment Option allocations of the model portfolio you have chosen are changed, you will need to elect to opt out of the model portfolio as modified to maintain your then-current investment allocations. Otherwise, your Accumulated Value and future premiums, or the dollar amount of annuity units in the Subaccounts where a variable settlement option has been chosen, will be allocated among the Investment Options based on the changes to the model portfolio.

We will forward to you advance notice of any changes to your model portfolio. You may revise your Investment Option allocations or select a new model portfolio at your discretion.

Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Using the questionnaire, and in consultation with your registered representative, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. There is no charge to change to a different model portfolio or to change your premium allocations to a particular Investment Option.

If you elect to participate in the dollar cost averaging program, you cannot also elect to participate in the Asset Allocation Program.

If the Asset Allocation Program has been elected, your Accumulated Value or the dollar amount of annuity units in the model portfolio will be applied under the automatic asset rebalancing program ("Automatic Rebalancing"). We will automatically reallocate your Accumulated Value or the dollar amount of the annuity units annually to match the allocations among the Investment Options specified by the asset allocation model chosen. As long as the Asset Allocation Program is in effect, Automatic Rebalancing will be performed only once each Contract Year on the first Business Day in August.

Changes to Asset Allocation Model Portfolios. CTB periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. CTB may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Contract.

If changes are made to a particular model portfolio as a result of CTB's review, the Company will forward written notice of the changes to all Policyowners—those in an asset allocation model portfolio and those who are not—at least 30 days in advance of the date such changes are scheduled to occur. Under our current procedures:

●  Owners who do not wish to change their respective investment allocations from the then current asset allocation model portfolio must complete, sign and return/fax the applicable service request form to our Variable Product Service Center to opt out of the new version of the asset allocation model portfolio.

●  Owners who do wish to opt into a different asset allocation model portfolio or opt into an asset allocation model portfolio for the first time must also complete, sign and return/fax the applicable service request form to our Variable Product Service Center and so specify.

●  Owners who do wish to revise their respective investment allocations based on the changes to the model portfolios do not need to take any action.

28

Your future premium allocations will change unless you affirmatively opt out of the changed asset allocation model portfolio.

Transfers among Investment Options resulting from a change in the asset allocation model portfolios or your selection of a different asset allocation model portfolio are not taken into account in determining any transfer processing fee.

If you make a self-directed change outside the asset allocation model portfolio you selected, we consider your participation in the Asset Allocation Program to have terminated. However, you can elect at any time to again participate in the Asset Allocation Program.

Other Information. We and our affiliates receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Therefore, it is conceivable that CTB may have an incentive to develop asset allocation model portfolios in such a way that larger allocations will be made to Investment Options that are more profitable for us or our affiliates. As a fiduciary, however, CTB is legally obligated to disregard these incentives. CTB receives a fixed annual fee for services it performs in developing and updating asset allocation models.

For more information about CTB, and its role as investment adviser for the Asset Allocation Program, please see the CTB disclosure document, which is available to you at no charge. Your registered representative can provide this disclosure document to you, or you can request a copy by writing to COUNTRY Trust Bank, 1705 Towanda Avenue, P.O. Box 2020, Bloomington, Illinois 61702-2020. We may perform certain administrative functions on behalf of CTB; however, we are not registered as an investment adviser and are not providing any investment advice in making the Asset Allocation Program available under the Contract.

We may terminate or alter this Asset Allocation Program at any time.

Death Benefit Before Annuitization

Death of Owner. If an Owner dies prior to the Annuitization Date, any surviving joint Owner becomes the sole Owner. If there is no surviving joint Owner, the contingent Owner, if any, becomes the new Owner. If there is no surviving joint or contingent Owner, the Owner's estate becomes the new Owner. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern.

The surviving Owners or new Owners are afforded the following options:

1.  If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner and all applicable surrender charges will be waived.

2.  If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner and elects payment of the death benefit or the surviving Owner or the new Owner is not the spouse of the deceased Owner, he or she must either:

●  elect to receive the Cash Surrender Value in a single sum within 5 years of the deceased Owner's death, or

●  elect to receive the Cash Surrender Value paid out under an annuity settlement option, with payments beginning within one year after the date of the deceased Owner's death and with payments being made over the lifetime of the surviving Owner, or over a period that does not exceed the life expectancy of the surviving Owner.

Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner's death until the date that the Cash Surrender Value is paid.

29

Note: The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Under current federal law, a prospective or current Owner who has entered into or is contemplating a civil union or a same sex marriage should be aware that the rights of the spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse. You should consult a tax advisor for more information on this subject.

In the case of a non-natural Owner of the Contract, the death of the Annuitant shall be treated as the death of the Owner.

Other rules may apply to a Qualified Contract.

Death of an Annuitant. If the Annuitant dies before the Annuitization Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate.

We will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greater of:

●  the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

●  the Accumulated Value.

If the Beneficiary is the deceased Annuitant's surviving spouse, the Beneficiary may continue the Contract as the new Owner and Annuitant and all applicable surrender charges will be waived. If the Beneficiary elects payment of the death benefit:

(a)  he or she may elect to receive the payment of the death benefit proceeds in a single sum within 5 years of the deceased Annuitant's death, or

(b)  he or she may elect to receive the death benefit proceeds under one of the annuity settlement options, with payments beginning within one year after the date of the deceased Annuitant's death and with payments being made over the lifetime of the Beneficiary, or over a period that does not exceed the life expectancy of the Beneficiary.

If the Beneficiary is not the spouse of the deceased Annuitant, the Beneficiary must receive payment under either (a) or (b) above. We do not pay a death benefit if the Annuitant dies after the Annuitization Date.

If any Owner is not an individual, the death of an Annuitant shall be treated as the death of an Owner.

Guaranteed Minimum Death Benefit Endorsement. The Guaranteed Minimum Death Benefit Endorsement enhances the death benefit under your Contract by guaranteeing that the death benefit payable will not be less than the highest Accumulated Value under the Contract as determined at certain specified times. We will determine the guaranteed minimum death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

●  the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

●  the Accumulated Value; or

30

●  the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant's date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reduction; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Contract Anniversary until the Contract Anniversary immediately prior to the Annuitant's 86th birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

(a)  is the death benefit immediately prior to withdrawal;

(b)  is the amount of the partial withdrawal (including applicable surrender charges); and

(c)  is the Accumulated Value immediately prior to withdrawal.

The Guaranteed Minimum Death Benefit Endorsement may not be available in all states. (A registered representative can provide information on the availability of this endorsement.) If you elect this endorsement, we will deduct 0.20% of your Contract's Accumulated Value on each Contract Anniversary (see "CHARGES AND DEDUCTIONS—Guaranteed Minimum Death Benefit Endorsement"). This charge is guaranteed not to exceed 0.20% of the Accumulated Value.

Incremental Death Benefit Rider. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract or the Guaranteed Minimum Death Benefit Endorsement, if elected. (This rider is not available under Qualified Contracts and may not be available in all states for Non-Qualified Contracts. A registered representative can provide information on the availability of this rider.) If you elect this rider, we will deduct 0.20% of your Contract's Accumulated Value on each Contract Anniversary (see "CHARGES AND DEDUCTIONS—Incremental Death Benefit Rider"). (This charge is guaranteed not to exceed 0.30% of Accumulated Value.) The Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a)  is the Accumulated Value; and

(b)  is the sum of all premium payments less the sum of all partial withdrawals.

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

31

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Contract.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2011	$100,000	$100,000	$0	$100,000	$0
5/1/2030	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2030, and there were no partial withdrawals made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Death Benefit On or After Annuitization

If an Owner dies on or after the Annuitization Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Annuitization Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

Proceeds at Annuitization

You select the date your Contract is annuitized (the Annuitization Date). There is no minimum age required for the Annuitant to establish an Annuitization Date. However, the Annuitization Date may be no later than the Annuitant's age 95. For most Qualified Contracts, keep in mind that distributions must begin by the "required beginning date" (generally the calendar year after the year in which the Annuitant attains age 70 1/2) either through annuity payments or in the form of annual withdrawals.

At annuitization, we will apply the proceeds attributable to the Declared Interest Option under a life income fixed annuity settlement option with ten years guaranteed and the proceeds attributable to the Subaccounts under a life income variable annuity with payments guaranteed for ten years, unless you choose to have the proceeds paid under another option or in a lump sum. (See "SETTLEMENT OPTIONS.") If a settlement option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Cash Surrender Value at annuitization.

You may change the Annuitization Date at any time before distribution payments begin, subject to these limitations:

●  we must receive Written Notice at our Variable Product Service Center at least 30 days before the Annuitization Date; and

●  the Annuitization Date requested must be a date that is at least 30 days after receipt of the Written Notice.

32

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Variable Product Service Center. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

●  the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

●  the SEC permits by an order the postponement for the protection of Owners; or

●  the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial withdrawal, surrender or death benefit from the Money Market Subaccount until the Portfolio is liquidated.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the annualized rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator.

Modification

You may modify your Contract only if one of our officers agrees in writing to such modification. Upon notification to you, we may modify your Contract if:

●  necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

●  necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

●  necessary to reflect a change in the operation of the Account; or

●  the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

33

Inquiries

You may contact the Company in writing at our Variable Product Service Center if you have any questions regarding your Contract.

Change of Address

We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

In compliance with specific state insurance regulations, the Declared Interest Option is not available in all states. A registered representative can provide information on the availability of this Investment Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations. To the extent that we are required to pay you amounts in addition to your Accumulated Value under any guarantees under the Contract, including the death benefit, such amounts will come from our General Account. Because those guarantees are backed by our General Account assets, you need to consider our financial strength in meeting the guarantees under the Contract. The guarantees are subject to the risk that we may default on the guarantees. You should be aware that our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from assets in our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of the General Account.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option

34

accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate. We may vary the interest rate we credit on the amount of your Declared Interest Option accumulated value.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

Calculation of Declared Interest Option Accumulated Value. The Declared Interest Option accumulated value is equal to:

●  amounts allocated and transferred to the Declared Interest Option, plus

●  interest credited, less

●  amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may transfer amounts from the Declared Interest Option to any or all of the Subaccounts no more than four times in a Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

Payment Deferral

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months.

35

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years.

Contract Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawn
1	7%
2	7
3	7
4	6
5	5
6	4
7	2
8 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Cash Surrender Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn. Amounts deducted to pay the surrender charge on partial withdrawals are not subject to the surrender charge.

Amounts Not Subject to Surrender Charge. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge (the "10% withdrawal privilege"). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawal(s) in a Contract Year. For purposes of determining the availability of the 10% free withdrawal privilege, we add the Accumulated Value being withdrawn to the amount of any Accumulated Value previously withdrawn in the Contract Year and divide that amount by the Accumulated Value in your Contract on your most recent Contract Anniversary. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year.

Surrender Charge at Annuitization. We may assess a surrender charge against your Accumulated Value on the Annuitization Date. We do not apply a surrender charge if you elect to receive fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option. If you elect fixed annuity payments under settlement options 2 or 4, we add the fixed number of years for which payments will be made under the settlement option to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge. You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the Contract Date if the Annuitant has been confined in an extended care facility for at least 30 consecutive days (as defined in your Contract). We must receive Written Notice (as defined in your Contract), prior to the Annuitization Date, and, if

36

applicable, within 90 days of your release from an extended care facility, at our Variable Product Service Center in order to activate this waiver.

Annual Administrative Charge

We currently apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date. (This charge is guaranteed not to exceed $45.) We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge with an initial premium payment of $50,000 or greater on the Contract Date. We also currently waive this charge if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee

We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a charge of $10 for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee. (This charge is guaranteed not to exceed $25 per transfer.)

Guaranteed Minimum Death Benefit Endorsement

We currently apply a charge for the Guaranteed Minimum Death Benefit Endorsement at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.20% of Accumulated Value.) We deduct this charge from each Subaccount and/or the Declared Interest Option based on each Investment Option's proportional amount of Accumulated Value.

Incremental Death Benefit Rider

We currently apply a charge for the Incremental Death Benefit Rider at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.30% of Accumulated Value.) We deduct this charge from each Subaccount and/or the Declared Interest Option based on each Investment Option's proportional amount of Accumulated Value.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.20% (daily rate of 0.0032682%) (approximately 0.81% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks. (This charge is guaranteed not to exceed 1.40% annually.)

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies

37

prior to the Annuitization Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Illustrative Report Fee

Upon your request, we will provide you with a set of illustrations of Contract values free of charge. We reserve the right to assess a fee of $25 for each set of personalized illustrations you request. However, we do not currently assess such a charge.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

SETTLEMENT OPTIONS

The accumulation phase of your Contract ends on the date you select to annuitize your Contract (see "DESCRIPTION OF ANNUITY CONTRACT—Proceeds at Annuitization"). At that time, your proceeds will be applied under a settlement option, unless you elect to receive this amount in a single sum. Should you not elect a settlement option on the Annuitization Date, proceeds attributable to the Declared Interest Option will be paid as a life income fixed annuity with payments guaranteed for ten years and proceeds attributable to the Subaccounts will be paid as a life income variable annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a settlement option. The amount of proceeds will equal either: (1) the Cash Surrender Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a settlement option. Although tax consequences may vary depending on the settlement option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Annuitization Date, you may elect to have your proceeds applied under a settlement option, or a Beneficiary can have the death benefit applied under a settlement option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a settlement option agreement to be issued for the settlement option. The settlement option agreement will show the rights and benefits of the payee(s) under the settlement option selected.

38

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts and/or fixed interest option to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options 1 and 4 may not satisfy the minimum required distribution rules for Qualified Contracts. Please consult a tax advisor.

Description of Settlement Options

Fixed Settlement Options:

Option 1—Interest Payment Option. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Fixed Time Payment Option. The proceeds are paid in equal monthly installments for any period selected, up to 30 years.

Option 3—Lifetime Payment Option. The proceeds are paid in equal monthly installments during the payee's lifetime. The three variations are:

(a)  Straight Life. No specific number of payments is guaranteed. Payments stop when the payee dies.

(b)  Life Income with Refund. Payments stop when they cumulatively equal the amount applied or when the payee dies, whichever is later.

(c)  Life Income with Period Certain. Payments stop at the end of the selected guaranteed period (10, 15 or 20 years) or when the payee dies, whichever is later.

Option 4—Fixed Amount Payment Option. The proceeds are paid in equal monthly installments for a specific amount and will continue until all the proceeds plus interest are exhausted.

Option 5—Joint Lifetime Payment Option. The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

Fixed Settlement Options 1, 2 and 4 may not always satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor.

39

Variable Settlement Options:

Option A—Payment of Life Income. The proceeds are paid in varying amounts during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

Option B—Payment of Joint and Survivor Life Income. The proceeds are paid in varying installments while one or both payees live.

Alternate Settlement Options:

The Company may make available alternative settlement options.

Election of Settlement Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a settlement option at any time prior to the Annuitization Date. Upon an Annuitant's death, if a settlement option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a settlement option upon receipt of Written Notice at our Variable Product Service Center.

We reserve the right to:

●  refuse the election of a settlement option if total proceeds are less than $5,000,

●  refuse to make payments of less than $100 each, or

●  make payments at less frequent intervals if payments would otherwise be less than $100 each.

We have provided a brief description of the available settlement options above. The term "effective date" means the date as of which the proceeds are applied to a settlement option. The term "payee" means a person who is entitled to receive payment under a settlement option.

Fixed Annuity Payments. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

●  the form and duration of the settlement option chosen,

●  the payee's age and sex,

●  the amount of proceeds applied to purchase the fixed annuity payments, and

●  the applicable annuity purchase rates.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

Under Option 1, proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other settlement option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected settlement option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

Variable Annuity Payments. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options A and B. We determine

40

the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected settlement option. Therefore, the dollar amount of the first variable annuity payment will depend on:

●  the dollar amount of proceeds being applied to a settlement option,

●  the settlement option selected,

●  the age and sex of the Annuitant, and

●  the assumed interest rate used in the variable settlement option tables (5% per year).

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the annuity purchase rate for the selected settlement option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see "Variable Settlement Options—Transfer of Annuity Units" below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)  is the annuity unit value for the immediately preceding Valuation Period;

(b)  is the net investment factor for that Valuation Period (described below); and

(c)  is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity settlement options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.999866.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)  is the net result of:

1.  the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.  the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.  the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

41

4.  any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount:

(y)  is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)  is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

Variable Settlement Options—Transfer of Annuity Units. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request in good order. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted on the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

The payee may also choose to effect transfers of the dollar amount of annuity units in the Subaccounts through participation in the Asset Allocation Program, including annual Automatic Rebalancing. See "DESCRIPTION OF ANNUITY CONTRACT—Asset Allocation Program" for a description of the Asset Allocation Program and Automatic Rebalancing.

Variable Settlement Options—Surrenders. Upon Written Notice, a payee may make a full surrender of the payments remaining in the guarantee period of a variable settlement option and receive the surrender value. We allow full surrenders from variable settlement options only during the period in which we guarantee variable annuity payments for a specified number of years. We do not allow any partial withdrawals of the dollar amounts allocated to a variable settlement option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable settlement option.

The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable settlement option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request in good order. If we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.

42

We assume that each payment under a variable settlement option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX B for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one-, five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account

43

commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is general in nature and is not intended as tax advice. It is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws. Each person concerned should consult a competent tax advisor.

A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the

44

tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

●  purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

●  receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated for federal tax purposes as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.

Required Distributions. In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

●  if any Owner dies on or after the Annuitization Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

●  if any Owner dies prior to the Annuitization Date, the interest in the Contract will be distributed within five years after the date of the Owner's death.

These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. An Owner's designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

45

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or settlement option) is taxable as ordinary income.

Non-Natural Owner. A non-natural Owner of an annuity contract generally must include any increase in the excess of the cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

●  the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

●  the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

●  the Contract is issued in connection with certain Qualified Plans;

●  the Contract is purchased by an employer upon the termination of certain Qualified Plans;

●  the Contract is used in connection with a structured settlement agreement; or

●  the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Complete Surrenders. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the Contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the

46

partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another and the contract received is treated as a new contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if the Owner applies only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of an Owner or Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

●  if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

●  if distributed under a settlement option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

●  made on or after the taxpayer reaches age 59 1/2;

●  made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

●  attributable to the taxpayer becoming disabled;

●  as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

●  made under certain annuities issued in connection with structured settlement agreements;

●  made under an annuity contract that is purchased with a single premium when the Annuitization Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

47

●  any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

Account Charges. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. You should consult your tax adviser prior to selecting any optional benefit under the Contract.

Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

●  a transfer of ownership of a Contract,

●  the designation of an Annuitant, payee or other Beneficiary who is not also the Owner,

●  the selection of certain Retirement Dates, or

●  the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.

Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is any distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a "direct rollover" from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a "direct rollover" from the plan to an IRA established by the direct rollover.

Multiple Contracts

All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity contract.

48

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

●  contributions in excess of specified limits;

●  distributions prior to age 59 1/2 (subject to certain exceptions);

●  distributions that do not conform to specified commencement and minimum distribution rules; and

●  other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Owner's lifetime. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the amount that

49

may be deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code for the year or 100% of the amount of compensation includible in the Owner's gross income for the year and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching, or non-elective, contribution on behalf of eligible employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

●  before age 59 1/2 (subject to certain exceptions), or

●  during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

●  elective contributions made in years beginning after December 31, 1988;

●  earnings on those contributions; and

●  earnings in such years on amounts held as of the last year beginning before January 1, 1989.

50

Distribution of those amounts may only occur upon:

●  death of the employee,

●  attainment of age 59 1/2,

●  severance from employment,

●  disability, or

●  financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship. If your Contract was issued in connection with a qualified plan under Section 403(b) of the Code, starting January 1, 2009 we generally are required to confirm, with your plan sponsor or otherwise, that surrenders, partial withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other contracts or accounts you have under the qualified plan under Section 403(b) of the Code among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. A distribution of elective contributions made to a tax-sheltered annuity on account of hardship may be subject to penalties. For Contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer's Section 403(b) plan.

Death Benefits. The Guaranteed Minimum Death Benefit Endorsement or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Such amounts could also be considered in calculating required minimum distributions. Because these death benefits may exceed applicable limitations, employers using the Contract in connection with such plans should consult their tax adviser.

Restrictions under Qualified Contracts. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for the Company's Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend this discussion as tax advice.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of a Contract owned

51

by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

Generation-skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2012, the federal estate tax, gift tax and generation-skipping transfer ("GST") tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser for more information.

Federal Defense of Marriage Act. The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract's death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.

52

Therefore, spousal continuation provisions in this Contract will not be available to such partners or same-sex marriage spouses. Consult a tax adviser for more information on this subject.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, COUNTRY Capital Management Company ("COUNTRY Capital") for the distribution, sale and servicing of the Contracts. COUNTRY Capital sold and services the Contracts through registered representatives, or through other broker-dealers ("selling firms") that have entered into selling agreements with COUNTRY Capital.

COUNTRY Capital receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: Fidelity Variable Insurance Products Funds: VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. COUNTRY Capital may pay part or all of such compensation to selling firms.

We pay commissions to COUNTRY Capital for the sale of the Contracts by its registered representatives as well as for sales by selling firms. The maximum commissions payable for Contract sales by COUNTRY Capital will be 4% of premiums paid under a Contract in the first Contract Year and 3% of renewal premiums in each Policy Year after the first Policy Year. We also pay a trail commission of 0.20% of the Accumulated Value of the Contract at the end of each Contract Year.

COUNTRY Capital passes through commissions it receives to its registered representatives and to selling firms except in the infrequent event of a Contract unassigned to a registered representative, and does not retain any override as distributor for the Contracts. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is compensated by the Company for the following sales expenses: supervisor and registered representative compensation, representative training allowance, advertising expenses and all other expenses of distributing the Contracts.

Because registered representatives of COUNTRY Capital are also insurance agents of the Company, they and their managers may be eligible for various cash benefits such as bonuses, insurance benefits, and non-cash compensation items that the Company offers. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Contracts may help COUNTRY Capital's sales representatives and/or their managers qualify for such benefits. COUNTRY Capital's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, which may include payments made for the recruitment and training of personnel, and similar services.

A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account. See "DISTRIBUTION OF THE CONTRACTS" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Contracts.

53

We have discontinued new sales of the Contracts to the public.

Under the BrokerCheck Program, Financial Industry Regulatory Authority ("FINRA") provides certain information regarding the disciplinary history of member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's BrokerCheck Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure is available that includes information describing FINRA BrokerCheck.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of COUNTRY Capital to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

VOTING RIGHTS

To the extent required by law, the Company will vote Fund shares held in the Account at regular and special shareholder meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of contract owners determining the outcome of a vote.

54

FINANCIAL STATEMENTS

The statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2011 and 2010 and the related statutory-basis statements of income, changes in capital and surplus, and cash flow for the years then ended are contained in the Statement of Additional Information along with the report of our auditor, Ernst & Young LLP, an independent registered public accounting firm. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2011 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP are contained in the Statement of Additional Information.

The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

DEFINITIONS

Account: COUNTRY Investors Variable Annuity Account.

Accumulated Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Annuitant: The person whose life determines the annuity benefits payable under the Contract and whose death determines the death benefit.

Annuitization Date: The date when the Company applies the Accumulated Value under a settlement option, if the Annuitant is still living.

Beneficiary: The person to whom the Company pays the proceeds on the death of the Owner or Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

Cash Surrender Value: The Accumulated Value less any applicable surrender charge.

The Code: The Internal Revenue Code of 1986, as amended.

The Company ("we", "us" or "our"): COUNTRY Investors Life Assurance Company.

Contract: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application at our Variable Product Service Center. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

55

Declared Interest Option: A fixed interest option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a)  a certified copy of the death certificate;

(b)  a certified copy of a court decree reciting a finding of death;

(c) the Beneficiary's statement of election;

(d) a copy of the Beneficiary's Form W-9; or

(e)  any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

Good Order: This means the actual receipt by us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) we require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner ("you" or "your"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Product Service Center: The Company's administrative office at 5400 University Avenue, West Des Moines, Iowa 50266, or PO Box 9239, Des Moines, Iowa 50306.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which we receive at our Variable Product Service Center.

Investment Company Act of 1940, File Number 811-21330

56

APPENDIX A

Condensed Financial Information

Except where otherwise noted, the following reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
American Century VP Ultra Fund
2004	$10.000000	$10.481432	3,025.103773
2005	$10.481432	$10.581369	7,650.777782
2006	$10.581369	$10.113630	19,159.910261
2007	$10.113630	$12.094275	25,765.219904
2008	$12.094275	$6.992516	24,441.346092
2009	$6.992516	$9.292608	23,083.415788
2010	$9.292608	$10.658443	15,072.070258
2011	$10.658443	$10.645766	13,208.769610
American Century VP Vista Fund
2004	$10.000000	$10.236082	9.700000
2005	$10.236082	$10.950793	9,395.896897
2006	$10.950793	$11.797243	12,527.364138
2007	$11.797243	$16.296054	14,786.707343
2008	$16.296054	$8.272788	4,882.998383
2009	$8.272788	$10.011676	5,464.366732
2010	$10.011676	$12.254939	5,902.094067
2011	$12.254939	$11.154767	4,336.307525
Calvert VP Russell 2000 Small Cap Index Portfolio(1)
2004	$10.000000	$11.104124	12,470.442015
2005	$11.104124	$11.413329	26,967.922132
2006	$11.413329	$13.265216	40,299.628086
2007	$13.265216	$12.818560	53,184.359062
2008	$12.818560	$8.364663	67,798.540075
2009	$8.364663	$10.431111	51,027.257188
2010	$10.431111	$12.995544	41,152.896678
2011	$12.995544	$12.215850	35,584.184015

	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Calvert VP S&P MidCap 400 Index Portfolio(2)
2004	$10.000000	$10.987348	11,076.760730
2005	$10.987348	$12.154864	25,659.411573
2006	$12.154864	$13.179736	37,057.920493
2007	$13.179736	$13.984894	43,269.010868
2008	$13.984894	$8.756534	40,781.146522
2009	$8.756534	$11.801102	34,944.454844
2010	$11.801102	$14.690570	30,047.038930
2011	$14.690570	$14.193629	23,010.531754
Dreyfus Variable Investment Fund Appreciation Portfolio—Initial Share Class
2004	$10.000000	$10.132073	6,147.944292
2005	$10.132073	$10.450150	15,442.212327
2006	$10.450150	$12.029024	17,021.596535
2007	$12.029024	$12.733689	25,075.808691
2008	$12.733689	$8.863750	20,523.438689
2009	$8.863750	$10.734696	21,858.574318
2010	$10.734696	$12.231230	13,833.011450
2011	$12.231230	$13.177732	12,553.539621
Dreyfus Variable Investment Fund Growth & Income Portfolio—Initial Share Class
2004	$10.000000	$10.779833	5,673.708318
2005	$10.779833	$11.009055	14,045.142526
2006	$11.009055	$12.458561	15,643.682449
2007	$12.458561	$13.350126	17,190.430210
2008	$13.350126	$7.859859	11,920.331530
2009	$7.859859	$10.002536	10,429.014693
2010	$10.002536	$11.722157	7,851.710044
2011	$11.722157	$11.260947	6,988.896852
Dreyfus Variable Investment Fund International Equity Portfolio—Initial Share Class
2004	$10.000000	$12.009921	4,564.327393
2005	$12.009921	$13.618986	20,597.863454
2006	$13.618986	$16.596999	34,451.903055
2007	$16.596999	$19.208192	64,241.366952
2008	$19.208192	$10.965626	75,638.601529
2009	$10.965626	$13.574199	75,567.838713
2010	$13.574199	$14.757300	66,937.551994
2011	$14.757300	$12.442377	61,420.470731

	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Dreyfus Variable Investment Fund Opportunistic Small Cap Portfolio—Initial Share Class(3)
2004	$10.000000	$10.299262	9,077.424207
2005	$10.299262	$10.767959	29,069.934754
2006	$10.767959	$11.042672	37,780.921985
2007	$11.042672	$9.703638	44,003.164555
2008	$9.703638	$5.983848	31,887.510485
2009	$5.983848	$7.452433	28,470.001762
2010	$7.452433	$9.657596	25,608.493386
2011	$9.657596	$8.222731	25,310.593742
EquiTrust Blue Chip Portfolio—Initial Class(4)
2004	$10.000000	$10.269189	10,298.984016
2005	$10.269189	$10.379537	13,274.074663
2006	$10.379537	$12.044940	18,926.517856
2007	$12.044940	$12.673535	32,431.039288
2008	$12.673535	$8.726054	22,826.671568
2009	$8.726054	$10.170610	22,058.029865
2010	$10.170610	$11.182368	19,655.395296
2011 (1/1/11 to 7/15/11)	$11.182368	—	—
EquiTrust High Grade Bond Portfolio—Initial Class(4)
2004	$10.000000	$10.229483	15,029.847274
2005	$10.229483	$10.376541	38,479.920931
2006	$10.376541	$10.744302	64,254.471428
2007	$10.744302	$11.198860	174,941.909025
2008	$11.198860	$10.891440	212,345.251747
2009	$10.891440	$12.043920	216,117.206558
2010	$12.043920	$12.865842	245,941.264595
2011 (1/1/11 to 7/15/11)	$12.865842	—	—
EquiTrust Managed Portfolio—Initial Class(4)
2004	$10.000000	$10.499399	3,047.439216
2005	$10.499399	$10.845297	8,433.598537
2006	$10.845927	$12.002989	12,760.685370
2007	$12.002989	$12.556260	25,839.343101
2008	$12.556260	$9.933132	25,809.176365
2009	$9.933132	$11.623534	26,066.490102
2010	$11.623534	$13.214425	24,515.206393
2011 (1/1/11 to 7/15/11)	$13.214425	—	—

	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
EquiTrust Money Market Portfolio—Initial Class(4)
2004	$10.000000	$9.958659	6,028.319841
2005	$9.958659	$10.086981	3,170.912170
2006	$10.086981	$10.409364	5,652.961262
2007	$10.409364	$10.770399	31,805.917248
2008	$10.770399	$10.845567	124,120.068734
2009	$10.845567	$10.729335	25,639.104974
2010	$10.729335	$10.615254	18,897.755220
2011 (1/1/11 to 7/15/11)	$10.615254	—	—
EquiTrust Strategic Yield Portfolio—Initial Class(4)
2004	$10.000000	$10.575732	12,327.096822
2005	$10.575732	$10.791792	25,423.134459
2006	$10.791792	$11.388808	41,644.326615
2007	$11.388808	$11.653932	64,523.574139
2008	$11.653932	$10.238949	93,744.273502
2009	$10.238949	$12.592110	94,497.551398
2010	$12.592110	$13.802519	70,332.679927
2011 (1/1/11 to 7/15/11)	$13.802519	—	—
Federated Capital Appreciation Fund II—Primary Shares(5)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.340507	24,319.254091
Federated Managed Volatility Fund II—Primary Shares(5)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.943453	30,814.764522
Federated Prime Money Fund II—Primary Shares(5)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.945243	38,967.507133
Federated Quality Bond Fund II—Primary Shares(5)
2011 (7/15/11 to 12/31/11)	$10.000000	$9.809154	271,430.866391
Fidelity VIP Contrafund Portfolio—Initial Class
2004	$10.000000	$11.201789	17,938.311128
2005	$11.201789	$12.944786	82,937.105155
2006	$12.944786	$14.291778	159,300.498454
2007	$14.291778	$16.607112	228,046.100823
2008	$16.607112	$9.432441	246,684.173327
2009	$9.432441	$12.649711	249,991.422550
2010	$12.649711	$14.650600	227,712.189166
2011	$14.650600	$14.113220	211,882.923512

	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity VIP Growth & Income Portfolio—Initial Class
2004	$10.000000	$10.272183	5,169.832728
2005	$10.272183	$10.925691	13,010.578066
2006	$10.925691	$12.220103	18,555.927412
2007	$12.220103	$13.539109	21,984.843123
2008	$13.539109	$7.798635	20,860.844310
2009	$7.798635	$9.802892	18,003.186488
2010	$9.802892	$11.125970	17,779.599631
2011	$11.125970	$11.172554	17,785.658212
Fidelity VIP Growth Portfolio—Initial Class
2004	$10.000000	$9.767253	14,702.033291
2005	$9.767253	$10.211342	21,755.030252
2006	$10.211342	$10.782359	29,083.152750
2007	$10.782359	$13.528258	43,751.739184
2008	$13.528258	$7.061292	51,458.099952
2009	$7.061292	$8.951811	45,523.252445
2010	$8.951811	$10.983339	41,253.024212
2011	$10.983339	$10.876660	38,165.726756
Fidelity VIP Index 500 Portfolio—Initial Class
2004	$10.000000	$10.637251	26,173.909770
2005	$10.637251	$11.018292	50,630.827837
2006	$11.018292	$12.601577	98,951.442254
2007	$12.601577	$13.128898	150,842.280071
2008	$13.128898	$8.172636	184,441.052027
2009	$8.172636	$10.224663	184,773.489183
2010	$10.224663	$11.620223	150,255.576520
2011	$11.620223	$11.718124	200,031.186314
Fidelity VIP Investment Grade Bond Portfolio—Initial Class
2011	$10.000000	$10.354591	713,618.650190
Fidelity VIP Mid Cap Portfolio—Service Class 2
2004	$10.000000	$11.930189	17,655.813014
2005	$11.930189	$13.913953	45,661.207284
2006	$13.913953	$15.456627	83,578.218770
2007	$15.456627	$17.616367	106,172.764676
2008	$17.616367	$10.512234	108,697.165252
2009	$10.512234	$14.518184	90,824.204232
2010	$14.518184	$18.444602	81,958.965880
2011	$18.444602	$16.249321	75,152.973067

	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Fidelity VIP Overseas Portfolio—Initial Class
2004	$10.000000	$10.931354	5,812.833497
2005	$10.931354	$12.859846	10,041.797887
2006	$12.859846	$15.007407	24,361.408661
2007	$15.007407	$17.398196	38,571.334906
2008	$17.398196	$9.659753	61,416.429104
2009	$9.659753	$12.078209	43,470.527397
2010	$12.078209	$13.498463	40,054.569059
2011	$13.498463	$11.050299	34,395.782969
Franklin Global Real Estate Fund—Class 2
2004	$10.000000	$12.341093	7,955.564547
2005	$12.341093	$13.839173	26,065.919502
2006	$13.839173	$16.493056	44,513.896292
2007	$16.493056	$12.895532	56,916.839710
2008	$12.895532	$7.340120	68,279.042438
2009	$7.340120	$8.637869	91,039.518927
2010	$8.637869	$10.325500	70,479.440555
2011	$10.325500	$9.627866	67,103.126502
Franklin Small-Mid Cap Growth Securities Fund—Class 2
2004	$10.000000	$11.161049	5,643.027918
2005	$11.161049	$11.557092	11,211.401495
2006	$11.557092	$12.414358	20,356.815635
2007	$12.414358	$13.646010	30,102.340268
2008	$13.646010	$7.753491	28,347.081969
2009	$7.753491	$11.001128	24,421.147387
2010	$11.001128	$13.873204	22,374.187810
2011	$13.873204	$13.048229	19,017.634357
Franklin Small Cap Value Securities Fund—Class 2
2004	$10.000000	$12.033817	4,151.395348
2005	$12.033817	$12.934528	13,551.856956
2006	$12.934528	$14.953920	25,723.941055
2007	$14.953920	$14.423915	46,143.375136
2008	$14.423915	$9.547170	73,264.545638
2009	$9.547170	$12.184276	128,529.900597
2010	$12.184276	$15.436837	180,131.111518
2011	$15.436837	$14.682782	167,542.748290

	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
Franklin US Government Fund—Class 2
2004	$10.000000	$10.186082	11,468.555480
2005	$10.186082	$10.307468	14,937.801138
2006	$10.307468	$10.594951	32,337.546985
2007	$10.594951	$11.160716	61,424.413111
2008	$11.160716	$11.865302	51,821.580610
2009	$11.865302	$12.087704	71,625.720915
2010	$12.087704	$12.575875	38,792.643364
2011	$12.575875	$13.133424	39,098.116615
Mutual Shares Securities Fund—Class 2
2004	$10.000000	$10.977655	69.607762
2005	$10.977655	$11.993572	2,568.998543
2006	$11.993572	$14.031489	9,504.192742
2007	$14.031489	$14.347142	13,508.456810
2008	$14.347142	$8.914978	10,222.935623
2009	$8.914978	$11.104539	10,958.326184
2010	$11.104539	$12.200432	9,354.958722
2011	$12.200432	$11.931645	9,299.075733
Templeton Growth Securities Fund—Class 2
2004	$10.000000	$11.111083	4,807.335883
2005	$11.111083	$11.952629	17,093.051196
2006	$11.952629	$14.389003	23,276.239149
2007	$14.389003	$14.551637	38,462.186764
2008	$14.551637	$8.292036	30,755.935069
2009	$8.292036	$10.742752	29,716.360004
2010	$10.742752	$11.398853	22,995.872228
2011	$11.398853	$10.479833	15,378.633293
JPMorgan Insurance Trust Mid Cap Value—Class 1
2004	$10.000000	$11.570158	5,463.890881
2005	$11.570158	$12.486827	25,434.864118
2006	$12.486827	$14.418393	29,919.865848
2007	$14.418393	$14.596084	48,171.316547
2008	$14.596084	$9.633270	38,336.852352
2009	$9.633270	$12.058846	32,711.652155
2010	$12.058846	$14.710190	26,261.933222
2011	$14.710190	$14.852308	22,441.423627

	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
JPMorgan Insurance Trust Small Cap Core Portfolio—Class 1
2004	$10.000000	$12.329515	7,221.697904
2005	$12.329515	$12.599901	14,729.906625
2006	$12.599901	$14.321073	17,285.015204
2007	$14.321073	$13.347669	21,351.351981
2008	$13.347669	$8.970794	16,297.506615
2009	$8.970794	$10.865618	35,489.964201
2010	$10.865618	$13.648795	31,530.571612
2011	$13.648795	$12.845504	29,578.732764
T. Rowe Price Equity Income
2004	$10.000000	$11.089028	10,897.881478
2005	$11.089028	$11.387459	34,791.605907
2006	$11.387459	$13.388633	52,122.689214
2007	$13.388633	$13.660987	89,362.088672
2008	$13.660987	$8.623821	137,758.512633
2009	$8.623821	$10.703403	249,538.181322
2010	$10.703403	$12.164098	502,635.008099
2011	$12.164098	$11.935645	494,077.492886
T. Rowe Price International Stock
2004	$10.000000	$10.917238	4,346.299708
2005	$10.917238	$12.518252	10,277.716196
2006	$12.518252	$14.734297	16,656.543071
2007	$14.734297	$16.457984	24,757.865237
2008	$16.457984	$8.341041	22,262.324341
2009	$8.341041	$12.561741	105,446.439491
2010	$12.561741	$14.205976	222,536.669579
2011	$14.205976	$12.237216	222,694.602452
T. Rowe Price New America Growth
2004	$10.000000	$10.487948	9,526.771696
2005	$10.487948	$10.827421	17,478.000273
2006	$10.827421	$11.484416	37,594.566883
2007	$11.484416	$12.911849	46,251.784432
2008	$12.911849	$7.878672	36,682.333814
2009	$7.878672	$11.660825	36,388.063734
2010	$11.660825	$13.785843	35,767.447804
2011	$13.785843	$13.478229	35,812.516038

	Accumulation Unit Value at Beginning of Year/Period	Accumulation Unit Value at End of Year/Period	Number of Units at End of Year/Period
T. Rowe Price Personal Strategy Balanced
2004	$10.000000	$10.907120	10,733.805335
2005	$10.907120	$11.470931	35,684.523145
2006	$11.470931	$12.679703	66,722.446003
2007	$12.679703	$13.482730	131,786.928264
2008	$13.482730	$9.341000	118,145.167286
2009	$9.341000	$12.196080	103,685.711896
2010	$12.196080	$13.703256	89,830.958449
2011	$13.703256	$13.498420	83,348.415669

(1)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit Russell 2000® Small Cap Index Portfolio prior to the date of the name change of the Summit Russell 2000® Small Cap Index Portfolio to Calvert VP Russell 2000® Small Cap Index Portfolio, which occurred on or about April 30, 2010.

(2)  The Accumulation Unit Value information is based on the subaccount's investment in the Summit S&P MidCap 400® Index Portfolio prior to the date of the name change of the Summit S&P MidCap 400® Index Portfolio to Calvert VP S&P MidCap 400® Index Portfolio, which occurred on or about April 30, 2010.

(3)  The Accumulation Unit Value information is based upon the subaccount's investment in the Dreyfus VIF* Developing Leaders Portfolio prior to the date of the name change of the Dreyfus VIF* Developing Leaders Portfolio to Dreyfus VIF* Opportunistic Small Cap Portfolio, which occurred on or about April 19, 2010.

(4)  Effective July 15, 2011, the EquiTrust Blue Chip Portfolio and the EquiTrust Value Growth Portfolio each merged into the Federated Capital Appreciation Fund II, the EquiTrust High Grade Bond Portfolio and the EquiTrust Strategic Yield Portfolio each merged into the Federated Quality Bond Fund II, the EquiTrust Managed Portfolio merged into the Federated Capital Income Fund II (now named the Federated Managed Volatility Fund II), and the EquiTrust Money Market Portfolio merged into the Federated Prime Money Fund II.

(5)  Available for allocations of premiums or Accumulated Value effective July 15, 2011.

APPENDIX B

Calculating Variable Annuity Payments

The following charts have been prepared to show how investment performance could affect variable annuity payments over time. Each chart illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. Each chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. The first chart reflects the deduction of the guaranteed maximum mortality and expense risk charge while the second chart reflects the deduction of the current mortality and expense risk charge. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental agreement issued for proceeds from a hypothetical Contract.

What the Chart Illustrates. Each chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. Each chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return. Under the first chart, the variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.63%, 7.26%, 9.63%, and 12.00%. Under the second chart, the variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.53%, 7.06%, 9.53% and 12.00%. Under the first chart, net of all expenses, these constant returns are: -2.26%, 1.37%, 5.00%, 7.37%, and 9.74%. Under the second chart, net of all expenses, these constant returns are: -2.06%, 1.47%, 5.00%, 7.47%, and 9.94%. The first variable annuity payment for each year reflects the 5% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.86% of their average daily net assets. The first chart assumes the deduction of the guaranteed maximum mortality and expense risk charge at an annual rate of 1.40% while the second chart assumes the deduction of the current mortality and expense risk charge at an annual rate of 1.20%.

The first monthly variable annuity payments depicted in each chart are based on a hypothetical settlement option agreement and hypothetical investment results and are not projections or indications of future results. The Company does not guarantee or even suggest that any Subaccount, Contract or agreement issued by it would generate these or similar monthly payments for any period of time. Each chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual settlement option agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the settlement option selected and the life of the payee. See the Prospectus section titled "SETTLEMENT OPTIONS—Election of Settlement Options and Annuity Payments."

Assumptions on Which the Hypothetical Settlement Option Agreement and Contract are Based. Each chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

●  The hypothetical Contract is a Non-Qualified Contract

●  The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

●  The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount

●  Assuming guaranteed maximum mortality and expense risk charge, the single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.63%, 7.26%, 9.63%, and 12.00%

●  Assuming current mortality and expense risk charge, the single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.53%, 7.06%, 9.53%, and 12.00%.

●  Assumed Interest Rate is 5% per year

●  The payee elects to receive monthly variable annuity payments

●  The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity settlement option selected results in an initial variable annuity payment of $1,000

For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "SETTLEMENT OPTIONS."

Assumed Interest Rate. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "SETTLEMENT OPTIONS."

The $1,000 Initial Monthly Variable Annuity Payment. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

●  the amount of proceeds applied

●  the annuity settlement option selected

●  the annuity purchase rates in the supplemental agreement on the effective date

●  the Assumed Interest Rate under the supplemental agreement on the effective date

●  the age of the payee

●  in most cases, the sex of the payee

For each column in each chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual settlement option agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the settlement option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "SETTLEMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 5% net Assumed Interest Rate.

Initial Monthly Payments for Each Year Shown,
Assuming a Constant Rate of Return under Alternative Investment Scenarios and
Deduction of Guaranteed Maximum Mortality and Expense Risk Charge

Contract Year	0.00% Gross -2.26% Net	3.63% Gross 1.37% Net	7.26% Gross 5.00% Net	9.63% Gross 7.37% Net	12.00% Gross 9.74% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	931	965	1,000	1,023	1,045
3	866	932	1,000	1,046	1,092
4	807	900	1,000	1,069	1,142
5	751	869	1,000	1,093	1,193
6	699	839	1,000	1,118	1,247
7	651	810	1,000	1,143	1,303
8	606	782	1,000	1,169	1,362
9	564	755	1,000	1,195	1,424
10	525	729	1,000	1,222	1,488
11	488	703	1,000	1,250	1,555
12	455	679	1,000	1,278	1,625
13	423	656	1,000	1,307	1,699
14	394	633	1,000	1,337	1,775
15	367	611	1,000	1,367	1,855
16	341	590	1,000	1,398	1,939
17	318	570	1,000	1,429	2,027
18	296	550	1,000	1,461	2,118
19	275	531	1,000	1,494	2,214
20	256	512	1,000	1,528	2,314
21	239	495	1,000	1,563	2,418
22	222	478	1,000	1,598	2,527
23	207	461	1,000	1,634	2,642
24	192	445	1,000	1,671	2,761
25	179	430	1,000	1,709	2,885

Initial Monthly Payments for Each Year Shown,
Assuming a Constant Rate of Return under Alternative Investment Scenarios and
Deduction of Current Mortality and Expense Risk Charge

Contract Year	0.00% Gross -2.06% Net	3.53% Gross 1.47% Net	7.06% Gross 5.00% Net	9.53% Gross 7.47% Net	12.00% Gross 9.94% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	933	966	1,000	1,024	1,047
3	870	934	1,000	1,048	1,096
4	812	902	1,000	1,072	1,148
5	757	872	1,000	1,097	1,202
6	706	843	1,000	1,123	1,258
7	659	814	1,000	1,150	1,318
8	614	787	1,000	1,177	1,380
9	573	761	1,000	1,204	1,445
10	534	735	1,000	1,233	1,513
11	499	710	1,000	1,262	1,584
12	465	686	1,000	1,291	1,658
13	434	663	1,000	1,322	1,736
14	405	641	1,000	1,353	1,818
15	377	620	1,000	1,385	1,903
16	352	599	1,000	1,417	1,993
17	328	579	1,000	1,451	2,087
18	306	559	1,000	1,485	2,185
19	286	540	1,000	1,520	2,288
20	266	522	1,000	1,555	2,395
21	249	505	1,000	1,592	2,508
22	232	488	1,000	1,630	2,626
23	216	471	1,000	1,668	2,750
24	202	455	1,000	1,707	2,879
25	188	440	1,000	1,747	3,014

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

Tear at perforation

STATEMENT OF ADDITIONAL INFORMATION

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

Home Office	Variable Product Service Center
1701 N. Towanda Avenue	PO Box 9239
Bloomington, Illinois, 61701	Des Moines, Iowa 50306
1-888-349-4658

Country Investors Variable Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectuses for the two flexible premium deferred variable annuity contracts (each a “Contract”) sponsored by COUNTRY Investors Life Assurance Company (the “Company”). This Statement of Additional Information is not a Prospectus and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number as shown above.

May 1, 2012

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

ADDITIONAL CONTRACT PROVISIONS

The Contract

The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

We will not contest the Contract from its Contract Date.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

Non-Participation

The Contracts are not eligible for dividends and will not participate in the Company’s divisible surplus.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed in accordance with the standards defined by the SEC or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•                  net income from the Investment Option attributable to the hypothetical account, and

•                  charges and deductions imposed under the Contract attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for:

•                  the annual administrative charge, and

•                  the mortality and expense risk charge.

1

For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Contract Year. Current and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) × (365/7)

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return. The actual yield is affected by:

•                  changes in interest rates on money market securities,

•                  the average portfolio maturity of the Money Market Investment Option,

•                  the quality of portfolio securities held by this Investment Option, and

•                  the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may also quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

2

The yield is calculated according to the SEC formula set forth below:

Yield	=	2 × ((((NI – ES)/(U × UV)) + 1) [6]– 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten-year periods. Average annual total returns may also be disclosed for other periods of time.

Adjusted average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of Subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

Investment Option Performance. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Contract.

3

The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We currently apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date. (This charge is guaranteed not to exceed $45) This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CONTRACTS

Our affiliate COUNTRY Capital Management Company, (“COUNTRY Capital”) is responsible for distributing the Contracts pursuant to a distribution agreement with us. COUNTRY Capital located at 1705 N. Towanda Avenue, Bloomington, Illinois 61702 serves as principal underwriter for the Contracts. COUNTRY Capital, an Illinois company organized in 1981, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. COUNTRY Capital is a member of the Securities Investor Protection Corporation.

We have discontinued new sales of the Contracts to the public. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

4

COUNTRY Capital sold the Contract through its registered representatives, who must be appointed by the Company as insurance agents.

COUNTRY Capital received sales compensation with respect to the Contract in the following amounts during the periods indicated.

		Aggregate Amount of
		Commissions Retained by
	Aggregate Amount of	COUNTRY Capital
	Commissions Paid	After Payments to its
Fiscal Year	to COUNTRY Capital*	Registered Representatives
2011	323,326	77,318
2010	$1,316,434	$269,429
2009	$474,411	$42,936

* Includes sales compensation paid to registered representatives of COUNTRY Capital.

COUNTRY Capital passes through commissions it receives to its registered representatives except in the infrequent event of a Contract unassigned to a registered representative and does not retain any commissions as distributor for the Contracts. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is reimbursed by us for the following sales expenses: supervisor and registered representative compensation; registered representative training allowances; advertising expenses; and all other expenses of distributing the Contracts.

ADMINISTRATIVE SERVICES AGREEMENT

EquiTrust Life Insurance Company (“EquiTrust Life”) and the Company are parties to an administrative services agreement pursuant to which EquiTrust Life agrees to provide certain accounting, actuarial and other services to the Company. For services performed by EquiTrust Life under the administrative services agreement during the fiscal years ended December 31, 2011, 2010, and 2009, EquiTrust Life billed the Company $351,416 $427,979, and $288,191, respectively.

COMPLIANCE AND ACCOUNTING AGREEMENT

FBL Investment Management Services, Inc. (“FBL Investment”) and the Company are parties to a Compliance and Accounting Agreement pursuant to which FBL Investment agrees to provide certain accounting, tax, compliance, and other services to the Company. For services performed by FBL Investment under the agreement during the fiscal years ended December 31, 2011, 2010, and 2009, FBL Investment billed the Company $191,870 $192,313, and $192,313, respectively.

LEGAL MATTERS

All matters relating to Illinois law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts, have been passed upon by James M. Jacobs, Esquire, General Counsel and Secretary of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

5

EXPERTS

The Company’s statutory-basis balance sheets as of December 31, 2011 and 2010 and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2011, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 155 North Wacker Drive, Chicago, Illinois 60606 as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The Account’s statements of assets and liabilities as of December 31, 2011 and the related statement of operations and changes in net assets for the periods disclosed in the financial statements, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 155 North Wacker Drive, Chicago, Illinois, 60606, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

6

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
COUNTRY Investors Life Assurance Company

We have audited the accompanying statements of assets and liabilities of COUNTRY Investors Variable Annuity Account (the Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2011, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the COUNTRY Investors Variable Annuity Account at December 31, 2011, and the results of their operations and changes in their net assets for the periods described thereon in conformity with U.S. generally accepted accounting principles.

  /s/ Ernst & Young LLP

Chicago, Illinois
April 27, 2012

1

COUNTRY Investors Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2011

	American Century Variable Portfolios, Inc.*			Calvert Variable Products, Inc.*
	Inflation Protection Bond Subaccount	Ultra Subaccount	Vista Subaccount	EAFE International Index – F Subaccount	Russell 2000 Small Cap Index Subaccount	Russell 2000 Small Cap Index – F Subaccount	S&P MidCap 400 Index Subaccount	S&P MidCap 400 Index – F Subaccount
Assets
Investments in shares of mutual funds, at fair value	$658,676	$140,617	$48,371	$612,349	$434,691	$36,418	$326,603	$29,117
Receivable for investments sold	636	216	48	594	417	35	319	28
Total assets	659,312	140,833	48,419	612,943	435,108	36,453	326,922	29,145
Liabilities
Payable to COUNTRY Investors Life Assurance Company	636	216	48	594	417	35	319	28
Net assets	$658,676	$140,617	$48,371	$612,349	$434,691	$36,418	$326,603	$29,117
Net assets
Accumulation units	$658,676	$140,617	$48,371	$612,349	$429,852	$36,418	$326,603	$29,117
Contracts in annuitization period	–	–	–	–	4,839	–	–	–
Total net assets	$658,676	$140,617	$48,371	$612,349	$434,691	$36,418	$326,603	$29,117
Investments in shares of mutual funds, at cost	$618,360	$129,990	$47,589	$648,613	$405,231	$32,924	$300,597	$26,476
Shares of mutual funds owned	55,914.76	14,833.07	3,213.99	9,326.05	7,567.74	631.28	4,920.20	434.39
Accumulation units outstanding	51,678.19	13,208.77	4,336.31	48,215.73	35,188.02	1,959.40	23,010.53	2,010.05
Accumulation unit value	$12.75	$10.65	$11.15	$12.70	$12.22	$18.59	$14.19	$14.49
Annuitized units outstanding	–	–	–	–	396.16	–	–	–
Annuitized unit value	$–	$–	$–	$–	$12.22	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

2

COUNTRY Investors Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Dreyfus Variable Investment Fund*				DWS Variable Series I*	DWS Variable Series II*	Federated Insurance Series*
	Appreciation Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Opportunistic Small Cap Subaccount	Global Small Cap Growth Subaccount (1)	Global Thematic Subaccount	Capital Appreciation Subaccount	Managed Volatility Subaccount
Assets
Investments in shares of mutual funds, at fair value	$165,427	$78,702	$764,217	$208,122	$1,011,399	$1,390	$227,154	$306,405
Receivable for investments sold	1,204	78	887	202	989	1	221	248
Total assets	166,631	78,780	765,104	208,324	1,012,388	1,391	227,375	306,653
Liabilities
Payable to COUNTRY Investors Life Assurance Company	1,204	78	887	202	989	1	221	248
Net assets	$165,427	$78,702	$764,217	$208,122	$1,011,399	$1,390	$227,154	$306,405
Net assets
Accumulation units	$165,427	$78,702	$764,217	$208,122	$1,011,399	$1,390	$227,154	$306,405
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$165,427	$78,702	$764,217	$208,122	$1,011,399	$1,390	$227,154	$306,405
Investments in shares of mutual funds, at cost	$129,826	$82,539	$896,586	$240,565	$917,663	$1,488	$241,616	$306,017
Shares of mutual funds owned	4,353.35	4,150.93	55,579.39	7,925.45	79,826.29	175.90	37,733.25	33,232.67
Accumulation units outstanding	12,553.54	6,988.90	61,420.47	25,310.59	55,892.47	149.61	24,319.25	30,814.76
Accumulation unit value	$13.18	$11.26	$12.44	$8.22	$18.10	$9.29	$9.34	$9.94
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

(1) Formerly known as Global Opportunities Subaccount.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

3

COUNTRY Investors Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Federated Insurance Series*		Fidelity® Variable Insurance Products Funds*
	Prime Money Subaccount	Quality Bond Subaccount	Contrafund Subaccount	Contrafund – SC2 Subaccount	Disciplined Small Cap – SC2 Subaccount	Growth Subaccount	Growth – SC2 Subaccount	Fidelity Growth & Income Subaccount
Assets
Investments in shares of mutual funds, at fair value	$387,541	$2,662,507	$2,990,350	$4,511,062	$5,992	$415,116	$4,999	$198,711
Receivable for investments sold	381	3,713	2,870	4,345	6	397	9	193
Total assets	387,922	2,666,220	2,993,220	4,515,407	5,998	415,513	5,008	198,904
Liabilities
Payable to COUNTRY Investors Life Assurance Company	381	3,713	2,870	4,345	6	397	9	193
Net assets	$387,541	$2,662,507	$2,990,350	$4,511,062	$5,992	$415,116	$4,999	$198,711
Net assets
Accumulation units	$387,541	$2,662,507	$2,990,350	$4,511,062	$5,992	$407,516	$4,999	$198,711
Contracts in annuitization period	–	–	–	–	–	7,600	–	–
Total net assets	$387,541	$2,662,507	$2,990,350	$4,511,062	$5,992	$415,116	$4,999	$198,711
Investments in shares of mutual funds, at cost	$387,541	$2,693,807	$3,149,231	$4,103,665	$5,119	$404,426	$4,275	$213,131
Shares of mutual funds owned	387,541.32	237,511.79	129,902.27	199,251.86	546.70	11,252.80	136.86	15,783.26
Accumulation units outstanding	38,967.51	271,430.87	211,882.92	277,935.40	515.93	37,466.98	340.39	17,785.66
Accumulation unit value	$9.95	$9.81	$14.11	$16.23	$11.61	$10.88	$14.69	$11.17
Annuitized units outstanding	–	–	–	–	–	698.75	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$10.88	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

4

COUNTRY Investors Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Fidelity® Variable Insurance Products Funds*							Franklin Templeton Variable Insurance Products Trust*
	High Income – SC2 Subaccount	Index 500 Subaccount	Index 500 – SC2 Subaccount	Investment Grade Bond Subaccount	Mid-Cap – SC2 Subaccount	Overseas Subaccount	Fidelity Real Estate – SC2 Subaccount	Franklin Real Estate Subaccount
Assets
Investments in shares of mutual funds, at fair value	$1,053,457	$2,343,990	$1,838,917	$7,389,229	$1,221,185	$380,084	$809,866	$646,060
Receivable for investments sold	1,008	3,159	1,764	8,063	1,106	371	759	1,883
Total assets	1,054,465	2,347,149	1,840,681	7,397,292	1,222,291	380,455	810,625	647,943
Liabilities
Payable to COUNTRY Investors Life Assurance Company	1,008	3,159	1,764	8,063	1,106	371	759	1,883
Net assets	$1,053,457	$2,343,990	$1,838,917	$7,389,229	$1,221,185	$380,084	$809,866	$646,060
Net assets
Accumulation units	$1,053,457	$2,335,692	$1,838,917	$7,365,667	$1,221,185	$380,084	$809,866	$646,060
Contracts in annuitization period	–	8,298	–	23,562	–	–	–	–
Total net assets	$1,053,457	$2,343,990	$1,838,917	$7,389,229	$1,221,185	$380,084	$809,866	$646,060
Investments in shares of mutual funds, at cost	$1,079,104	$2,260,457	$1,703,047	$7,554,698	$1,260,872	$427,504	$659,508	$640,057
Shares of mutual funds owned	200,277.04	18,124.10	14,339.65	569,716.98	42,728.65	27,885.82	54,499.73	57,683.92
Accumulation units outstanding	61,922.71	199,323.02	120,739.86	711,343.13	75,152.97	34,395.78	34,228.01	67,103.13
Accumulation unit value	$17.01	$11.72	$15.23	$10.35	$16.25	$11.05	$23.66	$9.63
Annuitized units outstanding	–	708.17	–	2,275.52	–	–	–	–
Annuitized unit value	$–	$11.72	$–	$10.35	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

5

COUNTRY Investors Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Insurance Trust*
	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Global Bond Securities Subaccount	Templeton Growth Securities Subaccount	Intrepid Growth Subaccount	Intrepid Mid Cap Subaccount
Assets
Investments in shares of mutual funds, at fair value	$2,459,994	$248,146	$513,492	$110,953	$40,258	$161,166	$3,517	$6,575
Receivable for investments sold	2,397	246	2,421	107	39	917	3	6
Total assets	2,462,391	248,392	515,913	111,060	40,297	162,083	3,520	6,581
Liabilities
Payable to COUNTRY Investors Life Assurance Company	2,397	246	2,421	107	39	917	3	6
Net assets	$2,459,994	$248,146	$513,492	$110,953	$40,258	$161,166	$3,517	$6,575
Net assets
Accumulation units	$2,459,994	$248,146	$513,492	$110,953	$40,258	$161,166	$3,517	$6,575
Contracts in annuitization period	–	–	–	–	–	–	–	–
Total net assets	$2,459,994	$248,146	$513,492	$110,953	$40,258	$161,166	$3,517	$6,575
Investments in shares of mutual funds, at cost	$1,941,697	$210,815	$493,254	$132,423	$39,668	$153,847	$3,002	$5,198
Shares of mutual funds owned	158,402.68	12,110.61	38,263.20	7,214.13	2,218.07	15,941.20	230.78	430.89
Accumulation units outstanding	167,542.75	19,017.63	39,098.12	9,299.08	3,156.11	15,378.63	300.30	441.68
Accumulation unit value	$14.68	$13.05	$13.13	$11.93	$12.76	$10.48	$11.71	$14.89
Annuitized units outstanding	–	–	–	–	–	–	–	–
Annuitized unit value	$–	$–	$–	$–	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

6

COUNTRY Investors Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2011

	J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*
	Mid Cap Growth Subaccount	Mid-Cap Value Subaccount	Small Cap Core Subaccount	Small Cap Core – CL2 Subaccount	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at fair value	$11,145	$333,307	$379,954	$1,552,155	$5,897,134	$482,689	$1,125,072	$2,725,162
Receivable for investments sold	11	319	372	1,497	6,537	473	1,098	2,670
Total assets	11,156	333,626	380,326	1,553,652	5,903,671	483,162	1,126,170	2,727,832
Liabilities
Payable to COUNTRY Investors Life Assurance Company	11	319	372	1,497	6,537	473	1,098	2,670
Net assets	$11,145	$333,307	$379,954	$1,552,155	$5,897,134	$482,689	$1,125,072	$2,725,162
Net assets
Accumulation units	$11,145	$324,940	$379,954	$1,552,155	$5,897,134	$482,689	$1,125,072	$2,725,162
Contracts in annuitization period	–	8,367	–	–	–	–	–	–
Total net assets	$11,145	$333,307	$379,954	$1,552,155	$5,897,134	$482,689	$1,125,072	$2,725,162
Investments in shares of mutual funds, at cost	$9,471	$322,861	$294,024	$1,339,819	$5,253,364	$486,330	$1,154,910	$2,699,937
Shares of mutual funds owned	702.27	48,587.02	26,719.67	109,615.46	303,662.90	23,824.74	63,206.29	229,390.74
Accumulation units outstanding	635.02	21,878.04	29,578.73	92,177.58	494,077.49	35,812.52	83,348.42	222,694.60
Accumulation unit value	$17.55	$14.85	$12.85	$16.84	$11.94	$13.48	$13.50	$12.24
Annuitized units outstanding	–	563.38	–	–	–	–	–	–
Annuitized unit value	$–	$14.85	$–	$–	$–	$–	$–	$–

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

7

COUNTRY Investors Variable Annuity Account

Statements of Operations

Year Ended December 31, 2011, Except as Noted

	American Century Variable Portfolios, Inc.*			Calvert Variable Products, Inc.*
	Inflation Protection Bond Subaccount	Ultra Subaccount	Vista Subaccount	EAFE International Index – F Subaccount	Russell 2000 Small Cap Index Subaccount	Russell 2000 Small Cap Index – F Subaccount	S&P MidCap 400 Index Subaccount	S&P MidCap 400 Index – F Subaccount
Income:
Dividends	$44,195	$–	$–	$11,962	$2,373	$108	$2,355	$117
Expenses:
Mortality and expense risk	(11,509)	(1,897)	(745)	(8,244)	(5,957)	(415)	(4,782)	(352)
Net investment income (loss)	32,686	(1,897)	(745)	3,718	(3,584)	(307)	(2,427)	(235)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	51,905	(1,500)	(2,976)	3,738	(12,542)	1,066	2,088	949
Realized gain distributions	14,415	–	–	–	15,609	1,306	–	–
Total realized gain (loss) on investments	66,320	(1,500)	(2,976)	3,738	3,067	2,372	2,088	949
Change in unrealized appreciation/depreciation of investments	13,069	3,694	(704)	(107,513)	(27,205)	(4,369)	(7,862)	(1,980)
Net increase (decrease) in net assets from operations	$112,075	$297	$(4,425)	$(100,057)	$(27,722)	$(2,304)	$(8,201)	$(1,266)

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

8

COUNTRY Investors Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Dreyfus Variable Investment Fund*				DWS Variable Series I*	DWS Variable Series II*	Federated Insurance Series*(2)
	Appreciation Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Opportunistic Small Cap Subaccount	Global Small Cap Growth Subaccount (1)	Global Thematic Subaccount	Capital Appreciation Subaccount	Managed Volatility Subaccount
Income:
Dividends	$3,010	$1,117	$19,133	$961	$19,898	$10	$–	$–
Expenses:
Mortality and expense risk	(2,093)	(1,066)	(10,743)	(2,824)	(13,768)	(19)	(1,236)	(1,722)
Net investment income (loss)	917	51	8,390	(1,863)	6,130	(9)	(1,236)	(1,722)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(5,378)	(3,049)	(67,401)	(6,690)	74,602	1	(1,176)	(931)
Realized gain distributions	–	–	–	–	–	–	–	–
Total realized gain (loss) on investments	(5,378)	(3,049)	(67,401)	(6,690)	74,602	1	(1,176)	(931)
Change in unrealized appreciation/depreciation of investments	17,584	(524)	(86,641)	(29,078)	(204,928)	(245)	(14,462)	388
Net increase (decrease) in net assets from operations	$13,123	$(3,522)	$(145,652)	$(37,631)	$(124,196)	$(253)	$(16,874)	$(2,265)

(1) Formerly known as Global Opportunities Subaccount.

(2) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

9

COUNTRY Investors Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Federated Insurance Series*(1)		Fidelity® Variable Insurance Products Funds*
	Prime Money Subaccount	Quality Bond Subaccount	Contrafund Subaccount	Contrafund – SC2 Subaccount	Disciplined Small Cap – SC2 Subaccount	Growth Subaccount	Growth – SC2 Subaccount	Fidelity Growth & Income Subaccount
Income:
Dividends	$–	$–	$32,209	$37,669	$7	$1,613	$7	$3,652
Expenses:
Mortality and expense risk	(2,203)	(17,873)	(38,196)	(57,553)	(75)	(5,277)	(299)	(2,358)
Net investment income (loss)	(2,203)	(17,873)	(5,987)	(19,884)	(68)	(3,664)	(292)	1,294
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	–	25,592	(154,074)	182,643	112	2,122	5,432	(3,248)
Realized gain distributions	–	–	–	–	–	1,531	65	–
Total realized gain (loss) on investments	–	25,592	(154,074)	182,643	112	3,653	5,497	(3,248)
Change in unrealized appreciation/depreciation of investments	–	(31,300)	51,866	(343,270)	(184)	(2,856)	(4,800)	3,038
Net increase (decrease) in net assets from operations	$(2,203)	$(23,581)	$(108,195)	$(180,511)	$(140)	$(2,867)	$405	$1,084

(1) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

10

COUNTRY Investors Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Fidelity® Variable Insurance Products Funds*							Franklin Templeton Variable Insurance Products Trust*
	High Income – SC2 Subaccount	Index 500 Subaccount	Index 500 – SC2 Subaccount	Investment Grade Bond Subaccount (1)	Mid-Cap – SC2 Subaccount	Overseas Subaccount	Fidelity Real Estate – SC2 Subaccount	Franklin Real Estate Subaccount
Income:
Dividends	$72,647	$47,421	$32,751	$236,268	$299	$6,317	$7,475	$54,729
Expenses:
Mortality and expense risk	(12,708)	(23,580)	(21,944)	(35,815)	(16,726)	(5,691)	(9,800)	(8,369)
Net investment income (loss)	59,939	23,841	10,807	200,453	(16,427)	626	(2,325)	46,360
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	6,941	(100,204)	13,973	4,402	(11,143)	(32,713)	32,942	(50,736)
Realized gain distributions	–	40,933	42,793	72,909	2,353	965	–	–
Total realized gain (loss) on investments	6,941	(59,271)	56,766	77,311	(8,790)	(31,748)	32,942	(50,736)
Change in unrealized appreciation/depreciation of investments	(40,674)	120,748	(50,025)	(165,469)	(143,886)	(55,520)	24,067	(43,166)
Net increase (decrease) in net assets from operations	$26,206	$85,318	$17,548	$112,295	$(169,103)	$(86,642)	$54,684	$(47,542)

(1) Period from May 2, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

11

COUNTRY Investors Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Insurance Trust*
	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Global Bond Securities Subaccount	Templeton Growth Securities Subaccount	Intrepid Growth Subaccount	Intrepid Mid Cap Subaccount
Income:
Dividends	$18,101	$–	$16,578	$2,673	$2,269	$2,812	$49	$57
Expenses:
Mortality and expense risk	(30,965)	(3,393)	(6,185)	(1,341)	(475)	(2,567)	(56)	(80)
Net investment income (loss)	(12,864)	(3,393)	10,393	1,332	1,794	245	(7)	(23)
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(8,557)	(4,572)	1,293	(1,327)	373	(42,675)	255	127
Realized gain distributions	–	–	–	–	263	–	–	–
Total realized gain (loss) on investments	(8,557)	(4,572)	1,293	(1,327)	636	(42,675)	255	127
Change in unrealized appreciation/depreciation of investments	(105,247)	(7,205)	11,124	(2,460)	(3,322)	28,269	(226)	(279)
Net increase (decrease) in net assets from operations	$(126,668)	$(15,170)	$22,810	$(2,455)	$(892)	$(14,161)	$22	$(175)

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

12

COUNTRY Investors Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2011, Except as Noted

	J.P. Morgan Insurance Trust*				T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*
	Mid Cap Growth Subaccount	Mid-Cap Value Subaccount	Small Cap Core Subaccount	Small Cap Core – CL2 Subaccount	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$–	$4,847	$492	$–	$106,542	$1,092	$23,757	$47,495
Expenses:
Mortality and expense risk	(142)	(4,352)	(4,887)	(19,997)	(71,888)	(5,926)	(13,848)	(36,499)
Net investment income (loss)	(142)	495	(4,395)	(19,997)	34,654	(4,834)	9,909	10,996
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	356	(9,015)	19,153	77,869	(98,546)	4,487	(17,986)	105,822
Realized gain distributions	–	–	–	–	–	38,002	–	–
Total realized gain (loss) on investments	356	(9,015)	19,153	77,869	(98,546)	42,489	(17,986)	105,822
Change in unrealized appreciation/depreciation of investments	(996)	11,617	(39,977)	(153,742)	(46,553)	(47,933)	(7,050)	(560,962)
Net increase (decrease) in net assets from operations	$(782)	$3,097	$(25,219)	$(95,870)	$(110,445)	$(10,278)	$(15,127)	$(444,144)

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

13

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets

	American Century Variable Portfolios, Inc.*						Calvert Variable Products, Inc.*
	Inflation Protection Bond Subaccount		Ultra Subaccount		Vista Subaccount		EAFE International Index – F Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$32,686	$6,139	$(1,897)	$(1,326)	$(745)	$(713)	$3,718	$143
Net realized gain (loss) on investments	66,320	21,789	(1,500)	(12,823)	(2,976)	(4,676)	3,738	81,202
Change in unrealized appreciation/ depreciation of investments	13,069	10,753	3,694	38,577	(704)	18,696	(107,513)	(24,234)
Net increase (decrease) in net assets from operations	112,075	38,681	297	24,428	(4,425)	13,307	(100,057)	57,111
Contract transactions:
Transfers of net premiums	32,719	532,205	1,451	1,596	400	9,517	21,294	459,032
Transfers of surrenders and death benefits	(58,525)	(32,579)	(5,177)	(83,290)	(9,200)	(6,330)	(39,162)	(26,504)
Transfers of administrative and other charges	(3,911)	(2,375)	(273)	(321)	(178)	(164)	(3,306)	(2,511)
Transfers between subaccounts, including Declared Interest Option account	(550,877)	23,164	(16,326)	3,727	(10,556)	1,293	20,734	(398,206)
Net increase (decrease) in net assets from contract transactions	(580,594)	520,415	(20,325)	(78,288)	(19,534)	4,316	(440)	31,811
Total increase (decrease) in net assets	(468,519)	559,096	(20,028)	(53,860)	(23,959)	17,623	(100,497)	88,922
Net assets at beginning of year	1,127,195	568,099	160,645	214,505	72,330	54,707	712,846	623,924
Net assets at end of year	$658,676	$1,127,195	$140,617	$160,645	$48,371	$72,330	$612,349	$712,846

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

14

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Calvert Variable Products, Inc.*
	Russell 2000 Small Cap Index Subaccount		Russell 2000 Small Cap Index – F Subaccount		S&P MidCap 400 Index Subaccount		S&P MidCap 400 Index – F Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(3,584)	$(3,501)	$(307)	$(204)	$(2,427)	$(1,746)	$(235)	$(104)
Net realized gain (loss) on investments	3,067	(39,220)	2,372	496	2,088	(7,618)	949	117
Change in unrealized appreciation/ depreciation of investments	(27,205)	156,722	(4,369)	5,539	(7,862)	100,704	(1,980)	4,391
Net increase (decrease) in net assets from operations	(27,722)	114,001	(2,304)	5,831	(8,201)	91,340	(1,266)	4,404
Contract transactions:
Transfers of net premiums	10,837	6,939	1,100	14,498	365	3,358	200	5,284
Transfers of surrenders and death benefits	(58,144)	(85,800)	–	(761)	(18,163)	(48,514)	(1,753)	–
Transfers of administrative and other charges	(706)	(776)	(77)	(46)	(475)	(543)	(64)	(9)
Transfers between subaccounts, including Declared Interest Option account	(24,378)	(31,831)	2,600	911	(88,331)	(16,616)	2,912	10,426
Net increase (decrease) in net assets from contract transactions	(72,391)	(111,468)	3,623	14,602	(106,604)	(62,315)	1,295	15,701
Total increase (decrease) in net assets	(100,113)	2,533	1,319	20,433	(114,805)	29,025	29	20,105
Net assets at beginning of year	534,804	532,271	35,099	14,666	441,408	412,383	29,088	8,983
Net assets at end of year	$434,691	$534,804	$36,418	$35,099	$326,603	$441,408	$29,117	$29,088

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

15

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Dreyfus Variable Investment Fund*
	Appreciation Subaccount		Dreyfus Growth & Income Subaccount		International Equity Subaccount		Opportunistic Small Cap Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$917	$2,297	$51	$(26)	$8,390	$5,345	$(1,863)	$(1,008)
Net realized gain (loss) on investments	(5,378)	(33,942)	(3,049)	(11,434)	(67,401)	(95,401)	(6,690)	(27,681)
Change in unrealized appreciation/ depreciation of investments	17,584	52,446	(524)	26,035	(86,641)	170,487	(29,078)	83,732
Net increase (decrease) in net assets from operations	13,123	20,801	(3,522)	14,575	(145,652)	80,431	(37,631)	55,043
Contract transactions:
Transfers of net premiums	1,770	3,585	127	488	16,461	37,877	5,223	9,949
Transfers of surrenders and death benefits	(19,728)	(28,669)	(9,458)	(27,567)	(64,959)	(102,194)	(13,335)	(15,049)
Transfers of administrative and other charges	(246)	(268)	(166)	(181)	(1,589)	(1,877)	(399)	(411)
Transfers between subaccounts, including Declared Interest Option account	1,313	(60,899)	(318)	407	(27,862)	(52,192)	6,948	(14,387)
Net increase (decrease) in net assets from contract transactions	(16,891)	(86,251)	(9,815)	(26,853)	(77,949)	(118,386)	(1,563)	(19,898)
Total increase (decrease) in net assets	(3,768)	(65,450)	(13,337)	(12,278)	(223,601)	(37,955)	(39,194)	35,145
Net assets at beginning of year	169,195	234,645	92,039	104,317	987,818	1,025,773	247,316	212,171
Net assets at end of year	$165,427	$169,195	$78,702	$92,039	$764,217	$987,818	$208,122	$247,316

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

16

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets (continued)

	DWS Variable Series I*		DWS Variable Series II*		Federated Insurance Series*
	Global Small Cap Growth Subaccount (1)		Global Thematic Subaccount		Capital Appreciation Subaccount	Managed Volatility Subaccount
	Year Ended December 31		Year Ended December 31		Year ended December 31 Except as Noted	Year ended December 31 Except as Noted
	2011	2010	2011	2010	2011 (2)	2011 (2)
Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,130	$(7,125)	$(9)	$–	$(1,236)	$(1,722)
Net realized gain (loss) on investments	74,602	25,582	1	–	(1,176)	(931)
Change in unrealized appreciation/ depreciation of investments	(204,928)	218,089	(245)	147	(14,462)	388
Net increase (decrease) in net assets from operations	(124,196)	236,546	(253)	147	(16,874)	(2,265)
Contract transactions:
Transfers of net premiums	31,610	375,670	–	–	9,302	5,558
Transfers of surrenders and death benefits	(65,622)	(33,881)	–	–	(7,202)	(29,093)
Transfers of administrative and other charges	(5,757)	(2,633)	(2)	–	(150)	(183)
Transfers between subaccounts, including Declared Interest Option account	(58,407)	218,526	–	1,498	242,078	332,388
Net increase (decrease) in net assets from contract transactions	(98,176)	557,682	(2)	1,498	244,028	308,670
Total increase (decrease) in net assets	(222,372)	794,228	(255)	1,645	227,154	306,405
Net assets at beginning of year	1,233,771	439,543	1,645	–	–	–
Net assets at end of year	$1,011,399	$1,233,771	$1,390	$1,645	$227,154	$306,405

(1) Formerly known as Global Opportunities Subaccount.

(2) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

17

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Federated Insurance Series*		Fidelity® Variable Insurance Products Funds*
	Prime Money Subaccount	Quality Bond Subaccount	Contrafund Subaccount		Contrafund – SC2 Subaccount
	Year ended December 31 Except as Noted	Year ended December 31 Except as Noted	Year Ended December 31		Year Ended December 31
	2011 (1)	2011 (1)	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,203)	$(17,873)	$(5,987)	$2,333	$(19,884)	$10,468
Net realized gain (loss) on investments	–	25,592	(154,074)	(320,967)	182,643	79,403
Change in unrealized appreciation/ depreciation of investments	–	(31,300)	51,866	767,304	(343,270)	542,397
Net increase (decrease) in net assets from operations	(2,203)	(23,581)	(108,195)	448,670	(180,511)	632,268
Contract transactions:
Transfers of net premiums	350	15,588	54,772	75,988	140,558	1,277,637
Transfers of surrenders and death benefits	(4,955)	(143,683)	(250,047)	(432,170)	(262,237)	(101,291)
Transfers of administrative and other charges	(155)	(1,844)	(5,109)	(5,120)	(22,856)	(8,176)
Transfers between subaccounts, including Declared Interest Option account	394,504	2,816,027	(37,191)	86,433	(114,245)	1,926,558
Net increase (decrease) in net assets from contract transactions	389,744	2,686,088	(237,575)	(274,869)	(258,780)	3,094,728
Total increase (decrease) in net assets	387,541	2,662,507	(345,770)	173,801	(439,291)	3,726,996
Net assets at beginning of year	–	–	3,336,120	3,162,319	4,950,353	1,223,357
Net assets at end of year	$387,541	$2,662,507	$2,990,350	$3,336,120	$4,511,062	$4,950,353

(1) Period from July 15, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

18

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Fidelity® Variable Insurance Products Funds*
	Disciplined Small Cap – SC2 Subaccount		Growth Subaccount		Growth – SC2 Subaccount		Fidelity Growth & Income Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(68)	$(29)	$(3,664)	$(3,784)	$(292)	$(171)	$1,294	$(805)
Net realized gain (loss) on investments	112	64	3,653	(5,009)	5,497	111	(3,248)	(3,705)
Change in unrealized appreciation/ depreciation of investments	(184)	1,057	(2,856)	96,484	(4,800)	5,268	3,038	28,025
Net increase (decrease) in net assets from operations	(140)	1,092	(2,867)	87,691	405	5,208	1,084	23,515
Contract transactions:
Transfers of net premiums	–	4,302	4,420	12,816	737	2,881	5,557	2,575
Transfers of surrenders and death benefits	(292)	–	(27,596)	(58,844)	(1,200)	–	(10,287)	(8,414)
Transfers of administrative and other charges	(12)	–	(655)	(681)	(26)	(11)	(351)	(344)
Transfers between subaccounts, including Declared Interest Option account	(25)	1,067	(11,282)	4,598	(22,736)	17,919	4,893	4,000
Net increase (decrease) in net assets from contract transactions	(329)	5,369	(35,113)	(42,111)	(23,225)	20,789	(188)	(2,183)
Total increase (decrease) in net assets	(469)	6,461	(37,980)	45,580	(22,820)	25,997	896	21,332
Net assets at beginning of year	6,461	–	453,096	407,516	27,819	1,822	197,815	176,483
Net assets at end of year	$5,992	$6,461	$415,116	$453,096	$4,999	$27,819	$198,711	$197,815

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

19

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Fidelity® Variable Insurance Products Funds*
	High Income – SC2 Subaccount		Index 500 Subaccount		Index 500 – SC2 Subaccount		Investment Grade Bond Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year ended December 31 Except as Noted
	2011	2010	2011	2010	2011	2010	2011 (1)
Increase (decrease) in net assets from operations:
Net investment income (loss)	$59,939	$66,412	$23,841	$10,446	$10,807	$6,563	$200,453
Net realized gain (loss) on investments	6,941	73,471	(59,271)	(103,593)	56,766	239,701	77,311
Change in unrealized appreciation/ depreciation of investments	(40,674)	(31,709)	120,748	309,337	(50,025)	(23,481)	(165,469)
Net increase (decrease) in net assets from operations	26,206	108,174	85,318	216,190	17,548	222,783	112,295
Contract transactions:
Transfers of net premiums	36,294	483,390	26,529	43,703	65,131	1,028,102	70,116
Transfers of surrenders and death benefits	(60,029)	(29,012)	(145,832)	(142,849)	(99,967)	(60,624)	(242,227)
Transfers of administrative and other charges	(4,595)	(2,375)	(2,875)	(3,024)	(8,399)	(5,980)	(10,490)
Transfers between subaccounts, including Declared Interest Option account	13,164	(90,594)	634,847	(257,264)	50,189	(816,452)	7,459,535
Net increase (decrease) in net assets from contract transactions	(15,166)	361,409	512,669	(359,434)	6,954	145,046	7,276,934
Total increase (decrease) in net assets	11,040	469,583	597,987	(143,244)	24,502	367,829	7,389,229
Net assets at beginning of year	1,042,417	572,834	1,746,003	1,889,247	1,814,415	1,446,586	–
Net assets at end of year	$1,053,457	$1,042,417	$2,343,990	$1,746,003	$1,838,917	$1,814,415	$7,389,229

(1) Period from May 2, 2011 (date operations commenced) through December 31, 2011.

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

20

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Fidelity® Variable Insurance Products Funds*						Franklin Templeton Variable Insurance Products Trust*
	Mid-Cap – SC2 Subaccount		Overseas Subaccount		Fidelity Real Estate – SC2 Subaccount		Franklin Real Estate Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(16,427)	$(14,692)	$626	$927	$(2,325)	$217	$46,360	$13,437
Net realized gain (loss) on investments	(8,790)	(34,840)	(31,748)	(44,639)	32,942	250,290	(50,736)	(319,813)
Change in unrealized appreciation/ depreciation of investments	(143,886)	381,332	(55,520)	101,589	24,067	(35,255)	(43,166)	439,889
Net increase (decrease) in net assets from operations	(169,103)	331,800	(86,642)	57,877	54,684	215,252	(47,542)	133,513
Contract transactions:
Transfers of net premiums	18,870	43,901	13,930	14,357	27,208	413,971	17,262	17,458
Transfers of surrenders and death benefits	(109,829)	(103,932)	(71,578)	(44,978)	(50,971)	(24,390)	(67,622)	(87,010)
Transfers of administrative and other charges	(2,234)	(2,402)	(778)	(853)	(3,613)	(2,489)	(1,152)	(1,354)
Transfers between subaccounts, including Declared Interest Option account	(28,220)	(76,269)	(15,523)	(10,774)	(28,239)	(364,964)	17,379	(121,259)
Net increase (decrease) in net assets from contract transactions	(121,413)	(138,702)	(73,949)	(42,248)	(55,615)	22,128	(34,133)	(192,165)
Total increase (decrease) in net assets	(290,516)	193,098	(160,591)	15,629	(931)	237,380	(81,675)	(58,652)
Net assets at beginning of year	1,511,701	1,318,603	540,675	525,046	810,797	573,417	727,735	786,387
Net assets at end of year	$1,221,185	$1,511,701	$380,084	$540,675	$809,866	$810,797	$646,060	$727,735

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

21

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Franklin Templeton Variable Insurance Products Trust*
	Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount		Mutual Shares Securities Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(12,864)	$(9,412)	$(3,393)	$(3,318)	$10,393	$9,386	$1,332	$404
Net realized gain (loss) on investments	(8,557)	(95,148)	(4,572)	(9,467)	1,293	26,501	(1,327)	(5,143)
Change in unrealized appreciation/ depreciation of investments	(105,247)	670,299	(7,205)	78,451	11,124	(11,717)	(2,460)	15,493
Net increase (decrease) in net assets from operations	(126,668)	565,739	(15,170)	65,666	22,810	24,170	(2,455)	10,754
Contract transactions:
Transfers of net premiums	59,691	613,718	983	2,322	10,389	22,752	3,030	730
Transfers of surrenders and death benefits	(195,420)	(130,819)	(9,317)	(20,197)	(30,417)	(434,529)	(5,631)	(18,730)
Transfers of administrative and other charges	(9,605)	(5,425)	(358)	(379)	(417)	(512)	(207)	(198)
Transfers between subaccounts, including Declared Interest Option account	(48,659)	171,398	(38,394)	(5,670)	23,276	10,179	2,081	(108)
Net increase (decrease) in net assets from contract transactions	(193,993)	648,872	(47,086)	(23,924)	2,831	(402,110)	(727)	(18,306)
Total increase (decrease) in net assets	(320,661)	1,214,611	(62,256)	41,742	25,641	(377,940)	(3,182)	(7,552)
Net assets at beginning of year	2,780,655	1,566,044	310,402	268,660	487,851	865,791	114,135	121,687
Net assets at end of year	$2,459,994	$2,780,655	$248,146	$310,402	$513,492	$487,851	$110,953	$114,135

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

22

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Insurance Trust*
	Templeton Global Bond Securities Subaccount		Templeton Growth Securities Subaccount		Intrepid Growth Subaccount		Intrepid Mid Cap Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,794	$92	$245	$373	$(7)	$(11)	$(23)	$8
Net realized gain (loss) on investments	636	258	(42,675)	(47,167)	255	1	127	404
Change in unrealized appreciation/ depreciation of investments	(3,322)	3,134	28,269	60,486	(226)	678	(279)	603
Net increase (decrease) in net assets from operations	(892)	3,484	(14,161)	13,692	22	668	(175)	1,015
Contract transactions:
Transfers of net premiums	1,580	11,759	3,048	3,439	–	186	240	390
Transfers of surrenders and death benefits	(655)	–	(62,925)	(45,058)	(1,705)	–	–	(1,114)
Transfers of administrative and other charges	(34)	(3)	(261)	(308)	(3)	–	(21)	(29)
Transfers between subaccounts, including Declared Interest Option account	2,476	11,036	(26,662)	(28,873)	–	–	483	(9)
Net increase (decrease) in net assets from contract transactions	3,367	22,792	(86,800)	(70,800)	(1,708)	186	702	(762)
Total increase (decrease) in net assets	2,475	26,276	(100,961)	(57,108)	(1,686)	854	527	253
Net assets at beginning of year	37,783	11,507	262,127	319,235	5,203	4,349	6,048	5,795
Net assets at end of year	$40,258	$37,783	$161,166	$262,127	$3,517	$5,203	$6,575	$6,048

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

23

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets (continued)

	J.P. Morgan Insurance Trust*
	Mid Cap Growth Subaccount		Mid-Cap Value Subaccount		Small Cap Core Subaccount		Small Cap Core – CL2 Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(142)	$(186)	$495	$228	$(4,395)	$(4,819)	$(19,997)	$(15,384)
Net realized gain (loss) on investments	356	2,145	(9,015)	(24,472)	19,153	(42,452)	77,869	98,251
Change in unrealized appreciation/ depreciation of investments	(996)	1,268	11,617	100,291	(39,977)	140,333	(153,742)	247,345
Net increase (decrease) in net assets from operations	(782)	3,227	3,097	76,047	(25,219)	93,062	(95,870)	330,212
Contract transactions:
Transfers of net premiums	615	3,754	3,754	4,631	9,703	20,914	47,357	656,757
Transfers of surrenders and death benefits	–	(10,188)	(34,646)	(41,569)	(57,017)	(36,058)	(93,968)	(44,152)
Transfers of administrative and other charges	(18)	(13)	(604)	(711)	(790)	(848)	(8,215)	(3,976)
Transfers between subaccounts, including Declared Interest Option account	(1,099)	1,358	(24,612)	(46,545)	22,923	(32,336)	(62,795)	76,709
Net increase (decrease) in net assets from contract transactions	(502)	(5,089)	(56,108)	(84,194)	(25,181)	(48,328)	(117,621)	685,338
Total increase (decrease) in net assets	(1,284)	(1,862)	(53,011)	(8,147)	(50,400)	44,734	(213,491)	1,015,550
Net assets at beginning of year	12,429	14,291	386,318	394,465	430,354	385,620	1,765,646	750,096
Net assets at end of year	$11,145	$12,429	$333,307	$386,318	$379,954	$430,354	$1,552,155	$1,765,646

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

24

COUNTRY Investors Variable Annuity Account

Statements of Changes in Net Assets (continued)

	T Rowe Price Equity Series, Inc.*						T Rowe Price International Series, Inc.*
	Equity Income Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2011	2010	2011	2010	2011	2010	2011	2010
Increase (decrease) in net assets from operations:
Net investment income (loss)	$34,654	$38,787	$(4,834)	$(4,508)	$9,909	$13,783	$10,996	$1,086
Net realized gain (loss) on investments	(98,546)	(128,033)	42,489	12,021	(17,986)	(47,369)	105,822	(54,620)
Change in unrealized appreciation/ depreciation of investments	(46,553)	773,037	(47,933)	70,583	(7,050)	174,828	(560,962)	433,066
Net increase (decrease) in net assets from operations	(110,445)	683,791	(10,278)	78,096	(15,127)	141,242	(444,144)	379,532
Contract transactions:
Transfers of net premiums	157,478	1,237,242	12,944	42,245	19,746	40,499	84,287	785,664
Transfers of surrenders and death benefits	(380,317)	(231,475)	(39,142)	(47,579)	(117,022)	(139,329)	(185,553)	(136,206)
Transfers of administrative and other charges	(23,020)	(10,243)	(926)	(866)	(1,374)	(1,421)	(12,190)	(5,733)
Transfers between subaccounts, including Declared Interest Option account	139,336	1,763,879	27,007	(3,127)	7,872	(74,573)	121,411	813,503
Net increase (decrease) in net assets from contract transactions	(106,523)	2,759,403	(117)	(9,327)	(90,778)	(174,824)	7,955	1,457,228
Total increase (decrease) in net assets	(216,968)	3,443,194	(10,395)	68,769	(105,905)	(33,582)	(436,189)	1,836,760
Net assets at beginning of year	6,114,102	2,670,908	493,084	424,315	1,230,977	1,264,559	3,161,351	1,324,591
Net assets at end of year	$5,897,134	$6,114,102	$482,689	$493,084	$1,125,072	$1,230,977	$2,725,162	$3,161,351

* Fund family name provided for clarity. Please see Note 1.

See accompanying notes.

25

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies

Organization

COUNTRY Investors Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by COUNTRY Investors Life Assurance Company (the Company) in 2002, and exists in accordance with the rules and regulations of the Illinois Department of Insurance. The Account is a funding vehicle for individual flexible premium deferred variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account invests in forty-eight investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:

Inflation Protection Bond	VP Inflation Protection Bond Fund

Ultra	VP Ultra® Fund

Vista	VP VistaSM Fund

Calvert Variable Products, Inc.:

EAFE International Index – F	EAFE International Index Portfolio – Class F

Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio

Russell 2000 Small Cap Index – F	Russell 2000 Small Cap Index Portfolio – Class F

S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio

S&P MidCap 400 Index – F	S&P MidCap 400 Index Portfolio – Class F

Dreyfus Variable Investment Fund:

Appreciation	VIF Appreciation Portfolio – Initial Class

Dreyfus Growth & Income	VIF Growth and Income Portfolio – Initial Class

International Equity	VIF International Equity Portfolio – Initial Class

Opportunistic Small Cap	VIF Opportunistic Small Cap Portfolio – Initial Class

DWS Variable Series I:

Global Small Cap Growth (2)	DWS Global Small Cap Growth VIP – Class A (2)

DWS Variable Series II:

Global Thematic	DWS Global Thematic VIP – Class A

Federated Insurance Series: (3)

Capital Appreciation (4)	Federated Capital Appreciation Fund II – Primary Shares

Managed Volatility (4)(5)	Federated Managed Volatility Fund II (5)

Prime Money (4)	Federated Prime Money Fund II

Quality Bond (4)	Federated Quality Bond Fund II – Primary Shares

26

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of
Fidelity® Variable Insurance Products Funds:

Contrafund	VIP Contrafund® Portfolio – Initial Class

Contrafund – SC2	VIP Contrafund® Portfolio – Service Class 2

Disciplined Small Cap – SC2	VIP Disciplined Small Cap – Service Class 2

Growth	VIP Growth Portfolio – Initial Class

Growth – SC2	VIP Growth Portfolio – Service Class 2

Fidelity Growth & Income	VIP Growth & Income Portfolio – Initial Class

High Income – SC2	VIP High Income Portfolio – Service Class 2

Index 500 (1)	VIP Index 500 Portfolio – Initial Class

Index 500 – SC2	VIP Index 500 Portfolio – Service Class 2

Investment Grade Bond (1)(6)	VIP Investment Grade Bond Portfolio – Initial Class

Mid-Cap – SC2	VIP Mid Cap Portfolio – Service Class 2

Overseas	VIP Overseas Portfolio – Initial Class

Fidelity Real Estate – SC2	VIP Real Estate Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Real Estate	Franklin Global Real Estate Securities Fund – Class 2

Franklin Small Cap Value Securities	Franklin Small Cap Value Securities Fund – Class 2

Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth Securities Fund – Class 2

Franklin U.S. Government	Franklin U.S. Government Fund – Class 2

Mutual Shares Securities	Mutual Shares Securities Fund – Class 2

Templeton Global Bond Securities	Templeton Global Bond Securities Fund – Class 2

Templeton Growth Securities	Templeton Growth Securities Fund – Class 2

J.P. Morgan Insurance Trust:

Intrepid Growth	Intrepid Growth Portfolio – Class 1

Intrepid Mid Cap	Intrepid Mid Cap Portfolio – Class 1

Mid Cap Growth	Mid Cap Growth Portfolio – Class 1

Mid-Cap Value	Mid Cap Value Portfolio – Class 1

Small Cap Core	Small Cap Core Portfolio – Class 1

Small Cap Core – CL2	Small Cap Core Portfolio – Class 2

T. Rowe Price Equity Series, Inc.:

Equity Income	Equity Income Portfolio

New America Growth	New America Growth Portfolio

Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.:

International Stock	International Stock Portfolio

(1)  The Board of Trustees for COUNTRY Mutual Funds Trust voted to close the COUNTRY VP Bond Fund and the COUNTRY VP Growth Fund to new investments, effective April 29, 2011, and adopted a plan to liquidate and dissolve the Funds on or before June 30, 2012 (the Liquidation Date). The decision to close and liquidate funds required the Company to transfer accumulated contract value invested into alternative investment options available under the contracts prior to the Liquidation Date. The Company identified the Fidelity VIP Investment Grade Bond Portfolio and Fidelity VIP Index 500 Portfolio as alternative investment options. The funds were transferred to the alternate investment options on August 18, 2011. In turn, the Bond Subaccount and the Growth Subaccount, which invest in the COUNTRY VP Bond Fund and COUNTRY VP Growth Fund, respectively, stopped being available August 18, 2011.

(2)  Formerly DWS Global Opportunities VIP – Class A. Effective May 2, 2011, the fund's name changed.

(3)  Effective July 15, 2011, the portfolios of the EquiTrust Variable Insurance Series Fund merged with and into comparable portfolios of the Federated Insurance Series. On that date, the assets of each portfolio of the EquiTrust Variable Insurance

27

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Series Fund were transferred to a comparable portfolio of the Federated Insurance Series and each portfolio of the EquiTrust Variable Insurance Series Fund ceased to exist. The assets of the EquiTrust Variable Insurance Series Fund portfolios were transferred as follows: (a) from the Value Growth and Blue Chip Portfolios to the Federated Capital Appreciation Fund II; (b) from the Strategic Yield and High Grade Bond Portfolios to the Federated Quality Bond Fund II; (c) from the Managed Portfolio to the Federated Capital Income Fund II; and (d) from the Money Market Portfolio to the Federated Prime Money Fund II. Subaccounts that had invested in the EquiTrust Variable Insurance Series Fund Portfolios ceased to exist as money transferred into subaccounts invested in the comparable portfolios of the Federated Insurance Series.

(4)  Subaccount commenced operations on July 15, 2011.

(5)  Formerly Federated Capital Income Fund II. Effective December 2, 2011, the fund's name changed.

(6)  Subaccount commenced operations on May 2, 2011.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account's investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account's own assumptions in determining the fair value of the investments)

At December 31, 2011, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Contracts in Annuitization Period

Net assets allocated to contracts in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

28

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account's financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From COUNTRY Investors Life Assurance Company

The amounts due to or from COUNTRY Investors Life Assurance Company represent investment purchases and redemptions that have not been remitted to the Account.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.20% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

Administrative Charge: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest account.

Surrender Charge: A surrender charge is imposed in the event of a full or partial surrender during the first seven contract years. The amount charged is 7% of the amount surrendered during the first three contract years and declines by 1% in each of the next three contract years and by 2% in the seventh year. In each contract year after the first contract year, no surrender charge is deducted on annual withdrawals up to 10% of the accumulated value as of the most recent contract anniversary. After seven full contract years, no surrender charge is deducted.

Transfer Charge: A transfer charge of $10 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one contract year.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

29

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2011:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolios, Inc.:
Inflation Protection Bond	$156,258	$689,751
Ultra	1,457	23,679
Vista	518	20,797
Calvert Variable Products, Inc.:
EAFE International Index – F	60,404	57,126
Russell 2000 Small Cap Index	52,235	112,601
Russell 2000 Small Cap Index – F	7,639	3,017
S&P MidCap 400 Index	21,632	130,663
S&P MidCap 400 Index – F	5,069	4,009
Dreyfus Variable Investment Fund:
Appreciation	13,655	29,629
Dreyfus Growth & Income	1,227	10,991
International Equity	68,328	137,887
Opportunistic Small Cap	17,685	21,111
DWS Variable Series I:
Global Small Cap Growth	72,749	164,795
DWS Variable Series II:
Global Thematic	10	21
Federated Insurance Series:
Capital Appreciation	254,804	12,012
Managed Volatility	339,023	32,075
Prime Money	425,529	37,988
Quality Bond	8,196,132	5,527,917
Fidelity® Variable Insurance Products Funds:
Contrafund	174,478	418,040
Contrafund – SC2	226,138	504,802
Disciplined Small Cap – SC2	349	746
Growth	12,540	49,786
Growth – SC2	797	24,249
Fidelity Growth & Income	19,968	18,862
High Income – SC2	146,529	101,756
Index 500	906,516	329,073
Index 500 – SC2	226,930	166,376
Investment Grade Bond	8,233,610	683,314
Mid-Cap – SC2	51,419	186,906
Overseas	50,057	122,415
Fidelity Real Estate – SC2	51,426	109,366

30

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	$106,938	$94,711
Franklin Small Cap Value Securities	152,136	358,993
Franklin Small-Mid Cap Growth Securities	11,476	61,955
Franklin U.S. Government	77,095	63,871
Mutual Shares Securities	7,841	7,236
Templeton Global Bond Securities	7,434	2,010
Templeton Growth Securities	21,247	107,802
J.P. Morgan Insurance Trust:
Intrepid Growth	49	1,764
Intrepid Mid Cap	1,011	332
Mid Cap Growth	616	1,260
Mid-Cap Value	8,643	64,256
Small Cap Core	59,359	88,935
Small Cap Core – CL2	87,178	224,796
T. Rowe Price Equity Series, Inc.:
Equity Income	467,131	539,000
New America Growth	82,772	49,721
Personal Strategy Balanced	94,820	175,689
T. Rowe Price International Series, Inc.:
International Stock	270,142	251,191

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2011 and 2010:

	Period Ended December 31,
	2011			2010
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
Inflation Protection Bond	8,251	54,538	(46,287)	72,049	25,492	46,557
Ultra	130	1,993	(1,863)	763	8,774	(8,011)
Vista	40	1,606	(1,566)	1,121	683	438
Calvert Variable Products, Inc.:
EAFE International Index – F	3,353	3,451	(98)	54,957	51,139	3,818
Russell 2000 Small Cap Index	2,757	8,326	(5,569)	517	10,391	(9,874)
Russell 2000 Small Cap Index – F	315	128	187	941	89	852
S&P MidCap 400 Index	1,310	8,346	(7,036)	613	5,510	(4,897)
S&P MidCap 400 Index – F	317	243	74	1,241	47	1,194
Dreyfus Variable Investment Fund:
Appreciation	865	2,144	(1,279)	994	9,020	(8,026)
Dreyfus Growth & Income	9	872	(863)	85	2,662	(2,577)
International Equity	3,513	9,031	(5,518)	7,848	16,478	(8,630)
Opportunistic Small Cap	1,780	2,077	(297)	3,516	6,378	(2,862)

31

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31,
	2011			2010
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
DWS Variable Series I:
Global Small Cap Growth	2,650	7,470	(4,820)	36,116	2,470	33,646
DWS Variable Series II:
Global Thematic	–	–	–	150	–	150
Federated Insurance Series:
Capital Appreciation	25,506	1,187	24,319	–	–	–
Managed Volatility	33,950	3,135	30,815	–	–	–
Prime Money	42,554	3,586	38,968	–	–	–
Quality Bond	820,043	548,612	271,431	–	–	–
Fidelity® Variable Insurance Products Funds:
Contrafund	9,694	25,523	(15,829)	22,223	44,502	(22,279)
Contrafund – SC2	11,215	26,314	(15,099)	220,128	10,757	209,371
Disciplined Small Cap – SC2	31	56	(25)	578	37	541
Growth	791	3,878	(3,087)	1,735	6,005	(4,270)
Growth – SC2	47	1,578	(1,531)	1,722	1	1,721
Fidelity Growth & Income	1,495	1,489	6	965	1,188	(223)
High Income – SC2	4,358	5,236	(878)	45,398	21,363	24,035
Index 500	76,266	26,491	49,775	9,813	44,330	(34,517)
Index 500 – SC2	10,336	9,432	904	116,227	104,696	11,531
Investment Grade Bond	776,864	63,245	713,619	–	–	–
Mid-Cap – SC2	2,678	9,484	(6,806)	2,763	11,628	(8,865)
Overseas	3,364	9,023	(5,659)	2,791	6,207	(3,416)
Fidelity Real Estate – SC2	1,951	4,230	(2,279)	30,828	27,510	3,318
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	4,984	8,360	(3,376)	2,146	22,707	(20,561)
Franklin Small Cap Value Securities	9,095	21,683	(12,588)	70,675	19,074	51,601
Franklin Small-Mid Cap Growth Securities	825	4,181	(3,356)	517	2,564	(2,047)
Franklin U.S. Government	4,760	4,455	305	4,223	37,056	(32,833)
Mutual Shares Securities	417	473	(56)	230	1,833	(1,603)
Templeton Global Bond Securities	367	113	254	1,997	94	1,903
Templeton Growth Securities	1,564	9,181	(7,617)	828	7,548	(6,720)
J.P. Morgan Insurance Trust:
Intrepid Growth	–	147	(147)	18	–	18
Intrepid Mid Cap	62	15	47	45	97	(52)
Mid Cap Growth	33	55	(22)	399	680	(281)
Mid-Cap Value	254	4,075	(3,821)	539	6,989	(6,450)
Small Cap Core	4,178	6,130	(1,952)	5,029	8,988	(3,959)
Small Cap Core – CL2	5,052	11,290	(6,238)	63,118	17,126	45,992
T. Rowe Price Equity Series, Inc.:
Equity Income	29,852	38,410	(8,558)	277,980	24,883	253,097
New America Growth	3,111	3,065	46	3,934	4,555	(621)
Personal Strategy Balanced	5,112	11,595	(6,483)	5,661	19,516	(13,855)
T. Rowe Price International Series, Inc.:
International Stock	15,919	15,761	158	126,942	9,851	117,091

32

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2011, 2010, 2009, 2008 and 2007, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
American Century Variable Portfolios, Inc.:
Inflation Protection Bond:
2011		51,678	$12.75	$658,676	4.58%	1.20%	10.77%
2010		97,965	11.51	1,127,195	1.82	1.20	4.16
2009		51,408	11.05	568,099	2.68	1.20	9.19
2008	(5)	329	10.12	3,331	–	1.20	1.20
Ultra:
2011		13,209	10.65	140,617	–	1.20	(0.09)
2010		15,072	10.66	160,645	0.53	1.20	14.75
2009		23,083	9.29	214,505	0.29	1.20	32.90
2008		24,441	6.99	170,907	–	1.20	(42.18)
2007		25,765	12.09	311,612	–	1.20	19.58
Vista:
2011		4,336	11.15	48,371	–	1.20	(8.98)
2010		5,902	12.25	72,330	–	1.20	22.38
2009		5,464	10.01	54,707	–	1.20	21.04
2008		4,883	8.27	40,396	–	1.20	(49.26)
2007		14,787	16.30	240,965	–	1.20	38.14
Calvert Variable Products, Inc.:
EAFE International Index – F:
2011		48,216	12.70	612,349	1.73	1.20	(13.90)
2010		48,314	14.75	712,846	1.21	1.20	5.21
2009		44,496	14.02	623,924	1.75	1.20	25.97
2008	(5)	508	11.13	5,649	1.21	1.20	11.30
Russell 2000 Small Cap Index:
2011		35,584	12.22	434,691	0.47	1.20	(6.00)
2010		41,153	13.00	534,804	0.50	1.20	24.64
2009		51,027	10.43	532,271	0.54	1.20	24.76
2008		67,799	8.36	567,112	2.03	1.20	(34.79)
2007		53,184	12.82	681,747	0.55	1.20	(3.39)
Russell 2000 Small Cap Index – F:
2011		1,959	18.59	36,418	0.31	1.20	(6.16)
2010		1,772	19.81	35,099	0.40	1.20	24.36
2009	(6)	920	15.93	14,666	0.54	1.20	59.30
S&P MidCap 400 Index:
2011		23,011	14.19	326,603	0.59	1.20	(3.40)
2010		30,047	14.69	441,408	0.76	1.20	24.49
2009		34,944	11.80	412,383	0.90	1.20	34.70
2008		40,781	8.76	357,101	2.17	1.20	(37.34)
2007		43,269	13.98	605,113	0.79	1.20	6.07
S&P MidCap 400 Index – F:
2011		2,010	14.49	29,117	0.40	1.20	(3.59)
2010		1,936	15.03	29,088	0.62	1.20	24.21
2009	(6)	742	12.10	8,983	1.46	1.20	21.00

33

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Dreyfus Variable Investment Fund:
Appreciation:
2011		12,554	$13.18	$165,427	1.71%	1.20%	7.77%
2010		13,833	12.23	169,195	2.55	1.20	13.98
2009		21,859	10.73	234,645	2.28	1.20	21.11
2008		20,523	8.86	181,915	2.11	1.20	(30.40)
2007		25,076	12.73	319,308	1.25	1.20	5.82
Dreyfus Growth & Income:
2011		6,989	11.26	78,702	1.25	1.20	(3.92)
2010		7,852	11.72	92,039	1.17	1.20	17.20
2009		10,429	10.00	104,317	1.34	1.20	27.23
2008		11,920	7.86	93,692	0.63	1.20	(41.12)
2007		17,190	13.35	229,494	0.78	1.20	7.14
International Equity:
2011		61,420	12.44	764,217	2.12	1.20	(15.72)
2010		66,938	14.76	987,818	1.75	1.20	8.77
2009		75,568	13.57	1,025,773	3.99	1.20	23.70
2008		75,639	10.97	829,425	1.69	1.20	(42.89)
2007		64,241	19.21	1,233,961	1.51	1.20	15.72
Opportunistic Small Cap:
2011		25,311	8.22	208,122	0.41	1.20	(14.91)
2010		25,608	9.66	247,316	0.70	1.20	29.66
2009		28,470	7.45	212,171	1.63	1.20	24.58
2008		31,888	5.98	190,810	0.89	1.20	(38.35)
2007		44,003	9.70	426,991	0.58	1.20	(12.14)
DWS Variable Series I:
Global Small Cap Growth: (7)
2011		55,892	18.10	1,011,399	1.72	1.20	(10.93)
2010		60,712	20.32	1,233,771	0.33	1.20	25.12
2009		27,066	16.24	439,543	1.13	1.20	46.44
2008	(5)	316	11.09	3,501	–	1.20	10.90
DWS Variable Series II:
Global Thematic:
2011		150	9.29	1,390	0.63	1.20	(15.39)
2010	(8)	150	10.98	1,645	1.22	1.20	9.80
Federated Insurance Series:
Capital Appreciation:
2011	(9)	24,319	9.34	227,154	–	1.20	(6.60)
Managed Volatility: (10)
2011	(9)	30,815	9.94	306,405	–	1.20	(0.60)
Prime Money:
2011	(9)	38,968	9.95	387,541	–	1.20	(0.50)
Quality Bond:
2011	(9)	271,431	9.81	2,662,507	–	1.20	(1.90)

34

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Fidelity® Variable Insurance Products Funds:
Contrafund:
2011		211,883	$14.11	$2,990,350	1.00%	1.20%	(3.69)%
2010		227,712	14.65	3,336,120	1.27	1.20	15.81
2009		249,991	12.65	3,162,319	1.45	1.20	34.15
2008		246,684	9.43	2,326,834	1.08	1.20	(43.23)
2007		228,046	16.61	3,787,187	1.12	1.20	16.24
Contrafund – SC2:
2011		277,935	16.23	4,511,062	0.78	1.20	(3.91)
2010		293,034	16.89	4,950,353	1.56	1.20	15.53
2009		83,663	14.62	1,223,357	2.00	1.20	33.88
2008	(5)	775	10.92	8,468	2.35	1.20	9.20
Disciplined Small Cap – SC2:
2011		516	11.61	5,992	0.11	1.20	(2.76)
2010	(8)	541	11.94	6,461	0.11	1.20	19.40
Growth:
2011		38,166	10.88	415,116	0.36	1.20	(0.91)
2010		41,253	10.98	453,096	0.27	1.20	22.68
2009		45,523	8.95	407,516	0.44	1.20	26.77
2008		51,458	7.06	363,361	0.93	1.20	(47.82)
2007		43,752	13.53	591,885	0.77	1.20	25.51
Growth – SC2:
2011		340	14.69	4,999	0.03	1.20	(1.21)
2010		1,871	14.87	27,819	0.05	1.20	22.39
2009	(6)	150	12.15	1,822	0.37	1.20	21.50
Fidelity Growth & Income:
2011		17,786	11.17	198,711	1.84	1.20	0.36
2010		17,780	11.13	197,815	0.74	1.20	13.57
2009		18,003	9.80	176,483	1.07	1.20	25.64
2008		20,861	7.80	162,686	1.15	1.20	(42.39)
2007		21,985	13.54	297,655	1.81	1.20	10.80
High Income – SC2:
2011		61,923	17.01	1,053,457	6.80	1.20	2.47
2010		62,801	16.60	1,042,417	8.63	1.20	12.31
2009		38,766	14.78	572,834	14.30	1.20	41.84
2008	(5)	2,011	10.42	20,963	6.13	1.20	4.20
Index 500:
2011		200,031	11.72	2,343,990	2.39	1.20	0.86
2010		150,256	11.62	1,746,003	1.78	1.20	13.70
2009		184,773	10.22	1,889,247	2.63	1.20	25.09
2008		184,441	8.17	1,507,370	2.47	1.20	(37.78)
2007		150,842	13.13	1,980,393	3.65	1.20	4.21
Index 500 – SC2:
2011		120,740	15.23	1,838,917	1.78	1.20	0.59
2010		119,836	15.14	1,814,415	1.54	1.20	13.32
2009		108,305	13.36	1,446,586	3.89	1.20	24.86
2008	(5)	969	10.70	10,368	5.56	1.20	7.00
Investment Grade Bond:
2011	(11)	713,619	10.35	7,389,229	5.19	1.20	3.50

35

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Fidelity® Variable Insurance Products Funds (continued):
Mid-Cap – SC2:
2011		75,153	$16.25	$1,221,185	0.02%	1.20%	(11.88)%
2010		81,959	18.44	1,511,701	0.12	1.20	27.00
2009		90,824	14.52	1,318,603	0.45	1.20	38.15
2008		108,697	10.51	1,142,650	0.24	1.20	(40.35)
2007		106,173	17.62	1,870,378	0.51	1.20	13.97
Overseas:
2011		34,396	11.05	380,084	1.32	1.20	(18.15)
2010		40,055	13.50	540,675	1.38	1.20	11.75
2009		43,471	12.08	525,046	1.92	1.20	25.05
2008		61,416	9.66	593,268	3.26	1.20	(44.48)
2007		38,571	17.40	671,072	3.62	1.20	15.92
Fidelity Real Estate – SC2:
2011		34,228	23.66	809,866	0.91	1.20	6.53
2010		36,507	22.21	810,797	1.22	1.20	28.53
2009		33,189	17.28	573,417	4.09	1.20	35.85
2008	(5)	289	12.72	3,671	8.19	1.20	27.20
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2011		67,103	9.63	646,060	7.78	1.20	(6.78)
2010		70,479	10.33	727,735	2.99	1.20	19.56
2009		91,040	8.64	786,387	12.98	1.20	17.71
2008		68,279	7.34	501,176	1.01	1.20	(43.10)
2007		56,917	12.90	733,973	2.28	1.20	(21.77)
Franklin Small Cap Value Securities:
2011		167,543	14.68	2,459,994	0.70	1.20	(4.92)
2010		180,131	15.44	2,780,655	0.75	1.20	26.77
2009		128,530	12.18	1,566,044	1.61	1.20	27.54
2008		73,265	9.55	699,469	1.17	1.20	(33.77)
2007		46,143	14.42	665,568	0.59	1.20	(3.55)
Franklin Small-Mid Cap Growth Securities:
2011		19,018	13.05	248,146	–	1.20	(5.91)
2010		22,374	13.87	310,402	–	1.20	26.09
2009		24,421	11.00	268,660	–	1.20	41.94
2008		28,347	7.75	219,789	–	1.20	(43.22)
2007		30,102	13.65	410,777	–	1.20	9.99
Franklin U.S. Government:
2011		39,098	13.13	513,492	3.19	1.20	4.37
2010		38,793	12.58	487,851	2.89	1.20	4.05
2009		71,626	12.09	865,791	3.25	1.20	1.85
2008		51,822	11.87	614,879	5.07	1.20	6.36
2007		61,424	11.16	685,540	4.13	1.20	5.38
Mutual Shares Securities:
2011		9,299	11.93	110,953	2.37	1.20	(2.21)
2010		9,355	12.20	114,135	1.56	1.20	9.91
2009		10,958	11.10	121,687	2.05	1.20	24.58
2008		10,223	8.91	91,137	2.73	1.20	(37.91)
2007		13,508	14.35	193,808	1.35	1.20	2.28

36

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

		As of December 31			Investment
Subaccount		Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Franklin Templeton Variable Insurance Products Trust (continued):
Templeton Global Bond Securities:
2011		3,156	$12.76	$40,258	5.66%	1.20%	(2.00)%
2010		2,902	13.02	37,783	1.49	1.20	13.12
2009	(6)	999	11.51	11,507	1.39	1.20	15.10
Templeton Growth Securities:
2011		15,379	10.48	161,166	1.31	1.20	(8.07)
2010		22,996	11.40	262,127	1.34	1.20	6.15
2009		29,716	10.74	319,235	3.17	1.20	29.55
2008		30,756	8.29	255,029	1.84	1.20	(43.02)
2007		38,462	14.55	559,688	1.27	1.20	1.11
J. P. Morgan Insurance Trust:
Intrepid Growth:
2011		300	11.71	3,517	1.04	1.20	0.60
2010		447	11.64	5,203	0.93	1.20	14.79
2009	(6)	429	10.14	4,349	–	1.20	1.40
Intrepid Mid Cap:
2011		442	14.89	6,575	0.86	1.20	(2.68)
2010		395	15.30	6,048	1.33	1.20	18.15
2009	(6)	447	12.95	5,795	–	1.20	29.50
Mid Cap Growth:
2011		635	17.55	11,145	–	1.20	(7.24)
2010		657	18.92	12,429	–	1.20	24.15
2009	(6)	938	15.24	14,291	–	1.20	52.40
Mid-Cap Value:
2011		22,441	14.85	333,307	1.33	1.20	0.95
2010		26,262	14.71	386,318	1.25	1.20	21.97
2009		32,712	12.06	394,465	2.36	1.20	25.23
2008		38,337	9.63	369,309	1.09	1.20	(34.04)
2007		48,171	14.60	703,113	0.79	1.20	1.25
Small Cap Core:
2011		29,579	12.85	379,954	0.12	1.20	(5.86)
2010		31,531	13.65	430,354	–	1.20	25.57
2009		35,490	10.87	385,620	0.65	1.20	21.18
2008		16,298	8.97	146,202	0.18	1.20	(32.81)
2007		21,351	13.35	284,991	0.01	1.20	(6.77)
Small Cap Core – CL2:
2011		92,178	16.84	1,552,155	–	1.20	(6.13)
2010		98,416	17.94	1,765,646	–	1.20	25.37
2009		52,424	14.31	750,096	0.66	1.20	26.75
2008	(5)	428	11.29	4,829	0.07	1.20	12.90
T. Rowe Price Equity Series, Inc.:
Equity Income:
2011		494,077	11.94	5,897,134	1.76	1.20	(1.81)
2010		502,635	12.16	6,114,102	2.12	1.20	13.64
2009		249,538	10.70	2,670,908	2.07	1.20	24.13
2008		137,759	8.62	1,188,005	2.53	1.20	(36.90)
2007		89,362	13.66	1,220,774	1.85	1.20	2.02

37

COUNTRY Investors Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment
Subaccount	Units	Unit Value (4)	Net Assets	Income Ratio (1)	Expense Ratio (2)	Total Return (3)
T. Rowe Price Equity Series, Inc. (continued):
New America Growth:
2011	35,813	$13.48	$482,689	0.22%	1.20%	(2.25)%
2010	35,767	13.79	493,084	0.19	1.20	18.27
2009	36,388	11.66	424,315	–	1.20	47.97
2008	36,682	7.88	289,008	–	1.20	(38.96)
2007	46,252	12.91	597,196	–	1.20	12.46
Personal Strategy Balanced:
2011	83,348	13.50	1,125,072	2.04	1.20	(1.46)
2010	89,831	13.70	1,230,977	2.33	1.20	12.30
2009	103,686	12.20	1,264,559	2.17	1.20	30.62
2008	118,145	9.34	1,103,594	2.43	1.20	(30.71)
2007	131,787	13.48	1,776,848	2.34	1.20	6.31
T. Rowe Price International Series, Inc.:
International Stock:
2011	222,695	12.24	2,725,162	1.55	1.20	(13.86)
2010	222,537	14.21	3,161,351	1.24	1.20	13.14
2009	105,446	12.56	1,324,591	4.06	1.20	50.60
2008	22,262	8.34	185,691	1.79	1.20	(49.33)
2007	24,758	16.46	407,465	1.68	1.20	11.74

(1)  These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)  These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)  These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

(4)  There are no differences in unit value between accumulation units and units of contracts in annuitization period since there are no differences in charges that result in direct reductions of unit values.

(5)  Subaccount commenced operations on November 1, 2008.

(6)  Subaccount commenced operations on November 1, 2008; however, it remained inactive through December 31, 2008.

(7)  Formerly DWS Global Opportunities VIP – Class A. Effective May 2, 2011, the fund's name changed.

(8)  Subaccount commenced operations on November 1, 2008; however, it remained inactive through December 31, 2009.

(9)  Subaccount commenced operations on July 15, 2011.

(10) Formerly Federated Capital Income Fund II. Effective December 2, 2011, the fund's name changed.

(11) Subaccount commenced operations on May 2, 2011.

7. Subsequent Events

The Account is not aware of any transactions or events, which occurred after the Statements of Assets and Liabilities date and before the financial statements were issued, that would require recognition or disclosure.

38

Report of Independent Auditors

The Board of Directors
COUNTRY Investors Life Assurance Company

We have audited the accompanying statutory-basis balance sheets of COUNTRY Investors Life Assurance Company (COUNTRY Investors) (a wholly owned subsidiary of COUNTRY Life Insurance Company) as of December 31, 2011 and 2010, and the related statutory-basis statements of income, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of COUNTRY Investors' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of COUNTRY Investors' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of COUNTRY Investors' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, COUNTRY Investors presents its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2011.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance.

April 9, 2012

1

COUNTRY Investors Life Assurance Company

Balance Sheets – Statutory-Basis

	December 31
	2011	2010
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$169,945	$160,989
Policy loans	169	161
Cash, cash equivalents, and short-term investments	16,214	15,379
Total cash and invested assets	186,328	176,529
Accrued investment income	1,978	1,787
Due from affiliates	154	686
Federal income taxes recoverable, including net deferred tax assets (2011 – $2,000,000; 2010 – $1,670,000)	2,106	1,670
Reinsurance balances recoverable	3,160	5,156
Other assets	375	555
Separate accounts	54,149	58,547
Total admitted assets	$248,250	$244,930

See accompanying notes.

2

COUNTRY Investors Life Assurance Company

Balance Sheets – Statutory-Basis

	December 31
	2011	2010
	(In Thousands)
Liabilities and capital and surplus
Policy reserves	$26,211	$23,700
Federal income taxes payable	–	247
Unearned investment income	8	6
Interest maintenance reserve	279	246
Asset valuation reserve	569	501
Transfers to separate accounts due or accrued	(880)	(722)
Due to affiliates	1,493	1,726
Other liabilities	1,711	525
Separate accounts	54,149	58,547
Total liabilities	83,540	84,776
Commitments and contingencies
Capital and surplus:
Common stock – par value $75 per share; authorized – 200,000 shares; issued and outstanding – 40,000 shares (owned by COUNTRY Life Insurance Company)	3,000	3,000
Gross paid-in and contributed surplus	27,000	27,000
Special surplus funds	1,325	1,096
Unassigned funds	133,385	129,058
Total capital and surplus	164,710	160,154
Total liabilities and capital and surplus	$248,250	$244,930

See accompanying notes.

3

COUNTRY Investors Life Assurance Company

Statements of Income – Statutory-Basis

	Year Ended December 31
	2011	2010	2009
	(In Thousands)
Net investment income	$8,963	$8,053	$6,807
Amortization of interest maintenance reserve	70	63	44
Commission and expense allowance on reinsurance ceded	18,580	26,919	23,395
Other (expense) income	(941)	25,490	12,360
Total income	26,672	60,525	42,606
Other policy and contract benefits	(2,186)	10,503	8,743
Changes in policy reserves	2,510	15,544	3,837
Total benefits incurred	324	26,047	12,580
Commission expenses incurred	5,572	6,010	9,909
General insurance expenses	11,579	19,003	12,169
Taxes	1,435	1,909	1,317
Total operating expenses	18,586	26,922	23,395
Net income before federal income taxes and net realized capital gains	7,762	7,556	6,631
Federal income taxes	3,176	3,165	4,863
Net income before net realized capital gains	4,586	4,391	1,768
Net realized capital gains	67	53	30
Net income	$4,653	$4,444	$1,798

See accompanying notes.

4

COUNTRY Investors Life Assurance Company

Statements of Changes in Capital and Surplus – Statutory-Basis

	Year Ended December 31
	2011	2010	2009
	(In Thousands)
Capital and surplus, beginning of year	$160,154	$154,947	$152,157
Net income	4,653	4,444	1,798
Change in unrealized losses	(14)	(35)	(51)
Change in nonadmitted assets	(855)	224	(2,253)
Change in net deferred income tax assets	611	354	2,531
Change in asset valuation reserve	(68)	(75)	(36)
Change in deferred tax assets admitted pursuant to SSAP No. 10-R	229	295	801
Net increase	4,556	5,207	2,790
Capital and surplus, end of year	$164,710	$160,154	$154,947

See accompanying notes.

5

COUNTRY Investors Life Assurance Company

Statements of Cash Flow – Statutory-Basis

	Year Ended December 31
	2011	2010	2009
	(In Thousands)
Operating activities
Net investment income	$8,881	$7,813	$6,711
Other income	20,036	28,252	24,572
Benefits and loss-related (payments) recoveries	(292)	15,171	(11,041)
Commissions and expenses paid	(16,590)	(30,691)	(24,782)
Federal income taxes paid	(3,622)	(4,013)	(3,935)
Net cash provided by (used in) operating activities	8,413	16,532	(8,475)
Investing activities
Proceeds from investments sold, matured, or repaid	17,307	14,476	19,325
Purchase of investments	(25,133)	(34,852)	(45,121)
(Increase) decrease in policy loans	(8)	68	(72)
Net cash used in investing activities	(7,834)	(20,308)	(25,868)
Financing and miscellaneous activities
Other cash provided	256	771	9
Increase (decrease) in cash, cash equivalents, and short-term investments	835	(3,005)	(34,343)
Cash, cash equivalents, and short-term investments, beginning of year	15,379	18,384	52,718
Cash, cash equivalents, and short-term investments, end of year	$16,214	$15,379	$18,375

See accompanying notes.

6

COUNTRY Investors Life Assurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2011

1. Nature of Operations

COUNTRY Investors Life Assurance Company (COUNTRY Investors) is an Illinois-domiciled life/health insurance company that is a wholly owned subsidiary of COUNTRY Life Insurance Company (COUNTRY Life), which is a wholly owned subsidiary of the Illinois Agricultural Holding Co. (IAHC), which, in turn, is a subsidiary of the Illinois Agricultural Association (IAA).

COUNTRY Investors' primary business was the sale of variable annuity and variable universal life products until it ceased writing new policies in 2010. These products made up 16% of first-year direct premium income in 2011 and 82% in 2010. COUNTRY Investors' primary business going forward will be the sale of universal life and fixed annuity products. COUNTRY Investors sells its products through more than 2,000 financial representatives. Life insurance premiums represent approximately 31% of direct premium income, while annuity and supplementary contract premiums make up the remaining 69% of direct premium income. Although COUNTRY Investors is licensed in 43 states, approximately 78% of direct premium income is written in Illinois.

COUNTRY Investors cedes to COUNTRY Life 100% of COUNTRY Investors' policy reserves; policy and contract claim liabilities; due, deferred, and advance premiums; and all other policy and claim-related assets and liabilities for all lines, except variable products, through a coinsurance agreement.

COUNTRY Life assumes 100% of COUNTRY Investors' variable products under a modified coinsurance agreement.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation

The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (the Department). Such practices vary from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

Investments

Investments in bonds are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments would be reported at either amortized cost or fair value. If the fair value option is selected, the unrealized holding gains and losses would be reported in stockholder's equity. The remaining investments would be reported at fair value, with unrealized holding gains and losses reported in income for those designated as trading and in stockholder's equity for those designated as available-for-sale. Other-than-temporary impairment (OTTI) losses are reported in operations; for GAAP, OTTI losses attributed to a deterioration of credit are reported in operations, while OTTI losses related to all other factors are reported as a component of stockholder's equity.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Valuation Reserves

Under a formula prescribed by the NAIC, COUNTRY Investors defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

7

COUNTRY Investors Life Assurance Company

Notes to Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying statutory-basis balance sheets. Realized capital gains and losses from sales of assets are reported in operations, net of federal income taxes, and transferred to the IMR. Realized capital losses from declines in values deemed other than temporary are reported in operations, net of federal income taxes. Under GAAP, realized capital gains and losses would be reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold, and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines would be charged to earnings.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC formula, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as nonadmitted, principally prepaid expenses and certain deferred tax assets, are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

Policy Reserves

Policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances, as would be required under GAAP.

Universal Life and Annuity Policies

Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid (or surrender benefits paid, less surrender charges) and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk, including supplementary contracts without life contingencies, are recorded using deposit accounting and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as required under GAAP.

Deferred Income Taxes

Deferred tax assets (DTAs) are limited to (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus (2) the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus, excluding any net DTAs, and electronic data equipment and operating software, plus (3) the amount of remaining gross DTAs that can be offset against existing gross deferred tax liabilities (DTLs). The remaining DTAs are nonadmitted. Deferred taxes do not include amounts for state taxes. The change in net deferred taxes is included directly in unassigned surplus. Under GAAP, state taxes are included

8

COUNTRY Investors Life Assurance Company

Notes to Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

in the computation of deferred taxes, a DTA is recorded for the amount of gross DTAs expected to be realized in future years, a valuation allowance is established for DTAs not realizable, and the change in net deferred taxes is included in earnings.

Statements of Cash Flows

Cash, cash equivalents, and short-term investments in the statutory-basis statements of cash flows represent cash balances and investments with initial maturities of one year or less. If, in the aggregate, COUNTRY Investors has a net negative cash balance, it is recorded as a negative asset rather than a liability. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the NAIC as follows:

•  Bonds not backed by other loans are stated at either amortized cost or the lower of amortized cost or fair value.

•  Loan-backed securities are stated at either amortized cost or the lower of amortized cost or fair value using the interest method, including anticipated prepayments. The retrospective adjustment method is used to value structured securities except for structured securities with an OTTI, which are valued using the prospective method.

•  Policy loans are reported at unpaid balances.

•  Short-term investments are reported at amortized cost and include investments with maturities of one year or less.

Realized gains and losses are determined using the specific-identification basis.

Investment Income

Interest on bonds is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount.

Premiums

Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Premiums for annuity policies with mortality and morbidity risk are also recognized as revenue when due.

Benefits

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by law.

Liabilities related to policyholder funds left on deposit with COUNTRY Investors generally are equal to fund balances, less applicable surrender charges.

COUNTRY Investors waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Tabular interest, tabular reserves less actual reserves released, and tabular cost have been determined by formula. The tabular interest on funds not involving life contingencies is determined from basic policy information.

9

COUNTRY Investors Life Assurance Company

Notes to Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liabilities, including separate account liabilities, at December 31, 2011, are as follows (dollars in thousands):

	General Account	Non- guaranteed Separate Accounts	Total	%
Subject to discretionary withdrawal:
At book value, less current surrender charge of 5% or more	$336,256	$27,749	$364,005	28%
At book value without adjustment (minimal or no charge or adjustment)	829,029	17,830	846,859	65
Not subject to discretionary withdrawal	91,208	52	91,260	7
Total annuity reserves and deposit fund liabilities – before reinsurance	1,256,493	45,631	1,302,124	100%
Reinsurance ceded	1,230,720	–	1,230,720	–
Net annuity reserves and deposits fund liabilities	$25,773	$45,631	$71,404
Cash surrender value	$23,226	$45,631	$68,857

Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory-basis balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders and contract-holders. It is these policyholders and contract-holders, rather than COUNTRY Investors, who bear the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying statutory-basis financial statements.

As of December 31, 2011, COUNTRY Investors' separate account statement included legally insulated assets of $54,149,000.

Fair Value of Financial Instruments

The carrying value of COUNTRY Investors' financial instruments approximates their fair value except for bonds and investment-type insurance contract liabilities that, principally, have been ceded to COUNTRY Life. The carrying value and the fair value of bonds are disclosed in Note 3.

New Accounting Pronouncements

In October 2010, the NAIC adopted substantive revisions to Statement of Statutory Accounting Principles (SSAP) No. 5-R, Liabilities, Contingencies and Impairment of Assets. The substantive revisions require an entity to recognize, at the inception of a guarantee, a liability for the obligation it has undertaken in issuing the guarantee, even if the likelihood of having to make payment under the guarantee is remote. The revisions to SSAP No. 5-R were effective for reporting periods ending December 31, 2011, and thereafter. There was no financial statement impact to COUNTRY Investors from the adoption of SSAP No. 5-R.

In October 2010, the NAIC adopted substantive revisions to SSAP No. 35-R, Guaranty Fund and Other Assessments, which provided enhanced guidance on determining when a liability should be established for certain assessments and when to establish offsetting premium tax assets and policy surcharges. SSAP No. 35-R also clarifies the different types of assessments and how they are reported. The revisions to SSAP No. 35-R were effective for reporting periods beginning January 1, 2011, and thereafter. There was no financial statement impact to COUNTRY Investors from the adoption of SSAP No. 35-R.

10

COUNTRY Investors Life Assurance Company

Notes to Statutory-Basis Financial Statements (continued)

3. Investments

The carrying value and fair value of investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2011
U.S. government and agencies	$27,529	$2,738	$–	$30,267
States and political subdivisions	59,291	7,459	–	66,750
Corporate securities	28,798	4,512	157	33,153
Commercial mortgage-backed securities	24,049	2,337	–	26,386
Residential mortgage-backed securities	22,893	1,059	227	23,725
Other asset-backed securities	7,385	669	20	8,034
Total bonds	$169,945	$18,774	$404	$188,315
At December 31, 2010
U.S. government and agencies	$31,540	$3,083	$–	$34,623
States and political subdivisions	57,341	1,930	773	58,498
Corporate securities	27,416	3,832	42	31,206
Commercial mortgage-backed securities	15,171	1,007	16	16,162
Residential mortgage-backed securities	27,406	1,535	122	28,819
Other asset-backed securities	2,115	196	9	2,302
Total bonds	$160,989	$11,583	$962	$171,610

Fair values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The carrying value and fair value of investments in bonds at December 31, 2011, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Value	Fair Value
	(In Thousands)
Maturity:
In 2012	$4,016	$4,197
In 2013 – 2016	29,047	31,592
In 2017 – 2021	29,396	34,862
After 2021	53,159	59,519
Residential mortgage-backed securities	22,893	23,725
Commercial mortgage-backed securities	24,049	26,386
Other asset-backed securities	7,385	8,034
Total bonds	$169,945	$188,315

Proceeds from sales or transfers of investments in bonds during 2011, 2010, and 2009 were $0, $0, and $268,000, respectively. Gross gains of $0, $0, and $19,000 were realized on these sales in 2011, 2010, and 2009, respectively, and gross losses of $0 were realized on those sales in 2011, 2010, and 2009.

Bonds with a statement value of $6,961,000 and $7,026,000 at December 31, 2011 and 2010, respectively, were on deposit with government authorities and reinsurers as required by law or contract.

11

COUNTRY Investors Life Assurance Company

Notes to Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The following table illustrates fair values and gross unrealized losses, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
December 31, 2011
Bonds:
Corporate securities	$991	$2	$1,340	$155	$2,331	$157
Residential mortgage-backed securities	3,559	144	3,191	237	6,750	381
Other asset-backed securities	–	–	1,595	20	1,595	20
Total bonds	$4,550	$146	$6,126	$412	$10,676	$558

COUNTRY Investors believes all unrealized losses on individual securities are a result of normal price fluctuations due to market conditions and are not an indication of OTTI. Market conditions include interest rate fluctuations, credit quality, and supply and demand. This determination is made in conjunction with the impairment criteria prescribed by NAIC standards. COUNTRY Investors has the intent and ability to hold these investments until maturity or until the fair value recovers above cost or amortized cost.

Prepayment assumptions were obtained from broker-dealer surveys, as reflected in industry sources such as Bloomberg, or internal estimates. COUNTRY Investors has no significant concentrations of credit risk. COUNTRY Investors had no investments for which it was not practicable to estimate fair value.

Net realized capital gains for the years ended December 31 are summarized as follows:

	2011	2010	2009
	(In Thousands)
Bonds:
Gross gains	$262	$233	$185
Gross losses	–	–	–
Total bonds	262	233	185
Amounts transferred from IMR	(103)	(99)	(90)
Federal income tax expense	(92)	(81)	(65)
Net realized capital gains	$67	$53	$30

There were no realized capital losses related to an other-than-temporary decline in value in 2011, 2010, or 2009.

Major categories of net investment income for the years ended December 31 are summarized as follows:

	2011	2010	2009
	(In Thousands)
Bonds	$9,154	$8,201	$6,764
Policy loans	9	12	13
Short-term investments	18	25	212
Other	1	7	4
Total investment income	9,182	8,245	6,993
Investment expenses	(219)	(192)	(186)
Net investment income	$8,963	$8,053	$6,807

12

COUNTRY Investors Life Assurance Company

Notes to Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments

Assets and liabilities recorded at fair value in the statutory-basis balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy of inputs is as follows:

Level Input	Input Definition
Level I	Inputs that are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.

Level II	Inputs other than quoted prices included in Level I that are observable for the asset or liability through corroboration with market data at the measurement date.

Level III	Unobservable inputs that reflect management's best estimate of what market participants would use in pricing the asset or liability at the measurement date.

The following tables summarize fair value measurements by level, measured at fair value on a recurring basis:

	Level I	Level II	Level III	Total
	(In Thousands)
December 31, 2011
Bonds:
Residential mortgage-backed securities	$–	$101	$–	$101
Separate account assets	54,149	–	–	54,149
Total	$54,149	$101	$–	$54,250
December 31, 2010
Bonds:
Residential mortgage-backed securities	$–	$196	$–	$196
Separate account assets	58,547	–	–	58,547
Total	$58,547	$196	$–	$58,743

There have been no changes in valuation techniques and inputs used in determining the fair values for Level II securities. Fair values for Level II assets are determined from prices obtained from various pricing sources. Transfers from Level II to Level I are recognized at the end of the reporting period. There were no transfers in 2011. Certain separate account assets were transferred during 2010 due to prices now being obtained from active markets.

5. Federal Income Taxes

COUNTRY Investors is included in a consolidated federal income tax return with its parent company, COUNTRY Life. Allocation of the consolidated tax liability to each member of the consolidated group is based upon that company's separate return tax liability as a percentage of the total of the group's separate return tax liabilities. Intercompany tax balances are settled in the same year that the consolidated tax return is filed. The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $3,278,000, $3,346,000, and $3,841,000 from 2011, 2010, and 2009, respectively.

The components of the net admitted DTAs at December 31 were as follows:

	2011	2010	Change
	(In Thousands)
Gross deferred tax assets:
Capital	$61	$55	$6
Ordinary	5,361	4,719	642
Adjusted gross deferred tax assets:
Capital	61	55	6
Ordinary	5,361	4,719	642

13

COUNTRY Investors Life Assurance Company

Notes to Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

	2011	2010	Change
	(In Thousands)
Deferred tax liabilities:
Capital	$119	$90	$29
Ordinary	–	–	–
Net deferred tax assets	5,303	4,684	619
Deferred tax assets nonadmitted:
Capital	–	–	–
Ordinary	3,302	3,014	288
Net admitted deferred tax assets:
Capital	(58)	(36)	(23)
Ordinary	2,059	1,706	353

Nonadmitted DTAs increased $288,000 in 2011 and decreased $24,000 in 2010.

COUNTRY Investors has not utilized tax planning strategies in determining its admitted DTAs during 2011 or 2010.

COUNTRY Investors has elected to admit DTAs pursuant to SSAP No. 10-R. The increased amount of admitted adjusted gross DTAs as the result of the application of SSAP No. 10-R is as follows: 2011 – $0 (capital) and $1,325,000 (ordinary) and 2010 – $0 (capital) and $1,096,000 (ordinary).

The detailed amounts of each component of the calculation of SSAP No. 10-R are as follows:

	Capital	Ordinary	Total
	(In Thousands)
December 31, 2011
Federal income taxes recoverable through loss carryback	$18	$647	$665
Gross DTAs expected to be realized in one year	–	10	10
10% of statutory capital and surplus	–	–	15,868
Gross DTAs that are offset-able against existing gross DTLs	42	77	119
Federal income taxes paid in prior years that are recoverable and reverse during a time frame within IRS provisions	44	1,947	1,991
Gross DTAs expected to be realized in three years	–	10	10
15% of statutory capital and surplus	–	–	23,801
Gross DTAs that are offset-able against existing gross DTLs	17	102	119
Risk-based capital level:
Total adjusted capital	–	–	163,954
Authorized control level	–	–	5,680
December 31, 2010
Federal income taxes recoverable through loss carryback	20	554	574
Gross DTAs expected to be realized in one year	–	–	–
10% of statutory capital and surplus	–	–	15,403
Gross DTAs that are offset-able against existing gross DTLs	36	55	91
Federal income taxes paid in prior years that are recoverable and reverse during a time frame within IRS provisions	45	1,090	1,135
Gross DTAs expected to be realized in three years	–	535	535
15% of statutory capital and surplus	–	–	23,105
Gross DTAs that are offset-able against existing gross DTLs	10	81	91
Risk-based capital level:
Total adjusted capital	–	–	159,559
Authorized control level	–	–	5,701

14

COUNTRY Investors Life Assurance Company

Notes to Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The amounts used in the risk-based capital (RBC) calculation and the increased amounts resulting from the election of SSAP No. 10-R as of December 31 are as follows.

	SSAP No. 10-R (10.a-c.)		SSAP No. 10-R (10.e.)
	2011	2010	2011	2010
	(In Thousands)
Admitted DTAs	$675	$574	$2,000	$1,670
Admitted assets	246,925	243,834	248,250	244,930
Statutory surplus	163,384	159,058	164,710	160,154
Total adjusted capital	163,954	159,559	–	–
Increase due to SSAP No. 10-R	–	–	1,325	1,096

The components of income tax expense and the change in deferred tax assets and deferred tax liabilities for the years ended December 31 are as follows:

	2011	2010	2009
	(In Thousands)
Change in deferred tax assets	$(647)	$(402)	$(2,515)
Change in deferred tax liabilities	28	30	(43)
Net change in deferred taxes	(619)	(372)	(2,558)
Less tax-effect of unrealized losses	8	19	28
Net change in deferred taxes	(611)	(353)	(2,530)
Current income tax expense	3,268	3,246	4,928
Income tax benefit and change in deferred taxes	$2,657	$2,893	$2,398

COUNTRY Investors' income tax benefit and change in deferred taxes differ from the amount obtained by applying the federal statutory rate of 35% to income before federal income tax expense for the following reasons:

	2011	2010	2009
	(In Thousands)
Expected federal income tax benefit	$2,773	$2,723	$2,354
Change in nonadmitted assets	(118)	173	35
Change in prior year accrual	(9)	15	(8)
Amortization of interest maintenance reserve	(25)	(19)	16
Other, net	36	1	1
Income tax benefit and change in deferred taxes	$2,657	$2,893	$2,398

COUNTRY Investors did not recognize any liability for uncertain tax benefits. COUNTRY Investors files tax returns in U.S. federal jurisdictions and several state jurisdictions. As of 2011, the tax years that remain subject to examination begin with 2005.

6. Reinsurance

In the normal course of business, COUNTRY Investors cedes reinsurance to nonaffiliated insurance companies. No reinsurance is assumed. Reinsurance does not discharge COUNTRY Investors from its primary liability to policyholders, and to the extent that a reinsurer would be unable to meet its obligations, COUNTRY Investors would be liable. A summary of COUNTRY Investors' ceded reinsurance with nonaffiliated companies as of and for the years ended December 31 is as follows:

	2011	2010	2009
	(In Thousands)
Premiums earned	$1,360	$7,208	$1,893
Benefits for policyholders and beneficiaries	1,608	1,346	580
Policy reserves	1,295	1,299	1,297

15

COUNTRY Investors Life Assurance Company

Notes to Statutory-Basis Financial Statements (continued)

7. Related-Party Transactions

COUNTRY Investors is a member of an insurance holding company group that consists of twelve insurance companies in addition to several noninsurance entities. The ultimate controlling company is the IAA. Control among group members is maintained through a combination of factors, including common management, interlocking boards of directors, and stock ownership.

COUNTRY Investors is a party to a service agreement with CC Services, Inc., an affiliate, whereby CC Services, Inc. provides all necessary management and operational services required to run its business, market its products, and service its policyholders. Expenses incurred by CC Services, Inc. are then shared among COUNTRY Investors and other members of the insurance holding company group on a basis that management believes is fair and that is consistently applied according to statutory accounting guidance. The cost of services provided to COUNTRY Investors from CC Services, Inc. totaled $12,207,000, $19,974,000, and $14,385,000 in 2011, 2010, and 2009, respectively.

Under a 100% coinsurance agreement, COUNTRY Investors cedes 100% of all premiums, benefits, and expenses that are not assumed by nonaffiliated companies to COUNTRY Life. Under a 100% modified coinsurance agreement, COUNTRY Investors cedes 100% of all premiums, benefits, and expenses related to the variable products to COUNTRY Life. A summary of COUNTRY Investors' activity under these agreements as of and for the years ended December 31 is as follows:

	2011	2010	2009
	(In Thousands)
Premium income and other considerations	$93,619	$103,629	$271,291
Benefits for policyholders and beneficiaries	159,080	144,464	322,340
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	18,241	25,967	22,827
Other income (expense)	36	38	(27)
Policy loans	7,561	7,523	7,235
Other assets	81	74	64
Policy reserves	1,643,151	1,591,505	1,549,394
Policy and contract claims	1,833	1,546	1,082
General liabilities and accrued expenses	983	916	584
Other liabilities	312	306	286

As of December 31, 2011 and 2010, amounts receivable from COUNTRY Life of $3,160,000 and $5,156,000, respectively, are included in reinsurance balances recoverable on the accompanying statutory-basis balance sheets.

8. Capital and Surplus

Life/health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2011, COUNTRY Investors meets the RBC requirements.

COUNTRY Investors had special surplus funds of $1,325,000 and $1,096,000 as of December 31, 2011 and 2010, respectively, due to additional deferred tax assets admitted per SSAP No. 10-R.

The payment of dividends by COUNTRY Investors to COUNTRY Life is limited and can only be made from earned profits unless prior approval is received from the Department. The maximum amount of dividends that may be paid by COUNTRY Investors without prior approval of the Department is also subject to restrictions relating to statutory surplus and net income.

16

COUNTRY Investors Life Assurance Company

Notes to Statutory-Basis Financial Statements (continued)

9. Commitments and Contingencies

In the normal course of business, COUNTRY Investors is involved in policy-related and non-policy-related litigation. In the opinion of COUNTRY Investors' management, based on the advice of counsel, any potential settlements are either adequately provided for in the statutory-basis financial statements or would not have a material impact in the statutory-basis financial statements.

COUNTRY Investors is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states.

At December 31, 2011 and 2010, COUNTRY Investors has accrued $477,000 and $515,000, respectively, for guaranty fund assessments. A receivable for future premium tax deductions of $38,000 and $32,000 was recorded at December 31, 2011 and 2010, respectively. COUNTRY Investors recorded guaranty fund recoveries of $1,000 in 2011 and 2010.

Guaranty fund assessments will be paid when called by the state guaranty fund associations. Premium tax credits, if allowed by state, are realized over the period allowed by each individual state once the guaranty fund has been paid.

10. Subsequent Events

Subsequent events have been considered through April 9, 2012, for the statutory-basis financial statements available to be issued on April 9, 2012. COUNTRY Investors is not aware of any events occurring subsequent to December 31, 2011, that would have a material impact on the statutory-basis financial statements.

17

Supplementary Information

Report of Independent Auditors on
Supplementary Information

The Board of Directors
COUNTRY Investors Life Assurance Company

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements as a whole. The accompanying supplemental schedule of selected statutory-basis financial data and supplemental investment disclosure are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in our audits of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the statutory-basis financial statements as a whole.

This report is intended solely for the information and use of COUNTRY Investors and state insurance departments to whose jurisdiction COUNTRY Investors is subject and is not intended to be and should not be used by anyone other than these specified parties.

April 9, 2012

18

COUNTRY Investors Life Assurance Company

Supplemental Schedule of Selected Statutory-Basis Financial Data

December 31, 2011
(In Thousands)

Investment income earned:
Government bonds	$1,615
Other bonds	7,539
Policy loans	9
Short-term investments	18
Aggregate write-ins for investment income	1
Gross investment income	$9,182
Bonds and short-term investments by class and maturity:
Bonds and short-term investments by maturity (statement value):
Due within 1 year or less	$28,218
Over 1 year through 5 years	42,948
Over 5 years through 10 years	57,821
Over 10 years through 20 years	32,300
Over 20 years	25,260
Total by maturity	$186,547
Bonds and short-term investments by class (statement value):
Class 1	$173,309
Class 2	12,296
Class 3	842
Class 4	100
Total by class	$186,547
Total bonds publicly traded	$170,602
Total bonds privately placed	$15,945
Short-term investments (book value)	$16,601
Cash and cash equivalents overdraft	$(387)
Amount of accidental death insurance in force under ordinary policies	$5
Life insurance policies with disability provisions in force:
Ordinary	$461,728
Supplementary contracts in force:
Ordinary – not involving life contingencies:
Amount on deposit	$27,980
Income payable	$3,119
Ordinary – involving life contingencies:
Income payable	$8,646
Annuities:
Ordinary:
Immediate – amount of income payable	$2,171
Deferred – fully paid – account balance	$655,045
Deferred – not fully paid – account balance	$472,336

19

COUNTRY Investors Life Assurance Company

Supplemental Investment Disclosure

December 31, 2011

Investment Risks Interrogatories

COUNTRY Investors' total admitted assets, excluding separate account assets, as reported on page two of COUNTRY Investors' Annual Statement for the year ended December 31, 2011, are $194,101,000.

1.  Following are the ten largest exposures to a single issuer/borrower/investment by investment category, excluding (i) U.S. government, U.S. government agency securities, and those U.S. government money market funds listed in the Appendix to the Securities Valuation Office's Purposes and Procedures Manual as exempt; (ii) property occupied by COUNTRY Investors; and (iii) policy loans.

Investment Category	Amount	Percentage of Total Admitted Assets
Fidelity Colchester	$10,638,194	5.5%
Northern Institutional	3,889,392	2.0
Kansas State	1,750,000	0.9
Mayor and City Council of Baltimore	1,614,356	0.8
Enel Finance International	1,494,602	0.8
Berkshire Hathaway	1,494,265	0.8
Coca-Cola	1,492,669	0.8
University of Minnesota	1,400,000	0.7
Dupage County, Illinois	1,220,000	0.6
Federated Prime Obligations Fund	1,205,000	0.6

2.  COUNTRY Investors' total admitted assets held in bonds and short-term investments by NAIC rating at December 31, 2011, are:

Bonds and Short-Term Investments	Amount	Percentage of Total Admitted Assets
NAIC-1	$173,308,706	89.3%
NAIC-2	12,295,661	6.3
NAIC-3	841,653	0.4
NAIC-4	100,641	0.1

3.  Assets held in foreign investments are less than 2.5% of COUNTRY Investors' total admitted assets at December 31, 2011.

4.  Assets held in Canadian investments are less than 2.5% of COUNTRY Investors' total admitted assets at December 31, 2011.

5.  Assets held in investments with contractual sales restrictions are less than 2.5% of COUNTRY Investors' total admitted assets at December 31, 2011.

6.  Assets held in equity interests are less than 2.5% of COUNTRY Investors' total admitted assets at December 31, 2011.

7.  Assets held in nonaffiliated, privately placed equities are less than 2.5% of COUNTRY Investors' total admitted assets at December 31, 2011.

8.  Assets held in general partnership interest are less than 2.5% of COUNTRY Investors' total admitted assets at December 31, 2011.

9.  Mortgage loans reported in Schedule B are less than 2.5% of COUNTRY Investors' total admitted assets at December 31, 2011.

10.  Assets held in real estate reported in Schedule A are less than 2.5% of COUNTRY Investors' total admitted assets at December 31, 2011.

20

COUNTRY Investors Life Assurance Company

Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

11.  Assets held in mezzanine real estate loans reported in Schedule B are less than 2.5% of COUNTRY Investors' total admitted assets at December 31, 2011.

12.  COUNTRY Investors' total admitted assets are subject to the following types of agreements as of:

	December 31, 2011	Percentage of Total Admitted Assets	September 30, 2011	June 30, 2011	March 31, 2011
a. Securities lending	$–	–%	$–	$–	$–
b. Repurchase agreements	–	–	–	–	–
c. Reverse repurchase agreements	–	–	–	–	–
d. Dollar repurchase agreements	–	–	–	–	–
e. Dollar reverse repurchase agreements	–	–	–	–	–

13.  COUNTRY Investors held no warrants, options, caps, or floors at December 31, 2011.

14.  COUNTRY Investors did not have potential exposure for collars, swaps, and forwards during 2011.

15.  COUNTRY Investors did not have potential exposure for futures contracts during 2011.

21

COUNTRY Investors Life Assurance Company

Supplemental Investment Disclosure (continued)

Summary Investment Schedule

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	$	%	$	%
Investment categories
Bonds:
U.S. Treasury securities	$8,063,897	4.33%	$8,063,897	4.33%
U.S. government agency and corporate obligations:
Issued by U.S. government agencies	7,655,083	4.11	7,655,083	4.11
Issued by U.S. government-sponsored agencies	22,119,530	11.87	22,119,530	11.87
Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
States, territories, and possessions general obligations	6,913,920	3.71	6,913,920	3.71
Political subdivisions of states, territories, and possessions and political subdivisions general obligations	17,828,175	9.57	17,828,175	9.57
Revenue and assessment obligations	28,398,214	15.24	28,398,214	15.24
Mortgage-backed securities:
Pass-through securities:
Issued by FNMA and FHLMC	5,987,195	3.21	5,987,195	3.21
CMOs REMICs:
Issued by GNMA, FNMA, FHLMC, or VA	26,331,054	14.13	26,331,054	14.13
All other privately issued	14,624,581	7.85	14,624,581	7.85
Other debt and fixed income securities:
Unaffiliated domestic securities	25,036,665	13.44	25,036,665	13.44
Unaffiliated foreign securities	6,987,092	3.75	6,987,092	3.75
Policy loans	168,753	0.09	168,753	0.09
Cash, cash equivalents, and short-term investments	16,213,905	8.70	16,213,905	8.70
Total invested assets	$186,328,064	100.00%	$186,328,064	100.00%

*Gross investment holdings as valued in compliance with the NAIC's Accounting Practices and Procedures Manual.

22

COUNTRY Investors Life Assurance Company

Note to Supplemental Disclosures

December 31, 2011

Basis of Presentation

The accompanying supplemental schedule and investment disclosures present selected statutory-basis financial data as of December 31, 2011, and for the year then ended, for the purpose of complying with the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual and agree to or are included in the amounts reported in COUNTRY Investors' 2011 Statutory Annual Statement as filed with the Illinois Department of Insurance.

23

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	(1)	Financial Statements are included in the Statement of Additional Information, as indicated therein.

(b)	Exhibits

	(1)	Certified resolution of the board of directors of COUNTRY Investors Life Assurance Company (the “Company”) establishing COUNTRY Investors Variable Annuity Account (the “Account”).(1)

	(2)	Not Applicable.

	(3)	Distribution Agreement.(7)

	(4)	(a)	Contract Form.(1)

		(b)	Variable Settlement Agreement(2)

		(c)	Guaranteed Minimum Death Benefit Endorsement(2)

		(d)	Incremental Death Benefit Rider(1)

		(e)	Retirement Security Rider(6)

	(5)	(a)	Contract Application.(2)

		(b)	Variable Product Supplement.(1)

	(6)	(a)	Articles of Incorporation of the Company.(1)

		(b)	By-Laws of the Company.(1)

	(7)	(a)	Variable Annuity Reinsurance Agreement between COUNTRY Investors Life Assurance Company and EquiTrust Life Insurance Company.(3)

		(b)	Variable Payment Contract Reinsurance Agreement between COUNTRY Investors Life Assurance Company and EquiTrust Life Insurance Company.(3)

		(c)	Assignment, Transfer and Novation Agreement between EquiTrust Life Insurance Company, Farm Bureau Life Insurance Company and Country Investors Life Assurance Company.(10)

	(8)	(a)	Participation Agreement relating to EquiTrust Variable Insurance Series Fund.(3)

(1) Amended Participation Agreement. (4)

		(b)	Participation Agreement relating to Dreyfus Variable Investment Fund.(3)

(1) Supplemental Agreement. (4)

(2) Amendment to Fund Participation Agreement. (9)

		(c)	Participation Agreement relating to T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc.(3)

		(d)	Participation Agreement relating to American Century Funds.(3)

(1) Novation Agreement relating to American Century Investment Services, Inc. (7)

(e)	Participation Agreement relating to Federated Insurance Series Fund (10)

(f)	Participation Agreement relating to Fidelity Variable Insurance Products Funds.(3)

(g)	Participation Agreement relating to Franklin Templeton Funds.(3)

(1)	Amendment to Participation Agreement.(3)

(2)	Amendment to Participation Agreement.(9)

(h)	Participation Agreement relating to JPMorgan Series Trust II.(3)

(1)	Amendment to Fund Participation Agreement.(4)

(i)	Participation Agreement relating to Summit Pinnacle Series.(3)

(j)	Participation Agreement relating to COUNTRY Mutual Funds Trust.(3)

(k)	Participation Agreement relating to DWS Variable Series I and DWS Variable Series II.(7)

(l)	Second Variable Products Compliance and Accounting Agreement.(9)

(1)	Corporate name change letter agreement with respect to Second Variable Products Compliance and Accounting Agreement. (10)

(m)	Second Administrative Services Agreement.(9)

(n)	(1)	T. Rowe Price Shareholder Information Agreement (Rule 22c-2). (4)

(2)	American Century Shareholder Information Agreement (Rule 22c-2). (4)

(3)	Federated Shareholder Information Agreement (Rule 22c-2). (10)

(4)	Fidelity Shareholder Information Agreement (Rule 22c-2). (4)

(5)	Franklin Shareholder Information Agreement (Rule 22c-2). (4)

(6)	Summit Shareholder Information Agreement (Rule 22c-2). (4)

(7)	Country Shareholder Information Agreement (Rule 22c-2). (4)

(o)	Investment Advisory Agreement between COUNTRY Investors Life Assurance Company and COUNTRY Trust Bank.(5)

(9)	Opinion and Consent of James M. Jacobs, Esquire.(10)

(10)	(a)	Consent of Sutherland Asbill & Brennan LLP.(10)

	(b)	Consent of Ernst & Young LLP.(10)

	(c)	Opinion and Consent of R. Dale Hall, FSA, MAAA, Vice President and Chief Actuary.(10)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Not Applicable.

(14)	Power of Attorney.(10)

(1)	Incorporated herein by reference to the Initial Filing of this Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on April 10, 2003.
(2)

Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on September 3, 2003.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-104424 filed with the Securities and Exchange Commission on April 29, 2005.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on April 30, 2007.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on April 30, 2008.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on July 29, 2008.
(7)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on April 29, 2010.
(8)

Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on February 25, 2011.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on April 29, 2011.
(10)	Filed herein.

Item 25. Directors and Officers of the Company

Name and Principal Business
Address*	Positions and Offices with the Depositor
James A. Anderson	Director
Wayne Anderson	Director
Darryl R. Brinkman	Director
Charles M. Cawley	Director
Dale Hadden	Director
Scott Halpin	Director
Chris Hausman	Director
David L. Meiss	Director
J.C. Pool	Director
Terry A. Pope	Director
Chad K. Schutz	Director

Name and Principal Business
Address*	Positions and Offices with the Depositor
Troy Uphoff	Director
Steven G. Hosselton	Director
Randy J. Poskin	Director
David L. Serven	Director
Robert H. Gehrke	Director
Dennis Green	Director
Philip T. Nelson	President & Director
Richard Guebert Jr.	Vice President & Director
Alan K. Dodds	Vice President, Finance & Treasurer
Kurt F. Bock	Chief Executive Officer
Barbara A. Baurer	Executive Vice President & Chief Operating Officer
David A. Magers	Executive Vice President & Chief Financial Officer
Doyle J. Williams	Executive Vice President & Chief Marketing Officer
Alan T. Reiss	Senior Vice President Service Operations
Richard J. Beninati	Senior Vice President Financial Service Operations
Paul V. Bishop	Senior Vice President Sales
Steven R. Denault	Senior Vice President Human Resources—Corp Communication
Keith Brannan	Vice President Strategic Marketing & Financial Security Planning
Robert J. McDade	Vice President Financial & Brokerage Solutions
Jon Voegele	Regional Vice President Illinois
Kevin Thompson	Regional Vice President Central
Miles T. Kilcoin	Vice President & Corporate Controller
R. Dale Hall	Chief Life/Health Actuary, Appointed Actuary & Illustration Actuary
James M. Jacobs	General Counsel, Secretary and Chief Legal Officer
Jeffrey S. Koerner	Vice President
Cherilyn Hardman-Sytar	Vice President Marketing
Bruce Finks	Assistant Treasurer
Robert L. Sammer	Assistant Treasurer
James Keist	Assistant Secretary
Elaine Thacker	Assistant Secretary
Kathy Smith Whitman	Assistant Secretary
Thomas B. Harris	Vice President Life and Health Administration
Brian Piercy	Assistant Secretary
Chad Carpenter	Assistant Secretary
Matthew J. Kopff	Associate Controller
Steve McCoin	Associate Controller
James Swanson, M.D.	Medical Director
Michael E. Fisher	Vice President Market Development
John E. Jolliff	Regional Vice President Western

*                 Unless otherwise indicated, the principal business address of each person is 1701 N. Towanda Avenue, Bloomington, Illinois 61701.

Item 26. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

*Illinois Agricultural Association
Illinois Agricultural Association and Affiliated Companies as of December 31, 2011
1. COUNTRY Mutual Insurance Company
2. COUNTRY Casualty Insurance Company
3. COUNTRY Preferred Insurance Company
4. Middlesex Mutual Assurance Company
5. CCM Real Estate II, LLC
6. Cotton States Mutual Insurance Company
7. Shield Insurance Company
8. Holyoke Mutual Insurance Company in Salem
9. Holyoke of Salem Insurance Agency, Inc.
10. Modern Service Insurance Company
11. CC Services, Inc.
12. Midfield Corporation
13. MSI Preferred Insurance Company
14. Illinois Agricultural Holding Co.
15. COUNTRY Life Insurance Company
16. COUNTRY Investors Life Assurance Company
17. COUNTRY Capital Management Company
18. COUNTRY Trust Bank
19. COUNTRY Mutual Funds Trust
20. Cotton States Life Insurance Company
21. Illinois Agricultural Service Company
22. IAA Credit Union
23. Illinois Agricultural Auditing Association
24. IAA Foundation
25. Agricultural Support Association
26. Prairie Farms Dairy, Inc.
27. Muller-Pinehurst Dairy, Inc.
28. East Side Jersey Dairy, Inc.
29. P.F.D. Supply Corporation
30. Ice Cream Specialties, Inc.
31. GMS Transportation Co.
32. Madison Farms Butter, LLC
33. Hiland Dairy Foods Company, LLC
34. Turner Holdings, LLC
35. Belfonte Ice Cream Co.
36. SkyPark LLC
37. Roberts Dairy Company, LLC
38. Memory Lane Dairy, LLC
39.** GROWMARK, Inc.
40. FS Risk Management Services, Inc.
41. FS Preferred Insurance Company
42. MID-CO COMMODITIES, Inc.
43. Great Lakes Grain
44. FS Financial Services Corporation
45. TOTAL GRAIN MARKETING, LLC
46. WESTERN GRAIN MARKETING, LLC
47. CSE GROWMARK, LLC
48. Comex Technologies, LLC
49. AgriVisor, LLC
50. NORTHERN GRAIN MARKETING, LLC
51. FS Services Ontario Ltd.
52. GROWMARK FS, LLC
53. Project Explorer Mark II Corporation
54. Malta Texo Holding Company
55. FS Partners, Inc.
56. 3098584 Nova Scotia Company
57. GROW-AG, LLC
58. FS Fuel, LLC
59. Seedway, LLC
60. NewTech Engineering & Environmental, LLC
61. Allied Seed, L.L.C.
62. Norfolk FS Partners, Inc.
63. 3105194 Nova Scotia Company
64. Norfolk FS
65. 1105433 Ontario Inc.
66. UPI Inc.
67. UPI Holdings Inc.
68. UPI Energy LP
69. Case 'N Drum
70. Dykstra Fuels

See reverse side for organization and control information for each company listed.

1. Organized in Illinois as a mutual insurance company. Proxy control by Illinois Agricultural Association. (CMIC)

2. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Mutual Insurance Company. (CCIC)

3. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Mutual Insurance Company. (CPIC)

4. Organized in Connecticut as a mutual insurance company. Board and management control by COUNTRY Mutual Insurance Company. (MMAC)

5 Organized in Delaware as a limited liability company. 99.99% of voting securities owned by COUNTRY Mutual Insurance Company. (CCM)

6. Organized in Georgia as a mutual insurance company. Board and management control by COUNTRY Mutual Insurance Company. (CSMIC)

7. Organized in Georgia as a stock insurance company. 100% of voting securities owned by Cotton States Mutual Insurance Company. (Shield)

8. Organized in Massachusetts as a mutual insurance company. Board and management control and 87.1% of guaranty capital owned by COUNTRY Mutual Insurance Company. (HMIC)

9. Organized in Massachusetts as a stock business corporation. 100% of voting securities owned by Holyoke Mutual Insurance Company in Salem. (HOSIA)

10. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Mutual Insurance Company. (MSIC)

11. Organized in Illinois as a business corporation. 100% of voting securities owned by Illinois Agricultural Holding Co. (CCSI)

12. Organized in Connecticut as a stock business corporation. 100% of voting securities owned by Middlesex Mutual Assurance Company. (Midfield)

13. Organized in Illinois as a stock insurance company. 100% of voting securities owned by Middlesex Mutual Assurance Company. (MSIPIC)

14. Organized in Illinois as a business corporation. 98.8% of voting securities owned by Illinois Agricultural Association. (IAHC)

15. Organized in Illinois as a stock insurance company. 99.99% of voting securities owned by Illinois Agricultural Holding Co. (CLIC)

16. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Life Insurance Company. (CILAC)

17. Organized in Illinois as a business corporation. 100% of voting securities owned by COUNTRY Life Insurance Company. (CCMC)

18. Organized as a Federal thrift. 100% of voting securities owned by COUNTRY Life Insurance Company. (CTB)

19. Organized in Delaware as a business trust. Investment advisory agreement with COUNTRY Fund Management, a department of COUNTRY Trust Bank. (CMFT)

20. Organized in Georgia as a stock insurance company. 75% of voting securities owned by COUNTRY Life Insurance Company and 25% of voting securities owned by COUNTRY Mutual Insurance Company. (CSLIC)

21. Organized in Illinois as a business corporation. 100% of voting securities owned by Illinois Agricultural Holding Co. (IASC)

22. Organized as a an Illinois credit union. No corporate control. Board control in Illinois Agricultural Association and certain affiliated companies. (IAACU)

23. Organized in Illinois as an agricultural cooperative. 48% of voting securities owned by Illinois Agricultural Association. (IAAA)

24. Organized in Illinois under the General Not For Profit Corporation Act. Membership control in Illinois Agricultural Association. (IAA Foundation)

25. Organized in Illinois under the General Not For Profit Corporation Act. Membership control in Illinois Agricultural Association. (ASA)

26. Organized in Illinois as an agricultural cooperative. 39.2% of voting securities owned by Illinois Agricultural Association. (PFD)

27. Organized in Illinois as a business corporation. 50% of voting securities owned by Prairie Farms Dairy, Inc. (M-PD)

28. Organized in Indiana as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc. (ESJD)

29. Organized in Illinois as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc. (PFD Supply)

30. Organized in Missouri as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc. (ICS)

31. Organized in Illinois as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc. (GMS)

32. Organized in Illinois as a limited liability company. 50% of voting securities owned by Prairie Farms Dairy, Inc. (Madison Farms)

33. Organized in Illinois as a limited liability company. 50% of voting securities owned by Prairie Farms Dairy, Inc. (Hiland)

34. Organized in Tennessee as a limited liability company. 60% of voting securities owned by Prairie Farms Dairy, Inc. and 40% of voting securities owned by Hiland Dairy Foods Company, LLC. (Turner)

35. Organized in Missouri as a business corporation. 100% of voting securities owned by Hiland Dairy Foods Company, LLC. (Belfonte)

36. Organized in Missouri as a limited liability company. 25% of voting securities owned by Hiland Dairy Foods Company, LLC. (SkyPark)

37. Organized in Illinois as a limited liability company. 100% of voting securities owned by Hiland Dairy Foods Company, LLC. (Roberts Dairy)

38. Organized in Illinois as a limited liability company. 100% of voting securities owned by Hiland Dairy Foods Company, LLC. (Memory)

39. Organized in Delaware under the General Corporation Act. 26% of voting securities owned by Illinois Agricultural Association. (GMK)

40. Organized in Delaware under the General Corporation Act. 91.02% of voting securities owned by GROWMARK, Inc. and 8.98% of voting securities owned by FS Financial Services Corporation. (FS Risk)

41. Organized in Vermont as a business corporation. 100% of voting securities owned by FS Risk Management Services, Inc. (FS Preferred Ins. Co.)

42. Organized in Delaware under the General Corporation Act. 80% of voting securities owned by GROWMARK, Inc. (MID-CO)

43. Organized in Canada as a Partnership. 54% of voting securities owned by GROWMARK, Inc. (Great Lakes)

44. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc. (FS Financial)

45. Organized in Delaware as a limited liability company. 54% of voting securities owned by FS Financial Services Corporation. (Total Grain)

46. Organized in Delaware as a limited liability company. 54.55% of voting securities owned by FS Financial Services Corporation. (Western Grain)

47. Organized in Florida as a limited liability company. 50% of voting securities owned by FS Financial Services Corporation (CSE GMK)

48. Organized in Delaware as a limited liability company. 51% of voting securities owned by CSE GROWMARK, LLC. (Cornex)

49. Organized in Delaware as a limited liability company. 51% of voting securities owned by FS Financial Services Corporation and 49% of voting securities owned by Illinois Agricultural Association. (AgriVisor LLC)

50. Organized in Delaware as a limited liability company. 78% of voting securities owned by FS Financial Services Corporation. (Northern Grain)

51. Organized in Ontario under the Business Corporations Act. 100% of voting securities owned by GROWMARK, Inc. (FS Services)

52. Organized in Delaware as a limited liability company. 100% of voting securities owned by GROWMARK, Inc. (GMK FS)

53. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc. (Proj. Explr. Mark II)

54. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by Project Explorer Mark II Corporation. (Malta Texo)

55. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc. (FS Partners)

56. Organized in Nova Scotia as a limited liability company. 100% of voting securities owned by FS Partners, Inc. (3098584 NS Co.)

57. Organized in Illinois as a business corporation. 100% of voting securities owned by GROWMARK, Inc. (GROW-AG)

58. Organized in Delaware as a limited liability company. 100% of voting securities owned by GROW-AG, Inc. (FS Fuel)

59. Organized in Delaware as a limited liability company. 100% of voting securities owned by GROWMARK, Inc. (Seedway)

60. Organized in Illinois as a limited liability company. 100% of voting securities owned by GROWMARK, Inc. (NewTech)

61. Organized in Idaho as a limited liability company. 25% of voting securities owned by GROWMARK, Inc. (Allied Seed)

62. Organized in Delaware under the General Corporation Act.. 100% of voting securities owned by GROWMARK, Inc. (Norfolk FS Partners)

63. Organized in Canada under the Business Corporations Act. 100% of voting securities owned by Norfolk FS Partners, Inc. (3105194 NS Co.)

64. Organized in Canada under the General Partnership. 60% of voting securities owned by 3105194 Nova Scotia Company. (Norfolk FS)

65. Organized in Ontario under the Business Corporations Act. 100% of voting securities owned by GROWMARK, Inc. (1105433 Ontario)

66. Organized in Ontario under the Business Corporations Act. 50% of voting securities owned by 1105433 Ontario, Inc. (UPI)

67. Organized in Canada. 100% of voting securities owned by UPI, Inc. (UPI Holdings)

68. Organized in Canada as a limited liability partnership. 99.999% of voting securities owned by UPI, Inc. (UPI Energy)

69. Organized in Canada. 100% of voting securities owned by UPI, Inc. (Case ‘N Drum)

70. Organized in Canada. 100% of voting securities owned by UPI, Inc. (Dykstra)

* Organized in Illinois as a not-for-profit corporation. No voting securities. No person controls it.	** GROWMARK, Inc. owns voting stock in approximately 28 of its Illinois member companies. GROWMARK, Inc. and subsidiary information as of June 30, 2011.

Item 27. Number of Contract Owners

As of April 25, 2012, there were 1,558 Qualified Contract Owners and 532 Non-Qualified Contract Owners.

Item 28. Indemnification

Each person who is or who shall hereafter become a director, officer or employee of the Company, and his administrators, executors, and heirs shall be indemnified by the Company, to the extent not prohibited by applicable law, against all judgments, decrees, orders and findings rendered or entered against him and all costs and expenses reasonably incurred by or imposed upon him, in connection with or resulting from any action, suit or proceeding, administrative or otherwise or threat thereof, to which he is or may be made a party by reason of his being or having been a director, officer or employee (whether or not he shall be a director, officer or employee at the time) excepting judgments, decrees, orders, findings, costs and expenses incurred or imposed in relation to matters as to which a recovery shall be had against him by reason of his having been finally adjudged in such action, suit or proceeding, administrative or otherwise liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director, officer or employee of liability to the company or its stockholders for willful misfeasance, bad faith, gross negligence and reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each director, officer and employee and his administrators, executors, or heirs may be indemnified by the company against payments made including reasonable costs and expenses provided that such indemnification shall be conditioned upon the prior determination by a resolution of two-thirds (2/3) of those members of the Board of Directors of the Company who are not involved in the action, suit or proceeding that the director, officer or employee has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and provided further that if a majority of the members of the Board of Directors of the company are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. The foregoing rights and indemnification shall not be exclusive of any other rights to which the officers, directors, and employees may be entitled according to law.

The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the company against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) COUNTRY Capital Management Company is the registrant’s principal underwriter and also serves as the principal underwriter to the COUNTRY Investors Variable Life Account.

(b) Officers and Directors of COUNTRY Capital Management Company

Name and Principal Business Address*	Positions and Offices with the Underwriter
Terry A. Pope	Director
J.C. Pool	Director
Scott Halpin	Director
Philip T. Nelson	Chairman & Director
Richard Guebert Jr.	Vice President & Director
Alan K. Dodds	Vice President-Finance & Treasurer
David A. Magers	Executive Vice President
Doyle J. Williams	Chief Executive Officer & Chief Marketing Officer
John R. Novack	Assistant Secretary
Jill M. Boedigheimer	Assistant Secretary
Kathy Smith Whitman	Assistant Secretary
Miles T. Kilcoin	Vice President, Corporate Controller & Chief Financial Officer
Steven E. McCoin	Assistant Controller
Robert J. McDade	FINRA Executive Representative and Chief Compliance Officer
Steven R. Denault	Executive Vice President Corporate Services

*                 The principal business address of all of the persons listed above is 1705 N. Towanda Avenue, Bloomington, Illinois 61702.

(c) Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of	Net Underwriting
Principal	Discounts and	Compensation	Brokerage
Underwriter	Commissions	Redemption	Commission	Compensation
Country Capital Management Company	$323,326	NA	NA	NA

Item 30. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 1701 N. Towanda Avenue or 1705 N. Towanda Avenue, Bloomington, Illinois 61701, or 5400 University Avenue, West Des Moines, Iowa 50266.

Item 31. Management Services

VARIABLE PRODUCTS COMPLIANCE AND ACCOUNTING AGREEMENT. Under this agreement, FBL Investment Management Services, Inc. (“FBL”) agrees to provide the Company with certain compliance and accounting functions with respect to the variable annuity contracts and variable universal life insurance policies issued by the Company. These functions include: preparing Forms N-4 and N-6, N-SAR and 24F-2; providing requested information for SEC examinations; calculating daily unit values and preparing trial balances, financial reports and audit schedules. FBL is not an affiliated person of the Company. FBL is compensated quarterly for its services based on a schedule of fees attached to the agreement.

Item 32. Undertakings and Representations

(a) The Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

(b) The Registrant undertakes that it will include as part of any application to purchase a Contract offered by the Prospectus, either: (i) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a statement of additional information; or (ii) a post card or similar written communication, affixed to or included in the Prospectus that the applicant can remove and send to the Company for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) COUNTRY Investors Life Assurance Company (the “Company”) represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

SIGNATURES

As required by the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant, COUNTRY Investors Variable Annuity Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Bloomington, State of Illinois, on the 27th day of April, 2012.

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

By:	/s/ PHILIP T. NELSON
Philip T. Nelson
President

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

By:	/s/ PHILIP T. NELSON
Philip T. Nelson
President

COUNTRY Investors Life Assurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date

/s/ PHILIP T. NELSON	President and Director	April 27, 2012
Philip T. Nelson	[Principal Executive Officer]

/s/ DAVID A. MAGERS	Executive Vice President and Chief Financial Officer	April 27, 2012
David A. Magers	[Principal Financial Officer]
[Principal Accounting Officer]

*	Director	April 27, 2012
James A. Anderson

*	Director	April 27, 2012
Wayne Anderson

*	Director	April 27, 2012
Darryl R. Brinkman

*	Director	April 27, 2012
Charles M. Cawley

*	Director	April 27, 2012
Dale Hadden

*	Director	April 27, 2012
Chris Hausman

*	Director	April 27, 2012
Scott Halpin

Signature	Title	Date

*	Vice President and Director	April 27, 2012
Richard Guebert Jr.

*	Director	April 27, 2012
Steven G. Hosselton

*	Director	April 27, 2012
Robert H. Gehrke

*	Director	April 27, 2012
David L. Meiss

*	Director	April 27, 2012
Dennis Green

*	Director	April 27, 2012
J.C. Pool

*	Director	April 27, 2012
Terry A. Pope

*	Director	April 27, 2012
Randy J. Poskin

*	Director	April 27, 2012
Chad K. Schutz

*	Director	April 27, 2012
David L. Serven

*	Director	April 27, 2012
Bradley A. Temple

*	Director	April 27, 2012
Troy Uphoff

*By:	/s/ JAMES M. JACOBS
James M. Jacobs
Attorney-In-Fact
Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description
(b)(7)(c)	Assignment, Transfer and Novation Agreement between EquiTrust Life Insurance Company, Farm Bureau Life Insurance Company and Country Investors Life Assurance Company.
(b)(8)(e)	Participation Agreement relating to Federated Insurance Series Fund.
(b)(8)(l)(1)	Corporate name change letter agreement with respect to Second Variable Product Compliance and Accounting Agreement.
(b)(8)(n)(3)	Federated Shareholder Information Agreement (Rule 22c-2).
(b)(9)	Opinion and Consent of James M. Jacobs, Esquire
(b)(10)(a)	Consent of Sutherland Asbill & Brennan LLP
(b)(10)(b)	Consent of Ernst & Young, LLP
(b)(10)(c)	Opinion and Consent of R. Dale Hall, FSA, MAAA, Vice President and Chief Actuary
(b)(14)	Power of Attorney